[Compass Logo]


                                              PROFESSIONALLY MANAGED COMBINATION
                                                        FIXED/VARIABLE ANNUITIES
                                                    FOR PERSONAL INVESTMENTS AND
                                                      QUALIFIED RETIREMENT PLANS




                        ANNUAL REPORT o DECEMBER 31, 1998




                      Capital Appreciation Variable Account
                     Government Securities Variable Account
                           High Yield Variable Account
                        Managed Sectors Variable Account
                          Money Market Variable Account
                          Total Return Variable Account
                       World Governments Variable Account



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         NOT FDIC INSURED                                MAY LOSE VALUE
                                NO BANK GUARANTEE
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                                                                       Issued by
                                    Sun Life Assurance Company of Canada (U.S.),
                                                    A Wholly Owned Subsidiary of
                                        Sun Life of Canada (U.S.) Holdings, Inc.

Letter From the Chairman

Dear Contract Owners:

In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management[RegTM] , the company that grew out of that original fund, has helped guide shareholders and contract owners through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of December 31, 1998, MFS manages nearly $100 billion, and the firm's 2,000 people serve almost four million investors and their financial advisers worldwide.

One of the elements in the success of MIT did not exist before our founders invented it in 1924. That is daily redemption. This feature, through which new shares were created when people invested in MIT and were redeemed when people sold, was an important change. As a result, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by the portfolio.

Another factor in our growth was the development of one of the industry's first internal research departments in 1932. Unlike companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes over 35 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT introduced the daily redemption feature, that was not our only invention. We also established the nation's first global bond fund, the first high-yield municipal bond fund, and the first high-yield municipal closed-end bond fund. MFS also was among the leaders in the mutual fund industry in introducing variable annuity accounts.

We are proud of the record of MIT, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

Our ability to service your investment and information needs is also extremely important to us. The Sun Life Retirement Products and Services Center handles millions of transactions and phone calls every year. Supporting the work of financial advisers, promptly sending out statements and confirmations, and answering hundreds of investors' questions every day are crucial elements in maintaining long-term relationships with our fund contract owners.

If there is a common thread running through these milestones, it is our unswerving commitment to providing you with the best possible investment management and contract owner service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

On behalf of the

Boards of Managers,


/s/ John D. McNeil


John D. McNeil
Chairman,
Boards of Managers

January 15, 1999


Management Review and Outlook


Capital Appreciation Variable Account

For the year ended December 31, 1998, the Account provided a total return of 28.79%, compared to a return of 28.58% for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

The Account's strong performance can be attributed to some of our major weightings performing very well, particularly technology sector holdings such as Microsoft, Cisco, Intel, and EMC. These companies have been able to leverage the worldwide drive toward higher productivity and lower cost structures that are predominantly enabled by technology. This trend is apparent in industries around the world and is a result of the current low-inflation scenario. Companies are compensating for the inability to boost revenues through price increases by turning to cost reduction and productivity enhancement as a means of keeping earnings healthy. In Cisco's case, the company provides much of the communications equipment that is the backbone of the Internet, and it has benefited from the explosion of interest in the 'Net.


Additionally, holdings in our leisure sector such as Time Warner and Viacom performed well, driven by their ability to fill the need for cable programming and operations services as that medium expands. Radio broadcasters such as Jacor, Clear Channel, and Heftel also performed well in the wake of major consolidation in the industry. Consolidation has enabled broadcasters to offer comprehensive packages to potential advertisers that are more compelling than several small individual advertising buys covering one market. Additionally, advertisers are aware that radio allows them to reach more consumers than other electronic media thanks to the medium's high rate of out-of-home usage. Retailers such as CVS and Rite Aid have performed well, buoyed both by consolidation in the industry and favorable demographics that have resulted in increased prescription volume as the population ages.


Even in a strong year, individual stocks can disappoint. Among our large holdings that did not perform up to our expectations was Cendant, which had difficulty due to accounting fraud in a company that it acquired. Though the stock has rallied somewhat, it is still down for the year. Computer Associates missed its earnings estimates earlier in the year and suffered as a result. Gillette was working its way through a product transition from its old shaving system to its new product. As it was clearing old inventory, the Asian economic crisis came to a head and hurt the company's earnings as a result of reduced demand from those nations.


With regard to the turmoil in Asian markets during the year, the portfolio didn't have a lot of direct Asian exposure. During the market correction in September and October, some of which was the result of weakness in the Asian economies, we took the opportunity to add to technology holdings that still displayed solid fundamentals and that we felt would rebound once the worst was over. Some of these names included Compuware, DST Systems, and Oracle.

We lightened the portfolio's exposure to industrial goods and basic materials because we felt those industries were in the process of a mini-recession of their own and were not as resilient as technology stocks in the current environment. We also increased our health care holdings and added some of the major pharmaceutical stocks because, though expensive, we feel they offer strong fundamentals and good earnings growth prospects.

We like to look at the current environment in the same way that we look at a potential investment. This entails factors such as earnings growth, management quality, secular economic trends, cash flow generation, and valuations. In light of those factors, we think that gross domestic product (GDP) may grow on the order of 2.5%, while inflation will remain low, at about 1.5%. Therefore, we expect to see moderate growth. Many American companies that are global leaders should continue to grow revenues and earnings as they consolidate their leadership positions and leverage secular trends. One concern here is that valuations in the market are fairly high as the result of significant amounts of liquidity that were pumped into the economy from interest-rate cuts around the world and a flight from international markets to U.S. equities. However, we think we're closer to achieving stability in the next few months, which means that valuations may level off as investors pay closer attention to earnings growth. In general, we think investors should expect more moderate performance from the stock market in the future. For our part, we will continue to focus on companies that we believe can deliver the best earnings growth at the best prices and generate strong cash flow.


Government Securities Variable Account

For the year ended December 31, 1998, the Account provided a total return of 8.22%, compared to a return of 8.72% for the Lehman Brothers
Government/Mortgage Index (the Lehman Index), an unmanaged index of U.S. Treasury, government-agency, and mortgage-backed securities.

The Account's performance has, on balance, been favorably impacted by the investment market turmoil. U.S. Treasuries proved to be the investment of choice for investors who shifted their allocations away from potentially riskier asset classes such as stocks, and prices of Treasuries appreciated. Government-agency securities, however, have felt the negative effects of the flight to quality and did not keep up with Treasuries. This caused a slight drag on the Account's performance during the sharp rally in Treasuries in August.

However, this does not mean other government-agency and mortgage-backed securities are less safe, relatively speaking. They continue to enjoy, if not explicit, at least implicit backing from the U.S. Treasury. We believe that agency securities continue to represent very good value over the long term. In turbulent markets, they will often be overlooked as the focus shifts to the Treasury market. In this environment, investors are able to purchase government-agency securities at very attractive yield spreads to Treasuries. So it becomes a good opportunity to acquire higher-yielding, quality securities. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

While we have somewhat decreased our exposure to mortgage-backed securities because declining interest rates have led to quick increases in mortgage prepayment rates, Ginnie Mae (Government National Mortgage Association) securities have shown good value versus other types of mortgage securities. Ginnie Maes have smaller loan balances and are less sensitive to prepayments than securities such as Fannie Maes (Federal National Mortgage Association) and Freddie Macs (Federal Home Loan Mortgage Corporation). We believe that we've also found value in 15-year securities. Even if interest rates come down a little, people with 15-year loans probably won't refinance into new 15-year loans, because when they add up the extra interest costs of extending their mortgages they will probably prefer to pay off their current mortgages. So we're selectively buying these mortgages.


High Yield Variable Account

For the year ended December 31, 1998, the Account provided a total return of -0.79%, compared to a return of 1.60% for the Lehman Brothers High Yield Bond Index, an unmanaged index of noninvestment-grade corporate debt. Over the same period, the Lipper High Yield Bond Fund Index returned 0.17%.

The past year was a volatile one for the high-yield market. During the first half of the year, high-yield bonds were the best-performing domestic fixed-income asset class. However, in the third quarter, the high-yield market posted its worst performance in eight years due to renewed concerns that economic problems in Asia and Russia would negatively impact the domestic economy. The second interest-rate cut by the Federal Reserve Board (the Fed) on October 15 helped restore confidence in the high-yield market and was the catalyst for a price recovery in the fourth quarter.


Although this recovery was modest, we think the high-yield market still offers good long-term value. As of December 31, 1998, the yield on the Salomon Brothers High-Yield Index was 10.3% compared to 4.6% for comparable U.S. Treasury yields, resulting in a spread of 5.7%. The spread began 1998 at 3.5% and has risen to its widest level since 1991 as a result of lower high-yield bond prices and investors' flight to quality. Given our cautious outlook for corporate earnings in 1999 and the historically high yield levels available in the market today, we believe the high-yield market remains an attractive asset class.


The Account's performance benefited from an overweighted position in the media sector, particularly the bonds of cable television companies. Valuations for these companies rose substantially based on the growing perception that their networks are a cost-effective way to deliver Internet and telephone services to residential consumers. The Account also benefited from being underweighted in the energy sector, which was one of the worst-performing sectors of the high-yield market due to the severe decline in oil prices. Performance was hurt by our cyclical holdings, as paper and steel prices declined in response to the Asian economic crisis.


Throughout 1998, our investment strategy became more conservative. Going forward, we expect credit problems will increase among the riskier high-yield companies as corporate profits decline due to slower economic growth. Therefore, we have been adding higher-quality companies to the Account and have reduced our cyclical exposure by selling bonds of some paper, metal, and general industrial companies. One of the major challenges facing investors in 1999 will be determining how individual companies are impacted by global economic events and, therefore, we believe that careful credit selection will remain crucial to the Account's relative performance.


Managed Sectors Variable Account

For the year ended December 31, 1998, the Account provided a total return of 12.48%, compared to a return of 28.58% for the S&P 500.

The past year was a volatile one in which performance was very selective. While the U.S. economy appeared to be in good shape -- helped by generally low interest rates, non-existent inflation, and several easings of interest rates by the Fed -- the rest of the world continued to be negatively affected by the Asian contagion of slowing growth and devaluation. The uncertainty in global markets and the prospect for a deceleration of U.S. economic growth thus increased the appeal of liquidity, of companies with good earnings growth, and of companies that were less subject to the vagaries of international economies. As a result, our larger-capitalization, consistent-growth companies and those with little exposure to foreign economies contributed to performance. In contrast, our small- and mid-cap holdings, as well as companies that depend on global economic expansion, detracted from results.

More specifically, our holdings in energy and health care held back performance. Energy stocks lagged because of softness in commodity prices. Health care services were under pressure due to regulatory concerns and pricing pressure from health maintenance organizations (HMOs). On a brighter note, our specialty retail holdings in the food and drug industry performed well thanks to continued industry consolidation and strong sales trends driven by solid pharmaceutical sales. In addition, our holdings in technology, primarily software, helped significantly, with strong appreciation in many of the leading companies such as Microsoft, EMC, and Cisco Systems. Tyco International, the Account's largest holding, was also a solid contributor as a result of better-than-expected earnings results and good acquisitions.


We believe the coming year is likely to be one of change, much as 1998 was. There are numerous questions. Will the U.S. and global economies go into recession or accelerate as a result of the strong support on interest rates provided by the Fed and the world's central banks? After several years of above-average earnings growth, will unit growth be hard for companies to achieve? Will deflation become a problem? All things considered, we believe strong growth will be highly valued by investors in a world in which growth is potentially scarcer. As a result, we have repositioned the portfolio with a focus on finding companies that we believe can deliver superior relative earnings growth. One way we can do this is by searching out companies with strong franchises in high growth markets. As a result, technology is a key focus for the Account. We are invested in software, networking, electronics, and telecommunications service companies that may benefit from the growth of the Internet and the demand for more and faster communications. In health care, our emphasis has shifted to companies that we believe can deliver technology-driven unit growth -- both in devices and in the emerging pharmaceutical/ biotechnology field. Successful specialty retailers that can find strategies that work well and build on them will also have a place in the Account in 1999.



Looking forward, we believe the fundamental outlook for rapidly growing companies remains positive. We continue to think that we are at the beginning of a slowdown in profit growth for many of the large-cap multinational companies. We think this is a positive because many other growth stocks should be able to grow faster than the broad market. Moreover, inflation and interest rates are both low, a scenario that favors valuations of rapidly growing companies.


Money Market Variable Account

Interest rates on short-term (90-day) securities fell approximately 40 basis points (0.40%) during the past 12 months. The federal funds rate began the year at 5.50% and, during the year, was lowered by 75 basis points (0.75%). Because of this, we targeted 50 days for the Account's average maturity.


We continue to limit the Account's investments to securities issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. government, as well as to the highest quality corporate and bank issues, in order to provide maximum security against credit risk. On December 31, 1998, approximately 65% of the portfolio was invested in U.S. government or government-guaranteed issues, with the balance invested in corporate and bank issues. We expect lower short-term interest rates over the next several months.


The Account is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency, and there can be no assurance that it will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in the Account.


Total Return Variable Account

For the year ended December 31, 1998, the Account provided a total return of 11.61%, compared to returns of 28.58% for the S&P 500 and 9.49% for the Lehman Brothers Government/ Corporate Bond Index (the Lehman Index), an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities) and investment-grade U.S. corporate debt.


The Account benefited from the strong equity market in 1998 and was also aided by a rise in the bond market. However, 1998 was a volatile year in both markets. Equity returns varied widely based on "style." For example, the unmanaged Russell 1000 Large-Capitalization Value Index increased 15.6%, while the Russell 1000 Large-Capitalization Growth Index appreciated 38.7%. As "value" managers, we focus more on financial services, basic industry, and energy and utilities companies, while growth managers are more focused on technology and health care companies. While we had many stocks appreciate dramatically in 1998, it was the technology and health care sectors that led the market to new heights, groups that we have historically underweighted.


On the fixed-income side, U.S. Treasuries performed much better than corporate debt. As economic and political turmoil spread throughout the Far East and Latin America during 1998, there was a "flight to safety" that pushed up prices on U.S. Treasuries. At the same time, bonds issued by U.S. corporations did not keep pace because investors feared that corporate earnings would be hampered by these global problems. As the Account tends to hold more corporate bonds than Treasuries, our returns on the fixed-income side, although strong, did not match the returns of an "all-Treasuries" portfolio.

At the end of the year, the Account's allocation consisted of 58% equities (including convertible securities), 39% bonds, and 3% cash. This allocation is consistent with prior years and is somewhat conservative. We continue to have difficulty finding value in the equity markets because price-to-earnings ratios are very high and dividend yields are at historical lows. However, we do believe the insurance and the utilities and communications sectors offer good risk/reward ratios, and we have major allocations in those sectors.

Our goal for the coming year is to follow through with our value-oriented style. We believe that our conservative stance offers the potential for good returns should the equity and bond markets rise, while our balanced approach can offer support should these markets undergo a correction.


World Governments Variable Account

For the year ended December 31, 1998, the Account provided a total return of 15.37%, compared to a return of 15.31% for the Salomon Brothers World Government Bond Index (the Salomon Index), an unmanaged index of complete universes of government bonds with remaining maturities of at least five years.


Almost all the activity in the global fixed-income universe during 1998 occurred in the last six months of the year. In many respects, the third quarter was a historic one, highlighted by Russia's devaluation and domestic debt restructuring. By late September, extreme volatility existed in many financial markets, primarily due to the partial liquidation of a large U.S. hedge fund and continued uncertainty in the Asian markets.


As concerns over a global recession increased, bond markets were dominated by a flight to quality. Largely due to the Fed's lowering short-term interest rates for the first time since 1996, yields on 10-year U.S., German, and Japanese bonds fell approximately 100 basis points (1.00%) during the third quarter. In fact, U.S. Treasury yields fell to their lowest level in over 30 years.


After such a volatile third quarter, more stability and normalcy returned during the fourth quarter. Helped by further interest-rate cuts by the Fed and by most European central banks, along with approval for an increase in funding for the International Monetary Fund, credit spreads began to contract. Longer-term interest rates in most developed markets actually edged slightly higher after reaching historical lows during the third quarter.


Japan, however, was the exception, as both government bond yields and the yen were quite volatile toward the end of the year. First, the yen appreciated 17% against the U.S. dollar due to central bank support and massive unwinding of leveraged positions. Second, 10-year Japanese interest rates increased from 0.75% to 1.70% as concerns grew over larger budget deficits and possible new issuance of debt.

During the year, the Account performed well both in nominal terms and relative to the Salomon Index. Although 1998 will be remembered as the worst year since 1990 for credit risk, this portfolio benefited by being invested in secure global government bonds. All countries within the Salomon Index registered positive returns when measured in local currency. The Account benefited by being overweighted in the better performers, namely the United Kingdom and non-core European countries.

In addition, underweighting the Japanese bond market for most of the year enhanced performance. Performance was somewhat constrained during the first half, however, by the portfolio's having a lower duration than the Salomon Index. However, duration was lengthened by the beginning of the third quarter, and the Account was thus well positioned for the significant rally that ensued. In addition, a weaker U.S. dollar helped to produce higher returns, both in absolute terms and relative to the Salomon Index.

As we begin 1999, many unresolved global issues overhang the financial markets. Concerns still remain over the financial stability of both Brazil and Russia. In addition, the launch of the new euro currency, as well as the impending impeachment trial in Washington, obviously bears close scrutiny. However, similar to 1998, we believe global growth and inflation should continue to fall, which will be positive for most bond markets. In addition, both the Fed and the new European central bank are ready to again provide liquidity in case another credit crisis develops. We believe bond markets such as the United Kingdom and Greece should continue to perform well in this environment.

                             ---------------------

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.


These portfolios are actively managed, and current holdings may be different.


It is not possible to invest directly in an index.


Investment Objectives and Policies


Capital Appreciation Variable Account (CAVA) seeks capital appreciation by investing in securities of all types, with a major emphasis on common stocks.


Government Securities Variable Account (GSVA) seeks current income and preservation of capital by investing in U.S. government and government-related securities. Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio.


High Yield Variable Account (HYVA) seeks current income and capital appreciation by investing primarily in fixed-income securities of U.S. and foreign issuers that may be in the lower-rated categories or unrated and may include equity features. Lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk. These risks may increase share price volatility.


Managed Sectors Variable Account (MSVA) seeks capital appreciation by varying the weighting of its portfolio of common stocks among certain industry sectors. Dividend income, if any, is incidental to its objective of capital appreciation. The Account may focus its investments in certain sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development.

Money Market Variable Account (MMVA) seeks maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months.

Total Return Variable Account (TRVA) seeks primarily to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income. Assets will be allocated and reallocated from time to time between money market, fixed-income, and equity securities. Under normal market conditions, at least 25% of the Account's assets will be invested in fixed-income securities, and at least 40% and no more than 75% of its assets will be invested in equity securities.

World Governments Variable Account (WGVA) seeks moderate current income and preservation and growth of capital by investing in a portfolio of U.S. and foreign government securities. Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase unit price volatility.


One-year performance through December 31, 1998

                             Compass 2 (U.S.)     Compass 3 (U.S.)
Capital Appreciation
  Variable Account                 27.14%              27.02%
Government Securities
  Variable Account                  6.83%               6.72%
High Yield Variable
  Account                          (2.06)%             (2.15)%
Managed Sectors Variable
  Account                          11.08%              10.91%
Money Market Variable
  Account                           3.64%               3.54%
Total Return Variable
  Account                          10.26%              10.10%
World Governments
  Variable Account                 13.95%              13.78%

These performance results reflect any applicable contract or surrender charges. Past performance is no guarantee of future results.

Portfolio of Investments -- December 31, 1998
Capital Appreciation Variable Account
Stocks -- 95.5%


Issuer                                                                           Shares                 Value
U.S. Stocks -- 93.9%
Advertising -- 0.1%
Outdoor Systems, Inc.* .................................................          31,000          $    930,000
                                                                                                  ------------
Aerospace -- 0.4%
United Technologies Corp. ..............................................          27,000          $  2,936,250
                                                                                                  ------------
Automotive -- 0.5%
Federal-Mogul Corp. ....................................................          63,100          $  3,754,450
                                                                                                  ------------
Banks and Credit Companies -- 0.7%
Bank of New York, Inc. .................................................         132,700          $  5,341,175
                                                                                                  ------------
Broadcasting -- 0.2%
Infinity Broadcasting Corp.* ...........................................          47,400          $  1,297,575
                                                                                                  ------------
Business Services -- 2.6%
DST Systems, Inc.* .....................................................         132,600          $  7,566,488
Galileo International, Inc. ............................................         160,400             6,977,400
Modis Professional Services, Inc.* .....................................         243,700             3,533,650
Policy Management Systems Corp.* .......................................          28,500             1,439,250
                                                                                                  ------------
                                                                                                  $ 19,516,788
                                                                                                  ------------
Computer Software --
 Personal Computers -- 6.7%
Microsoft Corp.* .......................................................         360,700          $ 50,024,581
                                                                                                  ------------
Computer Software -- Services -- 0.5%
EMC Corp.* .............................................................          45,200          $  3,842,000
                                                                                                  ------------
Computer Software -- Systems -- 12.2%
BMC Software, Inc.* ....................................................         403,700          $ 17,989,881
Cadence Design Systems, Inc.* ..........................................         590,300            17,561,425
Cambridge Technology Partners, Inc.*....................................          59,000             1,305,375
Computer Associates
 International, Inc. ...................................................         592,950            25,274,494
Compuware Corp.* .......................................................         117,300             9,164,063
Oracle Corp.* ..........................................................         334,075            14,406,984
Synopsys, Inc.* ........................................................          98,500             5,343,625
                                                                                                  ------------
                                                                                                  $ 91,045,847
                                                                                                  ------------
Consumer Goods and
 Services -- 9.8%
Clorox Co. .............................................................          59,200          $  6,915,300
Colgate-Palmolive Co. ..................................................          84,200             7,820,075
Gillette Co. ...........................................................         211,700            10,227,756
Tyco International Ltd. ................................................         636,000            47,978,250
                                                                                                  ------------
                                                                                                  $ 72,941,381
                                                                                                  ------------

Issuer                                                                           Shares                 Value
Defense Electronics -- 0.9%
Loral Space & Communications
 Corp.* ................................................................         357,500          $  6,367,969
                                                                                                  ------------
Electrical Equipment -- 1.3%
General Electric Co. ...................................................          93,200          $  9,512,225
                                                                                                  ------------
Electronics -- 2.0%
Analog Devices, Inc.* ..................................................         134,200          $  4,210,525
Intel Corp. ............................................................          90,300            10,706,194
                                                                                                  ------------
                                                                                                  $ 14,916,719
                                                                                                  ------------
Entertainment -- 8.9%
CBS Corp. ..............................................................         245,900          $  8,053,225
Clear Channel Communications, Inc.*.....................................         103,868             5,660,806
Heftel Broadcasting Corp., "A"* ........................................          88,600             4,363,550
Jacor Communications, Inc.* ............................................         157,700            10,151,937
MediaOne Group, Inc.* ..................................................         310,400            14,588,800
Time Warner, Inc. ......................................................         148,200             9,197,662
Univision Communications, Inc., "A"*....................................          74,600             2,699,588
Viacom, Inc., "B"* .....................................................         156,900            11,610,600
                                                                                                  ------------
                                                                                                  $ 66,326,168
                                                                                                  ------------
Financial Institutions -- 7.2%
Associates First Capital Corp., "A" ....................................         302,500          $ 12,818,437
CIT Group, Inc., "A" ...................................................         122,200             3,887,488
Federal Home Loan Mortgage Corp. .......................................         259,600            16,727,975
Federal National Mortgage Assn. ........................................          46,000             3,404,000
Financial Federal Corp.* ...............................................         113,950             2,820,263
Finova Group, Inc. .....................................................         163,500             8,818,781
Franklin Resources, Inc. ...............................................          41,500             1,328,000
Morgan Stanley Dean Witter & Co. .......................................          48,800             3,464,800
                                                                                                  ------------
                                                                                                  $ 53,269,744
                                                                                                  ------------
Financial Services -- 0.8%
SunAmerica, Inc. .......................................................          75,450          $  6,120,881
                                                                                                  ------------
Insurance -- 1.1%
Equitable Cos., Inc. ...................................................          33,300          $  1,927,238
Lincoln National Corp. .................................................          75,000             6,135,937
MONY Group, Inc.* ......................................................             100                 3,131
                                                                                                  ------------
                                                                                                  $  8,066,306
                                                                                                  ------------
Medical and Health Products -- 5.2%
Boston Scientific Corp.* ...............................................         188,900          $  5,064,881
Lilly Eli & Co. ........................................................          71,900             6,390,112
McKesson Corp. .........................................................          59,000             4,664,688
Pfizer, Inc. ...........................................................         124,700            15,642,056

10 - CAVA

Issuer                                                                           Shares                 Value
Medical and Health
 Products -- continued
Schering Plough Corp. ..................................................          129,700         $  7,165,925
                                                                                                  ------------
                                                                                                  $ 38,927,662
                                                                                                  ------------
Medical and Health Technology
 and Services -- 5.0%
Cardinal Health, Inc. ..................................................          114,097         $  8,657,110
HBO & Co. ..............................................................          172,700            4,954,331
Health Management Associates, Inc., "A"*................................          269,300            5,823,613
HealthSouth Corp.* .....................................................          447,100            6,902,106
Total Renal Care Holdings, Inc.* .......................................           27,100              801,144
United Healthcare Corp. ................................................          239,600           10,317,775
                                                                                                  ------------
                                                                                                  $ 37,456,079
                                                                                                  ------------
Metals and Minerals -- 0.6%
Minerals Technologies, Inc. ............................................          108,900         $  4,458,094
                                                                                                  ------------
Oils -- 0.2%
Conoco, Inc., "A"* .....................................................           83,700         $  1,747,238
                                                                                                  ------------
Railroads -- 0.4%
Kansas City Southern Industries, Inc. ..................................           52,000         $  2,557,750
                                                                                                  ------------
Restaurants and Lodging -- 4.7%
Cendant Corp.* .........................................................        1,053,392         $ 20,080,285
McDonalds Corp. ........................................................           79,500            6,091,687
Promus Hotel Corp.* ....................................................          266,431            8,625,704
                                                                                                  ------------
                                                                                                  $ 34,797,676
                                                                                                  ------------
Special Products and
 Services -- 0.5%
USEC, Inc. .............................................................          270,800         $  3,757,350
                                                                                                  ------------
Stores -- 9.3%
CompUSA, Inc.* .........................................................          355,900         $  4,648,944
CVS Corp. ..............................................................          494,200           27,181,000
Linens 'N Things, Inc.* ................................................           14,300              566,637
Office Depot, Inc.* ....................................................          394,100           14,557,069
Rite Aid Corp. .........................................................          314,400           15,582,450
TJX Cos., Inc. .........................................................          221,300            6,417,700
                                                                                                  ------------
                                                                                                  $ 68,953,800
                                                                                                  ------------
Supermarkets -- 2.7%
Meyer (Fred), Inc.* ....................................................          129,000         $  7,772,250
Safeway, Inc.* .........................................................          197,000           12,004,687
                                                                                                  ------------
                                                                                                  $ 19,776,937
                                                                                                  ------------


Issuer                                                                           Shares                 Value
Telecommunications -- 7.9%
3Com Corp.* ............................................................          160,900         $  7,210,332
American Tower Corp., "A"* .............................................           51,300            1,516,556
Cisco Systems, Inc.* ...................................................          203,675           18,903,586
Global TeleSystems Group, Inc.* ........................................          133,200            7,425,900
Intermedia Communications, Inc.* .......................................           43,300              746,925
L-3 Communications Holding, Inc.* ......................................            1,300               60,531
Lucent Technologies, Inc. ..............................................           49,400            5,434,000
MCI WorldCom, Inc.* ....................................................          178,780           12,827,465
Nextlink Communications, Inc., "A"* ....................................           58,200            1,651,425
Qwest Communications
 International, Inc.* ..................................................           22,449            1,122,450
Tel-Save Holdings, Inc.*## .............................................           88,700            1,485,725
                                                                                                  ------------
                                                                                                  $ 58,384,895
                                                                                                  ------------
Utilities -- Electric -- 1.5%
AES Corp.* .............................................................          117,100         $  5,547,612
CalEnergy Co., Inc.* ...................................................          156,200            5,418,188
                                                                                                  ------------
                                                                                                  $ 10,965,800
                                                                                                  ------------
 Total U.S. Stocks ............................................................................   $697,993,340
                                                                                                  ------------
Foreign Stocks -- 1.6%
Bermuda -- 0.6%
Ace Ltd. (Insurance) ...................................................          114,000         $  3,925,875
Global Crossing Ltd.
 (Telecommunications)* .................................................            6,000              270,750
                                                                                                  ------------
                                                                                                  $  4,196,625
                                                                                                  ------------
Brazil -- 0.2%
Tele Sudeste Celular Participacoes S.A.
 (Telecommunications)* .................................................           23,400         $    484,087
Telesp Celular Participacoes S.A.
 (Telecommunications)* .................................................           41,400              724,500
                                                                                                  ------------
                                                                                                  $  1,208,587
                                                                                                  ------------
United Kingdom -- 0.8%
British Petroleum PLC,
 ADR (Oils) ............................................................           36,701         $  3,486,595
Reuters Group PLC
 (Business Services) ...................................................          168,000            1,769,715
Taylor Nelson Sofres PLC
 (Market Research) .....................................................          904,900            1,148,371
                                                                                                  ------------
                                                                                                  $  6,404,681
                                                                                                  ------------
 Total Foreign Stocks .........................................................................   $ 11,809,893
                                                                                                  ------------
 Total Stocks (Identified Cost, $489,392,640) .................................................   $709,803,233
                                                                                                  ------------

                                                                       11 - CAVA

Convertible Preferred Stock -- 0.3%


Issuer                                         Shares             Value
Entertainment -- 0.3%
MediaOne Group, Inc., 6.25%,
 (Identified Cost, $2,342,437) .........       40,300         $  2,679,950
                                                              ------------
Short-Term Obligations -- 2.2%


                                         Principal Amount
                                           (000 Omitted)
General Electric Capital Corp., due
 1/04/99, at Amortized Cost ............      $16,200         $ 16,193,223
                                                              ------------
 Total Investments (Identified Cost, $507,928,300)..........  $728,676,406
Other Assets,
 Less Liabilities -- 2.0%                                       14,898,294
                                                              ------------
 Net Assets - 100.0% .......................................  $743,574,700
                                                              ============

           See portfolio footnotes and notes to financial statements

Portfolio of Investments -- December 31, 1998
Government Securities Variable Account

Bonds -- 98.6%

                                                                          Principal Amount
Issuer                                                                     (000 Omitted)          Value
U.S. Federal Agencies -- 36.4%
Federal Home Loan Bank, 5.125s, 2003                                          $ 2,250        $  2,249,303
Federal Home Loan Mortgage Corp.,
 6.163s, 2027 ..........................................................        3,682           3,698,487
Federal Home Loan Mortgage Corp.,
 6.5s, 2028 ............................................................        9,078           9,142,881
Federal Housing Authority, 7.43s, 2022 .................................        3,364           3,360,897
Federal National Mortgage Assn.,
 6s, 2013 ..............................................................        4,128           4,138,622
Federal National Mortgage Assn.,
 6.5s, 2025 - 2027 .....................................................        9,090           9,149,630
Federal National Mortgage Assn.,
 6.866s, 2011 ..........................................................        1,650           1,704,656
Federal National Mortgage Assn.,
 7.27s, 2005 ...........................................................        3,876           4,097,356
Federal National Mortgage Assn.,
 7.522s, 2020 ..........................................................           49              49,126
Federal National Mortgage Assn.,
 8.5s, 2007 ............................................................          142             148,069
Federal National Mortgage Assn.
 10s, 2018 .............................................................        2,686           2,913,066
Financing Corp., 9.8s, 2018 ............................................        5,000           7,353,900
Financing Corp., 10.35s, 2018 ..........................................        1,950           3,002,083
Resolution Funding Corp., 8.875s, 2020                                          3,700           5,199,647
Tennessee Valley Authority, 0s to
 2012, 8.25s to 2042, ..................................................        7,250           3,474,563
U.S. Department of Veterans Affairs,
 7.5s, 2009 ............................................................        3,400           3,597,608
U.S. Department of Veterans Affairs,
 7.75s, 2014 ...........................................................        1,749           1,755,857
                                                                                             ------------
                                                                                             $ 65,035,751
                                                                                             ------------
U.S. Government
 Guaranteed -- 62.2%
Government National Mortgage
 Association -- 17.1%
GNMA, 6.5s, 2027 - 2028 ................................................      $ 3,361        $  3,394,471
GNMA, 7s, 2008 - 2026 ..................................................        3,716           3,804,608
GNMA, 7.5s, 2008 - 2027 ................................................       18,110          18,668,554
GNMA, 8s, 2025 - 2027 ..................................................        3,933           4,087,968
GNMA, 11s, 2010 - 2019 .................................................          437             488,467
GNMA, 12.5s, 2015 ......................................................           50              56,798

12 - GSVA

                                                                            Principal Amount
Issuer                                                                       (000 Omitted)          Value
Government National Mortgage
 Association -- continued
GNMA, 14s, 2014 - 2015 ...................................................      $    34        $     39,802
                                                                                               ------------
                                                                                               $ 30,540,668
                                                                                               ------------
Small Business
 Administration -- 1.5%
SBA, 8.2s, 2005 ..........................................................      $   607        $    635,323
SBA, 8.4s, 2007 ..........................................................          285             301,514
SBA, 8.7s, 2009 ..........................................................        1,162           1,272,299
SBA, 10.05s, 2009 ........................................................          459             513,435
                                                                                               ------------
                                                                                               $  2,722,571
                                                                                               ------------
U.S. Treasury Obligations -- 43.6%
U.S. Treasury Bonds, 3.625s, 2028 ........................................      $ 8,547        $  8,290,678
U.S. Treasury Notes, 4.625s, 2000 ........................................        7,500           7,511,700
U.S. Treasury Notes, 4.75s, 2008 .........................................        1,500           1,511,715
U.S. Treasury Bonds, 5.25s, 2028 .........................................        3,500           3,583,125
U.S. Treasury Notes, 5.5s, 2003 ..........................................        3,700           3,809,261
U.S. Treasury Notes, 6.5s,
 2002 - 2006 .............................................................       17,400          18,872,908
U.S. Treasury Bonds, 6.625s, 2027 ........................................        5,925           7,008,149
U.S. Treasury Notes, 8s, 2001 ............................................        8,000           8,591,280
U.S. Treasury Bonds, 8s, 2021 ............................................        2,208           2,952,162
U.S. Treasury Bonds, 9.875s, 2015 ........................................        4,700           7,069,082
U.S. Treasury Bonds, 10.375s, 2012 .......................................        6,300           8,692,047
                                                                                               ------------
                                                                                               $ 77,892,107
                                                                                               ------------
 Total U.S. Government Guaranteed ..........................................................   $111,155,346
                                                                                               ------------
 Total Bonds (Identified Cost, $167,406,498) ...............................................   $176,191,097
                                                                                               ------------
Repurchase Agreement -- 0.6%
Goldman Sachs, dated 12/31/98, due
 1/4/99, total to be received
 $1,131,591 (secured by various U.S.
 Treasury and Federal Agency
 obligations in a jointly traded
 account) at cost ........................................................      $ 1,131        $  1,131,000
                                                                                               ------------
 Total Investments (Identified Cost, $168,537,498) .........................................   $177,322,097
Other Assets,
 Less Liabilities -- 0.8% ..................................................................      1,390,794
                                                                                               ------------
 Net Assets - 100.0% .......................................................................   $178,712,891
                                                                                               ============

           See portfolio footnotes and notes to financial statements


Portfolio of Investments -- December 31, 1998
High Yield Variable Account

Bonds -- 92.2%


                                                                          Principal Amount
Issuer                                                                     (000 Omitted)          Value
U.S. Bonds -- 81.0%
Aerospace -- 4.5%
Airplane Pass-Through Trust,
 10.875s, 2019+ ........................................................       $  750        $    797,580
Argo Tech Corp., 8.625s, 2007## ........................................          300             283,500
BE Aerospace, Inc., 8s, 2008 ...........................................        1,075           1,053,500
K & F Industries, Inc., 9.25s, 2007 ....................................        1,400           1,414,000
L-3 Communications Corp.,
 10.375s, 2007 .........................................................          500             548,750
L-3 Communications Corp., 8.5s, 2008 ...................................          525             546,000
MOOG, Inc., 10s, 2006 ..................................................        1,420           1,455,500
Stellex Industries, Inc., 9.5s, 2007 ...................................          225             194,062
United Defense Industries, Inc.,
 8.75s, 2007 ...........................................................          330             332,475
                                                                                             ------------
                                                                                             $  6,625,367
                                                                                             ------------
Building -- 2.7%
AAF-McQuay, Inc., 8.875s, 2003 .........................................       $1,325        $  1,286,906
American Standard, Inc.,
 7.375s, 2008 ..........................................................          750             750,000
Nortek, Inc., 9.25s, 2007 ..............................................        1,000           1,035,000
UDC Homes, Inc., 0s, 2000 ..............................................            3               1,465
Williams Scotsman, Inc., 9.875s, 2007 ..................................          850             867,000
                                                                                             ------------
                                                                                             $  3,940,371
                                                                                             ------------
Business Services -- 2.1%
Anacomp, Inc., 10.875s, 2004 ...........................................       $  500        $    515,000
Convergent Communications, Inc.,
 13s, 2008 .............................................................          775             372,000
Iron Mountain, Inc., 10.125s, 2006 .....................................          500             542,500
Iron Mountain, Inc., 8.75s, 2009 .......................................          700             721,000
Pierce Leahy Corp., 11.125s, 2006 ......................................          423             463,185
Pierce Leahy Corp., 9.125s, 2007 .......................................          500             522,500
                                                                                             ------------
                                                                                             $  3,136,185
                                                                                             ------------
Chemicals -- 1.1%
NL Industries, Inc., 11.75s, 2003 ......................................       $1,000        $  1,060,000
Sterling Chemicals, Inc., 11.25s, 2007 .................................          750             622,500
                                                                                             ------------
                                                                                             $  1,682,500
                                                                                             ------------

                                                                       13 - HYVA

                                                                           Principal Amount
Issuer                                                                      (000 Omitted)            Value
Consumer Goods and Services -- 3.9%
American Safety Razor Co.,
 9.875s, 2005 .......................................................... $1,000                $  1,030,000
General Binding Corp., 9.375s, 2008 ....................................  1,075                   1,081,719
Kindercare Learning Centers, Inc.,
 9.5s, 2009 ............................................................    850                     845,750
Polymer Group, Inc., 8.75s, 2008 .......................................    750                     733,125
Remington Products Co. LLC,
 11s, 2006 .............................................................    800                     590,000
Revlon Consumer Products Corp.,
 8.125s, 2006 ..........................................................    750                     716,250
Revlon Consumer Products Corp.,
 8.625s, 2008 ..........................................................    350                     318,500
Samsonite Corp., 10.75s, 2008 ..........................................    525                     451,500
                                                                                               ------------
                                                                                               $  5,766,844
                                                                                               ------------
Container, Forest and
 Paper Products -- 6.8%
Applied Extrusion Technologies, Inc.,
 11.5s, 2002 ........................................................... $  325                $    336,375
Atlantis Plastics, Inc., 11s, 2003 .....................................    300                     298,500
Ball Corp., 8.25s, 2008## ..............................................    500                     523,750
Buckeye Cellulose Corp., 9.25s, 2008 ...................................  1,000                   1,035,000
Florida Coast Paper Co. LLC,
 12.75s, 2003** ........................................................    800                     408,000
Gaylord Container Corp., 9.75s, 2007 ...................................  1,370                   1,178,200
Gaylord Container Corp., 9.875s, 2008                                        95                      68,875
Graham Packaging/GPC Capital Co.,
 8.75s, 2008 ...........................................................    650                     656,500
Silgan Holdings, Inc., 9s, 2009 ........................................    800                     810,000
Speciality Paperboard, Inc.,
 9.375s, 2006 ..........................................................  1,400                   1,414,000
Synthetic Industries, Inc., 9.25s, 2007                                   1,125                   1,158,750
U.S. Can Corp., 10.125s, 2006 ..........................................    950                     978,500
U.S. Timberlands, 9.625s, 2007 .........................................  1,160                   1,174,500
                                                                                               ------------
                                                                                               $ 10,040,950
                                                                                               ------------
Corporate Asset Backed -- 0.6%
Merrill Lynch Mortgage Investors, Inc.,
 8.333s, 2022+ ......................................................... $1,000                $    945,469
                                                                                               ------------

                                                                           Principal Amount
Issuer                                                                      (000 Omitted)            Value
Energy -- 3.0%
AEI Resources, Inc./AEI Holdings, Inc.,
 10.5s, 2005## ......................................................... $  250                $    249,375
Cheasapeake Energy Corp.,
 9.625s, 2005 ..........................................................  1,350                   1,039,500
Clark Refining & Marketing, Inc.,
 8.625s, 2008 ..........................................................    450                     443,813
Continental Resources, Inc.,
 10.25s, 2009 ..........................................................    925                     767,750
HS Resources, Inc., 9.25s, 2006 ........................................  1,000                     920,000
P&L Coal Holdings Corp.,
 8.875s, 2008 ..........................................................    350                     357,000
P&L Coal Holdings Corp.,
 9.625s, 2008 ..........................................................    375                     380,625
Petsec Energy, Inc., 9.5s, 2007 ........................................    500                     260,000
Wiser Oil Co., 9.5s, 2007 ..............................................    100                      62,000
                                                                                               ------------
                                                                                               $  4,480,063
                                                                                               ------------
Entertainment -- 1.6%
AMC Entertainment, Inc., 9.5s, 2009 .................................... $  500                $    510,000
Cinemark USA, Inc., 9.625s, 2008 .......................................  1,000                   1,047,500
Hollywood Theaters, Inc.,
 10.625s, 2007 .........................................................    375                     261,563
Regal Cinemas, Inc., 9.5s, 2008## ......................................    575                     593,687
                                                                                               ------------
                                                                                               $  2,412,750
                                                                                               ------------
Food and Beverage Products -- 1.7%
Friendly Ice Cream Corp., 10.5s, 2007                                    $  660                $    668,250
Specialty Foods Corp., 10.25s, 2001 ....................................  1,950                   1,794,000
                                                                                               ------------
                                                                                               $  2,462,250
                                                                                               ------------
Gaming and Hotels -- 4.9%
Casino America, Inc., 12.5s, 2003 ...................................... $  800                $    884,000
Circus Circus Enterprises, Inc.,
 6.45s, 2006 ...........................................................    260                     233,657
Coast Hotels & Casinos, Inc.,
 13s, 2002 .............................................................    750                     843,750
Eldorado Resorts LLC, 10.5s, 2006 ......................................  1,800                   1,908,000
Lady Luck Gaming Corp.,
 11.875s, 2001 .........................................................  1,400                   1,414,000
Prime Hospitality Corp., 9.75s, 2007 ...................................    385                     386,925
Santa Fe Hotel, Inc., 11s, 2000 ........................................  1,065                   1,011,750
Station Casinos, Inc., 8.875s, 2008## ..................................    475                     477,375
                                                                                               ------------
                                                                                               $  7,159,457
                                                                                               ------------

14 - HYVA

                                                                           Principal Amount
Issuer                                                                      (000 Omitted)            Value
Industrial -- 6.9%
Day International Group, Inc.,
 11.125s, 2005 .........................................................  $950                 $  1,002,250
Envirosource, Inc., 9.75s, 2003 ........................................   650                      583,375
Furon Co., 8.125s, 2008 ................................................   800                      792,000
Grove Worldwide LLC/Capital, Inc.,
 9.25s, 2008 ...........................................................   250                      225,000
Hayes Wheels International, Inc.,
 9.125s, 2007 ..........................................................   250                      261,250
IMO Industries, Inc., 11.75s, 2006 .....................................   920                      929,200
Interlake Corp., 12s, 2001 ............................................. 1,200                    1,278,000
International Knife & Saw, Inc.,
 11.375s, 2006 .........................................................   300                      307,875
Johnstown America Industries,
 11.75s, 2005 ..........................................................   575                      605,187
Newcor, Inc., 9.875s, 2008 ............................................. 1,100                    1,023,000
Numatics, Inc., 9.625s, 2008 ...........................................   170                      160,225
Oxford Automotive, Inc.,
 10.125s, 2007 .........................................................   425                      437,750
Simonds Industries, Inc.,
 10.25s, 2008 ..........................................................   975                      994,500
Talon Automotive Group, Inc.,
 9.625s, 2008 ..........................................................    50                       48,000
Thermadyne Holdings Corp.,
 0s to 2003, 12.5s to 2008 ............................................. 1,650                      726,000
Thermadyne Manufacturing/Capital
 Corp., 9.875s, 2008 ...................................................   800                      742,000
                                                                                               ------------
                                                                                               $ 10,115,612
                                                                                               ------------
Media -- 13.1%
Acme Television LLC, 0s to 2000,
 10.875s to 2004 ....................................................... $ 950                 $    758,812
Adelphia Communications Corp.,
 8.375s, 2008## ........................................................ 1,275                    1,319,625
Big Flower Press Holdings, Inc.,
 8.625s, 2008## ........................................................   925                      925,000
Chancellor Media Corp., 8.75s, 2007 ....................................   800                      820,000
Chancellor Media Corp., 8s, 2008## .....................................    25                       25,500
Charter Communications Southeast LP,
 11.25s, 2006 .......................................................... 1,200                    1,344,000
Classic Cable, Inc., 9.875s, 2008## ....................................   275                      287,375
Classic Cable, Inc., 0s to 2003,
 13.25s to 2009 ........................................................   450                      276,750


                                                                    Principal Amount
Issuer                                                                (000 Omitted)                 Value
Media -- continued
CSC Holdings, Inc., 9.25s, 2005 ........................................ $ 250                 $    268,750
CSC Holdings, Inc., 8.125s, 2009 .......................................   100                      107,155
Cumulus Media, Inc., 10.375s, 2008 .....................................   400                      424,000
EchoStar Satellite Broadcasting Corp.,
 0s to 2000, 13.125s to 2004 ...........................................   225                      224,438
Fox/Liberty Networks LLC, Inc.,
 8.875s, 2007 ..........................................................   875                      892,500
FrontierVision Holding LP,
 0s to 2001, 11.87s to 2007 ............................................   500                      417,500
Frontiervision Operating Partnership LP,
 11s, 2006 .............................................................   375                      414,844
Golden Books Publishing, Inc.,
 7.65s, 2002** .........................................................   750                      235,980
Granite Broadcasting Corp.,
 10.375s, 2005 .........................................................   450                      453,375
Granite Broadcasting Corp.,
 8.875s, 2008 ..........................................................   885                      840,750
Hollinger International Publishing, Inc.,
 9.25s, 2007 ........................................................... 1,085                    1,139,250
Intermedia Capital Partners IV, LP,
 11.25s, 2006 ..........................................................   950                    1,068,750
Lenfest Communications, Inc.,
 8.25s, 2008 ........................................................... 1,050                    1,105,125
Liberty Group Operating, Inc.,
 9.375s, 2008 ..........................................................   755                      726,688
LIN Holdings Corp.,
 0s to 2003, 10s to 2008 ...............................................   200                      138,000
LIN Televison Corp., 8.375s, 2008 ......................................   750                      742,500
Marvel Holdings, Inc., 0s, 1998** ...................................... 1,165                            0
NTL, Inc., 0s to 2003,
 9.75s to 2008## ....................................................... 1,350                      821,812
NTL, Inc., 0s to 2003,
 12.375s to 2008## ..................................................... 1,575                      960,750
Outdoor Systems, Inc., 8.875s, 2007 ....................................   800                      854,000
Telemundo Holdings, Inc., 0s to 2003,
 11.5s to 2008## ....................................................... 1,125                      646,875
United International Holdings, Inc.,
 0s to 2003, 10.75s to 2008 ............................................ 1,075                      569,750
World Color Press, Inc.,
 8.375s, 2008## ........................................................   575                      577,875
                                                                                               ------------
                                                                                               $ 19,387,729
                                                                                               ------------

                                                                       15 - HYVA

                                                                     Principal Amount
Issuer                                                                 (000 Omitted)              Value
Medical and Health Technology
 and Services -- 2.4%
Alaris Medical, Inc., 0s to 2003,
 11.125s to 2008## .....................................................  $850                 $    463,250
Beverly Enterprises, Inc., 9s, 2006 ....................................   650                      663,000
Oxford Health Plans, Inc.,
 11s, 2005## ...........................................................   350                      337,750
Prime Medical Services, Inc.,
 8.75s, 2008 ........................................................... 1,300                    1,222,000
Tenet Healthcare Corp.,
 8.125s, 2008## ........................................................   850                      871,250
                                                                                               ------------
                                                                                               $  3,557,250
                                                                                               ------------
Metals and Minerals -- 2.3%
Acme Metals, Inc., 10.875s, 2007** ..................................... $ 375                 $     30,000
Alaska Steel Holdings Corp.,
 9.125s, 2006 ..........................................................   615                      644,213
Commonwealth Aluminum Corp.,
 10.75s, 2006 ..........................................................   450                      432,000
Doe Run Resources Corp., 11.25s,
 2005 ..................................................................   700                      560,000
Jorgensen (Earle M.) Co., 9.5s, 2005 ...................................   650                      619,125
Kaiser Aluminum & Chemical Corp.,
 9.875s, 2002 ..........................................................   700                      693,000
Metal Management, Inc., 10s, 2008 ......................................   700                      420,000
                                                                                               ------------
                                                                                               $  3,398,338
                                                                                               ------------
Retail -- 3.4%
Affinity Group Holding, Inc.,
 11s, 2007 ............................................................. $ 500                 $    516,250
Cole National Group, Inc.,
 8.625s, 2007 ..........................................................   875                      857,500
Finlay Enterprises, Inc., 9s, 2008 .....................................   250                      215,000
Finlay Fine Jewelry Corp.,
 8.375s, 2008 ..........................................................   850                      748,000
J.Crew Operating Corp.,
 10.375s, 2007 .........................................................   600                      510,000
Musicland Group, Inc., 9s, 2003 ........................................   500                      477,500
Musicland Group, Inc., 9.875s, 2008 ....................................   550                      539,000
Southland Corp., 5s, 2003 .............................................. 1,275                    1,122,000
                                                                                               ------------
                                                                                               $  4,985,250
                                                                                               ------------

                                                                    Principal Amount
Issuer                                                                (000 Omitted)                Value
Supermarkets -- 1.5%
Jitney-Jungle Stores of America, Inc.,
 12s, 2006 ............................................................. $ 700                 $    777,000
Pathmark Stores, Inc., 11.625s, 2002 ...................................   850                      811,750
Pathmark Stores, Inc., 9.625s, 2003 ....................................   300                      291,000
Penn Traffic Co., 8.625s, 2003** .......................................   550                      264,000
                                                                                               ------------
                                                                                               $  2,143,750
                                                                                               ------------
Telecommunications -- 17.5%
Allegiance Telecommunications, Inc.,
 0s to 2003, 11.75s to 2008 ............................................ $ 800                 $    376,000
Allegiance Telecommunications, Inc.,
 12.875s, 2008 .........................................................   575                      563,500
American Cellular Corp., 10.5s,
 2008## ................................................................   700                      679,000
AMSC Acquisition Co., Inc.,
 12.25s, 2008 ..........................................................   925                      559,625
Centennial Cellular Operating Co.,
 10.75s, 2008## ........................................................   600                      603,000
DTI Holdings, Inc., 0s to 2003, 12,5s
 to 2008 ............................................................... 1,450                      369,750
Exodus Communications, Inc.,
 11.25s, 2008 .......................................................... 1,325                    1,331,625
Flag Ltd., 8.25s, 2008 .................................................   200                      196,000
GCI, Inc., 9.75s, 2007 ................................................. 1,550                    1,534,500
Global Crossings Holdings Ltd.,
 9.625s, 2008 ..........................................................   775                      813,750
ICG Holdings, Inc., 0s to 2001, 12.55s
 to 2006 ...............................................................   875                      630,000
Intermedia Communications, Inc., 0s
 to 2002, 11.25s to 2007 ............................................... 1,200                      816,000
Intermedia Communications, Inc.,
 8.875s, 2007 ..........................................................   100                       96,500
ITC Deltacom, Inc., 9.75s, 2008## ...................................... 1,675                    1,733,625
Level 3 Communications, Inc.,
 9.125s, 2008 .......................................................... 1,225                    1,214,281
Metromedia Fiber Network, Inc.,
 10s, 2008## ...........................................................   825                      849,750
MJD Communications, Inc.,
 9.5s, 2008 ............................................................   625                      620,313
Nextel Communications, Inc., 0s to
 2002, 9.75s to 2008 ................................................... 1,435                      863,350

16 - HYVA

                                             Principal Amount
Issuer                                        (000 Omitted)          Value
Telecommunications -- continued
Nextel International, Inc., 0s to 2003,
 12.125s to 2008 ..........................       $1,500        $    671,250
Nextlink Communications, Inc.,
 9.625s, 2007 .............................          875             844,375
Nextlink Communications, Inc.,
 10.75s, 2008## ...........................          450             454,500
Northeast Optic Network, 12.75s, 2008 .....          550             539,000
Pagemart Wireless, Inc., 0s to 2003,
 11.25s to 2008 ...........................        1,075             516,000
Pathnet, Inc., 12.25s, 2008 ...............          155             108,500
Pinnacle Holdings, Inc., 0s to 2003,
 10s to 2008 ..............................        1,350             810,000
Psinet, Inc., 10s, 2005 ...................          350             343,000
Psinet, Inc., 11.5s, 2008## ...............          450             470,250
Qwest Communications International,
 Inc., 7.25s, 2008## ......................          250             256,875
Qwest Communications International,
 Inc., 7.5s, 2008## .......................          700             727,125
RCN Corp., 0s to 2002, 11.25s to
 2007 .....................................          225             130,500
Rural Cellular Corp., 9.625s, 2008 ........          450             451,125
Spectrasite Holdings, Inc., 0s to 2003,
 12s to 2008## ............................        1,400             714,000
Time Warner Telecommunications LLC,
 9.75s, 2008 ..............................        1,150           1,201,750
Triton PCS, Inc., 0s to 2003, 11s to
 2008 .....................................        1,725             776,250
Verio, Inc., 10.375s, 2005 ................          400             390,000
Verio, Inc., 11.25s, 2008## ...............          400             404,000
Viatel, Inc., 0s to 2003, 12.5s to 2008              275             154,000
Viatel, Inc., 11.25s, 2008 ................          775             751,750
Western Wireless Corp., 10.5s, 2007 .......        1,250           1,306,250
                                                                ------------
                                                                $ 25,871,069
                                                                ------------
Transportation -- 0.4%
Moran Transportation Co.,
 11.75s, 2004 .............................         $500        $   540,625
                                                                -----------
Utilities -- Electric -- 0.6%
Esi Tractebel Acquisition Corp.,
 7.99s, 2011 ..............................         $350        $   347,813



                                          Principal Amount
Issuer                                      (000 Omitted)        Value
Utilities -- Electric -- continued
International Utility Structures,
 10.75s, 2008 ..........................       $  625        $    585,937
                                                             ------------
                                                             $    933,750
                                                             ------------
 Total U.S. Bonds ........................................   $119,585,579
                                                             ------------
Foreign Bonds -- 11.2%
Belgium -- 0.2%
Hermes Europe Railtel BV, 10.375s,
 2009 (Telecommunications)## ...........       $  225        $    227,812
                                                             ------------
Bulgaria -- 0.4%
Bulgaria National Republic,
 6.688s, 2011 ..........................       $  800        $    536,000
                                                             ------------
Canada -- 3.0%
Metronet Communications Corp., 0s to
 2002, 10.75s to 2007
 (Telecommunications) ..................       $1,000        $    660,000
Metronet Communications Corp., 12s,
 2007 (Telecommunications) .............          600             666,000
PCI Chemicals Canada, Inc., 9.25s,
 2007 (Chemicals) ......................        1,125             877,500
Repap New Brunswick, Inc., 9s, 2004
 (Containers, Forest & Paper
 Products) .............................          850             765,000
Rogers Cablesystems, Inc.,
 10.125s, 2012 (Telecommunications)               750             828,750
Telesystem International Wireless, Inc.,
 0s to 2002, 10.5s to 2007
 (Telecommunications) ..................          530             198,087
Telesystem International Wireless, Inc.,
 0s to 2002, 13.25s to 2007
 (Telecommunications) ..................        1,200             510,000
                                                             ------------
                                                             $  4,505,337
                                                             ------------
Greece -- 0.2%
Fage Dairy Industries SA, 9s, 2007
 (Food and Beverage Products) ..........       $  375        $    316,875
                                                             ------------
Luxembourg -- 0.6%
Millicom International Cellular
 Communications Corp., 0s to 2001,
 13.5s to 2006 (Telecommunications)            $1,225        $    857,500
                                                             ------------

                                                                       17 - HYVA

                                              Principal Amount
Issuer                                         (000 Omitted)          Value
Mexico -- 0.4%
Satelites Mexicanos SA De CV,
 10.125s, 2004 (Telecommunications)                $  700        $    558,250
                                                                 ------------
Netherlands -- 0.7%
Versatel Telecom B.V., 13.25s, 2008
 (Telecommunications) ......................       $1,100        $  1,089,000
                                                                 ------------
Poland -- 0.2%
PTC International Finance B.V., Os to
 2002, 10.75s to 2007 (Financial
 Services) .................................       $  500        $    339,375
                                                                 ------------
Thailand -- 0.3%
Jasmine Submarine Telecom Ltd.,
 8.483s, 2011 (Industrial)## ...............       $  516        $    427,985
                                                                 ------------
United Kingdom -- 5.2%
Colt Telecommunications Group PLC,
 0s to 2001, 12s to 2006
 (Telecommunications) ......................       $3,000        $  2,505,000
Dialog Corporation PLC, 11s, 2007
 (Telecommunications) ......................          800             794,000
Dolphin Telecom PLC, 0s to 2003,
 11.5s to 2008
 (Telecommunications)## ....................        1,500             435,000
Esat Holdings Ltd., 0s to 2002, 12.5s
 to 2007 (Telecommunications) ..............          550             363,000
Esat Telecom Group PLC, 0s to 2002,
 12.5s to 2007 (Telecommunications)                   800             528,000
Esat Telecom Group PLC, 11.875s,
 2008 (Telecommunications)## ...............          825             833,250
Esprit Telecom Group PLC, 11.5s,
 2007 (Telecommunications)## ...............          300             306,000
Espirit Telecom Group PLC, 10.875s,
 2008 (Telecommunications) .................          850             854,250
Telewest PLC, 9.625s, 2006 (Media) .........          825             841,500
Telewest PLC, 11.25s, 2008 (Media)##                  250             278,125
                                                                 ------------
                                                                 $  7,738,125
                                                                 ------------
 Total Foreign Bonds .........................................   $ 16,596,259
                                                                 ------------
 Total Bonds (Identified Cost, $143,262,855) .................   $136,181,838
                                                                 ------------


Stocks


Issuer                                                                        Shares           Value
U.S. Stocks
Building
Atlantic Gulf Communities Corp.,+* .......................................       150      $        112
                                                                                          ------------
Consumer Goods and Services
Ranger Industries, Inc.* .................................................   123,210      $     35,731
                                                                                          ------------
 Total U.S. Stocks (Identified Cost, $2,949,528) ......................................   $     35,843
                                                                                          ------------
Convertible Preferred Stocks -- 0.4%
Telecommunications
ICG Funding LLC, 6.75%* ..................................................    10,750      $    560,344
Viatel, Inc.# ............................................................       537            32,220
                                                                                          ------------
 Total Convertible Preferred Stocks
   (Identified Cost, $662,893) ........................................................   $    592,564
                                                                                          ------------
Preferred Stocks -- 3.4%
Consumer Goods and Services -- 1.0%
CSC Holdings, Inc., 11.125% ..............................................    13,617      $  1,501,274
Renaissance Cosmetics, Inc., 14% .........................................       974                 0
                                                                                          ------------
                                                                                          $  1,501,274
                                                                                          ------------
Energy -- 0.3%
Clark USA, Inc. ..........................................................       558      $    446,400
                                                                                          ------------
Media -- 0.8%
Primedia, Inc., 8.625%# ..................................................    11,500      $  1,115,512
                                                                                          ------------
Telecommunications -- 1.3%
Crown Castle International Corp.##* ......................................       300      $    300,750
E Spire Communications, Inc. .............................................       104            50,960
Global Crossing Holdings Ltd.#, ## .......................................     5,750           554,875
Nextel Communications, Inc., 13s* ........................................       115           109,250
Rural Cellular Corp. .....................................................       978           899,760
                                                                                          ------------
                                                                                          $  1,915,595
                                                                                          ------------
 Total Preferred Stocks (Identified Cost, $5,350,765)                                     $  4,978,781
                                                                                          ------------
Warrants -- 1.0%
Allegiance Telecommunications, Inc.
 (Telecommunications)* ...................................................     1,150      $      2,012
American Mobile Satellite Corp.
 (Telecommunications)*## .................................................       925             3,589
Colt Telecommunications Group PLC
 (Telecommunications)*## .................................................     2,700         1,153,305
Convergent Communications, Inc.
 (Telecommunications)* ...................................................     3,100                31
Crystal Oil Co., $0.075 (Energy)*......................................... 1,920,847                 0
Crystal Oil Co., $0.10 (Energy)*.......................................... 1,683,209                 0

18 - HYVA

Issuer                                        Shares          Value
Crystal Oil Co., $0.125 (Energy)*.........  2,000,087     $          0
Crystal Oil Co., $0.15 (Energy)*..........  1,963,306                0
Crystal Oil Co., $0.25 (Energy)*..........  1,963,306                0
DTI Holdings, Inc.
 (Telecommunications)* ...................      7,250              363
Envirosource, Inc. (Industrial)* .........        238            1,220
Esat Holdings Ltd.
 (Telecommunications)*## .................        550           36,575
ICO, Inc. (Energy)* ......................    375,000          228,750
Knology Holdings, Inc.
 (Telecommunications)*## .................        500            1,002
Loral Orion Network Systems, Inc.,
 Expire 1/15/07
 (Telecommunications)* ...................      1,000            8,000
Loral Orion Network Systems, Inc.,
 Expire 1/15/07
 (Telecommunications)* ...................      1,100           19,800
McCaw International Ltd.
 (Telecommunications)*## .................        700              875
Metronet Communications Corp.
 (Telecommunications)*## .................        600           18,000
Pathnet, Inc.
 (Telecommunications)*## .................        155            1,550
Renaissance Cosmetics, Inc.*
 (Consumer Goods and Services)* ..........        788                0
Versatel Telecom B.V.
 (Telecommunications)* ...................      1,100           11,000
                                                          ------------
 Total Warrants (Identified Cost, $891,017) ..........    $  1,486,072
                                                          ------------
Commercial Paper -- 1.4%
                                       Principal Amount
                                        (000 Omitted)
General Electric Capital Corp., due
 1/04/99, at amortized cost .........       $2,000        $  1,999,163
                                                          ------------
 Total Investments (Identified Cost, $155,116,221).....   $145,274,261
Other Assets, Less Liabilities -- 1.6% ................      2,435,075
                                                          ------------
 Net Assets -- 100.0% .................................   $147,709,336
                                                          ============

            See portfolio footnotes and notes to financial statements


Portfolio of Investments -- December 31, 1998
Managed Sectors Variable Account

Stocks -- 97.2%


Issuer                                                                       Shares          Value
Financial Institutions -- 0.9%
Associates First Capital Corp., "A" ......................................   6,800      $    288,150
Schwab (Charles) Corp. ...................................................  13,800           775,387
                                                                                        ------------
                                                                                        $  1,063,537
                                                                                        ------------
Leisure -- 17.3%
Ascend Communications, Inc.* .............................................  22,200      $  1,459,650
CBS Corp. ................................................................   7,600           248,900
Century Telephone Enterprises, Inc. ......................................  18,600         1,255,500
Colt Telecom Group (United Kingdom)                                         24,700           372,871
Comcast Corp. ............................................................  20,600         1,208,962
Gemstar International Group Ltd.* ........................................   2,150           123,088
Infinity Broadcasting Corp.* .............................................   5,200           142,350
Jacor Communications, Inc.* ..............................................  24,000         1,545,000
MCI WorldCom, Inc.* ...................................................... 104,700         7,512,225
MediaOne Group, Inc.* ....................................................   6,100           286,700
Nokia Corp., ADR (Finland) ...............................................  11,700         1,409,119
Qwest Communications International,
 Inc.* ...................................................................  26,600         1,330,000
Sprint Corp. .............................................................  21,600         1,817,100
Time Warner, Inc. ........................................................  47,400         2,941,762
                                                                                        ------------
                                                                                        $ 21,653,227
                                                                                        ------------
Medical and Health Technology
 and Services -- 13.2%
Amgen, Inc.* .............................................................   9,200      $    961,975
Bausch & Lomb, Inc. ......................................................   6,300           378,000
Bergen Brunswig Corp. ....................................................   7,600           265,050
Biogen, Inc.* ............................................................   6,200           514,600
Biomet, Inc. .............................................................   6,000           241,500
Cardinal Health, Inc. ....................................................  17,250         1,308,844
CVS Corp. ................................................................  42,100         2,315,500
Guidant Corp. ............................................................  17,200         1,896,300
HealthSouth Corp.* .......................................................  30,200           466,213
Idec Pharmaceuticals Corp.* ..............................................   3,700           173,900
McKesson Corp. ...........................................................   6,900           545,531
Medtronic, Inc. ..........................................................  24,300         1,804,275
Pfizer, Inc. .............................................................   6,300           790,256
Rite Aid Corp. ...........................................................  42,200         2,091,537
Schering Plough Corp. ....................................................  14,000           773,500
Sepracor, Inc.* ..........................................................  18,700         1,647,938
United Healthcare Corp. ..................................................   2,700           116,269
Warner-Lambert Co. .......................................................   3,500           263,156
                                                                                        ------------
                                                                                        $ 16,554,344
                                                                                        ------------

                                                                       19 - MSVA

Issuer                                                                           Shares                Value
Technology -- 44.4%
3Com Corp.* ............................................................         30,900          $  1,384,706
Alltel Corp. ...........................................................         12,300               735,694
Altera Corp.* ..........................................................         12,400               754,850
Analog Devices, Inc.* ..................................................         26,400               828,300
ARM Holdings PLC (United Kingdom) ......................................         14,800               319,172
BMC Software, Inc.* ....................................................         35,800             1,595,338
Cisco Systems, Inc.* ...................................................         92,600             8,594,437
Compaq Computer Corp. ..................................................         11,200               469,700
Computer Associates
 International, Inc. ...................................................         55,200             2,352,900
Computer Sciences Corp. ................................................          4,200               270,638
Compuware Corp.* .......................................................         79,700             6,226,563
EMC Corp.* .............................................................         27,950             2,375,750
Equant N.V.* ...........................................................          4,700               318,719
Global Crossing Ltd. (Bermuda)* ........................................          5,700               257,213
Global TeleSystems Group, Inc.* ........................................         37,400             2,085,050
Intel Corp. ............................................................         20,400             2,418,675
International Business Machines Corp.                                             5,825             1,076,169
Lattice Semiconductor Corp.* ...........................................          2,300               105,584
Lexmark International Group, Inc.* .....................................          3,800               381,900
Linear Technology Corp. ................................................          4,300               385,119
Lucent Technologies, Inc. ..............................................         24,850             2,733,500
Micro Warehouse, Inc.* .................................................         10,000               338,125
Microsoft Corp.* .......................................................         55,900             7,752,631
Network Associates, Inc.* ..............................................         14,500               960,625
Oracle Corp.* ..........................................................        151,700             6,542,062
Sun Microsystems, Inc.* ................................................         15,800             1,352,875
TeleCommunications, Inc.* ..............................................         20,500               944,281
Tellabs, Inc.* .........................................................          7,700               527,931
Vodafone Group PLC
 (United Kingdom)* .....................................................         31,500               511,057
Xerox Corp. ............................................................          2,100               247,800
Xilinx, Inc.* ..........................................................         11,500               748,938
                                                                                                 ------------
                                                                                                 $ 55,596,302
                                                                                                 ------------
Other -- 21.4%
Albertsons, Inc. .......................................................          3,700          $    235,644
Anheuser Busch Cos., Inc. ..............................................         12,400               813,750
FDX Corp.* .............................................................         12,400             1,103,600
Galileo International, Inc. ............................................          6,900               300,150
Gulfstream Aerospace Corp.* ............................................          4,600               244,950
Home Depot, Inc. .......................................................         15,600               954,525
Meyer (Fred), Inc.* ....................................................         51,000             3,072,750


Issuer                                                                           Shares                Value
Other -- continued
Office Depot, Inc.* ....................................................         70,300          $  2,596,706
Philip Morris Cos., Inc. ...............................................         18,000               963,000
Safeway, Inc.* .........................................................         22,700             1,383,281
Staples, Inc.* .........................................................         51,200             2,236,800
Tyco International Ltd. ................................................        144,000            10,863,000
Wal-Mart Stores, Inc. ..................................................         25,800             2,101,088
                                                                                                 ------------
                                                                                                 $ 26,869,244
                                                                                                 ------------
 Total Stocks (Identified Cost, $96,446,759) ................................................    $121,736,654
                                                                                                 ------------


Short-Term Obligations -- 3.2%

                                                     Principal Amount
                                                      (000 Omitted)
Federal Home Loan Mortgage Corp.,
 due 1/04/99 ......................................       $  420         $    419,842
Ford Motor Credit Corp., due 1/04/99 ..............        3,620            3,618,486
                                                                         ------------
 Total Short-Term Obligations, at Amortized Cost ....................    $  4,038,328
                                                                         ------------
 Total Investments (Identified Cost, $100,485,087) ..................    $125,774,982
Other Assets,
 Less Liabilities -- (0.4%) .........................................        (557,436)
                                                                         ------------
 Net Assets -- 100.0% ...............................................    $125,217,546
                                                                         ============

           See portfolio footnotes and notes to financial statements

20 - MSVA

Portfolio of Investments -- December 31, 1998
Money Market Variable Account

Commercial Paper -- 35.1%


                                                                           Principal Amount
Issuer                                                                      (000 Omitted)        Value
American General Corp., due 3/05/99 ....................................       $ 3,000       $  2,973,382
BankAmerica Corp., due 1/20/99 .........................................         3,500          3,490,247
Bellsouth Telecomm, Inc.,
 due 2/04/99 ...........................................................         3,000          2,985,352
Consolidated Natural Gas Co.,
 due 1/28/99 ...........................................................         3,000          2,988,457
Emerson Electric Co., due 2/11/99 ......................................         3,000          2,982,746
General Electric Capital Corp.,
 due 3/12/99 ...........................................................         3,000          2,970,542
General Reinsurance Corp.,
 due 2/05/99 ...........................................................         3,000          2,985,066
Goldman Sachs Group LP,
 due 3/08/99 ...........................................................         4,000          3,962,600
Heinz (H.J.) Co., due 2/08/99 ..........................................         4,000          3,978,467
Lucent Technologies, Inc.,
 due 2/12/99 ...........................................................         4,000          3,976,293
Merrill Lynch & Co., Inc., due 4/09/99..................................         3,000          2,959,330
Metropolitan Life Funding, Inc.,
 due 1/26/99 ...........................................................         4,000          3,985,472
National Rural Utilities Cooperative
 Finance Corp., due 3/29/99 ............................................         3,000          2,963,460
UBS Finance Delaware, Inc.,
 due 2/23/99 ...........................................................         3,500          3,473,824
                                                                                             ------------
  Total Commercial Paper, at amortized cost and value .................................      $ 46,675,238
                                                                                             ------------
U.S. Government and Agency
 Obligations -- 64.9%
Federal Farm Credit Bank,
 due 1/20/99 - 6/28/99 .................................................       $10,000       $  9,869,147
Federal Home Loan Bank, due
 1/08/99 - 3/09/99 .....................................................        25,000         24,859,812
Federal Home Loan Mortgage Corp.,
 due 1/04/99 ...........................................................        27,690         27,679,616
Federal National Mortgage Assn.,
 due 1/19/99 - 4/01/99 .................................................        16,000         15,865,402
Student Loan Marketing Assn.,
 due 2/16/99 ...........................................................         3,000          2,982,175
Tennessee Valley Authority, due
 1/07/99 ...............................................................         5,000          4,995,908
                                                                                             ------------
  Total U.S. Government and Agency Obligations,
    at amortized cost and value .......................................................      $ 86,252,060
                                                                                             ------------
  Total Investments, at amortized cost and value ......................................      $132,927,298


Other Assets,
 Less Liabilities .......................................................................... $    (33,507)
                                                                                             ------------
  Net Assets - 100.0% .....................................................................  $132,893,791
                                                                                             ============

           See portfolio footnotes and notes to financial statements

                                                                       21 - MMVA

Portfolio of Investments -- December 31, 1998
Total Return Variable Account

Stocks -- 55.7%


Issuer                                                                             Shares                Value
U.S. Stocks -- 48.6%
Aerospace -- 2.4%
Allied Signal, Inc. ......................................................         92,900          $  4,116,631
General Dynamics Corp. ...................................................         24,300             1,424,587
Raytheon Co., "A" ........................................................         21,844             1,129,062
Raytheon Co., "B" ........................................................         16,100               857,325
United Technologies Corp. ................................................          2,400               261,000
                                                                                                   ------------
                                                                                                   $  7,788,605
                                                                                                   ------------
Automotive -- 0.7%
Ford Motor Co. ...........................................................          5,400          $    316,913
TRW, Inc. ................................................................         32,000             1,798,000
                                                                                                   ------------
                                                                                                   $  2,114,913
                                                                                                   ------------
Banks and Credit Companies -- 2.6%
Bank of New York, Inc. ...................................................          9,800          $    394,450
Mellon Bank Corp. ........................................................         19,800             1,361,250
National City Corp. ......................................................         38,300             2,776,750
PNC Bank Corp. ...........................................................         10,800               584,550
US Bancorp ...............................................................         19,500               692,250
Washington Mutual, Inc. ..................................................         11,100               423,881
Wells Fargo Co.* .........................................................         50,500             2,016,844
                                                                                                   ------------
                                                                                                   $  8,249,975
                                                                                                   ------------
Business Machines -- 1.5%
International Business Machines Corp.                                              24,700          $  4,563,325
Xerox Corp. ..............................................................          2,300               271,400
                                                                                                   ------------
                                                                                                   $  4,834,725
                                                                                                   ------------
Cellular Telephones -- 0.2%
Telephone & Data Systems, Inc. ...........................................         16,400          $    736,975
                                                                                                   ------------
Chemicals -- 0.2%
Du Pont E.I. de Nemours & Co. ............................................         14,100          $    748,181
                                                                                                   ------------
Conglomerates -- 0.3%
Eastern Enterprises ......................................................         24,800          $  1,085,000
                                                                                                   ------------
Consumer Goods and Services -- 2.4%
Gillette Co. .............................................................         10,500          $    507,281
Kimberly-Clark Corp. .....................................................         44,500             2,425,250
Philip Morris Cos., Inc. .................................................         63,100             3,375,850
Rubbermaid, Inc. .........................................................         29,500               927,406
Tyco International Ltd. ..................................................          6,500               490,344
                                                                                                   ------------
                                                                                                   $  7,726,131
                                                                                                   ------------
Electrical Equipment -- 0.8%
Emerson Electric Co. .....................................................         31,900          $  1,929,950


Issuer                                                                             Shares                Value
Electrical Equipment -- continued
General Electric Co. .....................................................          6,300          $    642,994
                                                                                                   ------------
                                                                                                   $  2,572,944
                                                                                                   ------------
Electronics -- 0.4%
AMP, Inc. ................................................................         17,009          $    885,531
Analog Devices, Inc.* ....................................................         11,200               351,400
                                                                                                   ------------
                                                                                                   $  1,236,931
                                                                                                   ------------
Entertainment -- 1.9%
The Walt Disney Co. ......................................................         26,300          $    789,000
Time Warner, Inc. ........................................................         49,800             3,090,713
Viacom, Inc., "B"* .......................................................         30,500             2,257,000
                                                                                                   ------------
                                                                                                   $  6,136,713
                                                                                                   ------------
Financial Institutions -- 3.1%
American Express Co. .....................................................         29,200          $  2,985,700
Associates First Capital Corp., "A" ......................................         58,740             2,489,108
Edwards (A.G.), Inc. .....................................................         46,200             1,720,950
Federal Home Loan Mortgage Corp. .........................................         43,000             2,770,812
                                                                                                   ------------
                                                                                                   $  9,966,570
                                                                                                   ------------
Food and Beverage Products -- 2.1%
Archer-Daniels-Midland Co. ...............................................        141,385          $  2,430,055
General Mills, Inc. ......................................................         19,700             1,531,675
Hershey Foods Corp. ......................................................         25,400             1,579,562
Hubbell, Inc. ............................................................         16,400               623,200
McCormick & Co., Inc. ....................................................         19,400               655,963
                                                                                                   ------------
                                                                                                   $  6,820,455
                                                                                                   ------------
Forest and Paper Products -- 1.3%
Bowater, Inc. ............................................................         18,100          $    750,019
Champion International Corp. .............................................         34,100             1,381,050
Weyerhaeuser Co. .........................................................         42,500             2,159,531
                                                                                                   ------------
                                                                                                   $  4,290,600
                                                                                                   ------------
Insurance -- 5.1%
Allstate Corp. ...........................................................         11,000          $    424,875
Chubb Corp. ..............................................................         40,600             2,633,925
CIGNA Corp. ..............................................................          4,600               355,638
Conseco, Inc. ............................................................            140                 4,279
Equitable Cos., Inc. .....................................................         71,900             4,161,212
Jefferson Pilot Corp. ....................................................         22,350             1,676,250
Lincoln National Corp. ...................................................         40,600             3,321,587
Torchmark Corp. ..........................................................         27,700               978,156
Transamerica Corp. .......................................................         24,200             2,795,100
                                                                                                   ------------
                                                                                                   $ 16,351,022
                                                                                                   ------------

22 - TRVA

Issuer                                                                             Shares              Value
Machinery -- 0.1%
Lear Corp.* ..............................................................          7,700          $    296,450
                                                                                                   ------------
Manufacturing -- 0.2%
Illinois Tool Works, Inc. ................................................         13,100          $    759,800
                                                                                                   ------------
Medical and Health Products -- 1.7%
American Home Products Corp. .............................................         39,000          $  2,196,188
Baxter International, Inc. ...............................................          9,600               617,400
Bristol-Myers Squibb Co. .................................................         19,400             2,595,962
                                                                                                   ------------
                                                                                                   $  5,409,550
                                                                                                   ------------
Medical and Health Technology
 and Services -- 1.2%
Columbia/HCA Healthcare Corp. ............................................        111,900          $  2,769,525
United Healthcare Corp. ..................................................         22,400               964,600
                                                                                                   ------------
                                                                                                   $  3,734,125
                                                                                                   ------------
Metals and Minerals -- 0.5%
Aluminum Co. of America ..................................................         19,500          $  1,453,969
                                                                                                   ------------
Oil Services -- 0.4%
Schlumberger Ltd. ........................................................         24,800          $  1,143,900
                                                                                                   ------------
Oils -- 2.3%
Conoco, Inc., "A"* .......................................................         44,700          $    933,113
Exxon Corp. ..............................................................         13,800             1,009,125
Mobil Corp. ..............................................................         22,800             1,986,450
Texaco, Inc. .............................................................         39,500             2,088,562
Unocal Corp. .............................................................         43,700             1,275,494
                                                                                                   ------------
                                                                                                   $  7,292,744
                                                                                                   ------------
Photographic Products -- 0.7%
Eastman Kodak Co. ........................................................         31,200          $  2,246,400
                                                                                                   ------------
Pollution Control -- 0.5%
Browning Ferris Industries, Inc. .........................................         56,500          $  1,606,719
                                                                                                   ------------
Printing and Publishing -- 0.9%
Gannett Co., Inc. ........................................................         22,300          $  1,438,350
New York Times Co. .......................................................         38,800             1,345,875
                                                                                                   ------------
                                                                                                   $  2,784,225
                                                                                                   ------------
Railroads -- 0.4%
Norfolk Southern Corp. ...................................................         39,200          $  1,242,150
                                                                                                   ------------
Real Estate Investment Trusts -- 0.6%
Arden Realty, Inc. .......................................................         14,200          $    329,263
Boston Properties, Inc. ..................................................         10,800               329,400
Hospitality Properties Trust .............................................          8,400               202,650


Issuer                                                                             Shares              Value
Real Estate Investment Trusts -- continued
Prime Group Realty Trust .................................................         15,200          $    229,900
TriNet Corporate Realty Trust, Inc. ......................................         33,100               885,425
                                                                                                   ------------
                                                                                                   $  1,976,638
                                                                                                   ------------
Restaurants and Lodging -- 0.8%
McDonalds Corp. ..........................................................         33,800          $  2,589,925
                                                                                                   ------------
Stores -- 1.7%
American Stores Co. ......................................................         34,600          $  1,278,038
Dayton Hudson Corp. ......................................................         43,900             2,381,575
Rite Aid Corp. ...........................................................         30,200             1,496,787
Sears, Roebuck & Co. .....................................................          3,500               148,750
                                                                                                   ------------
                                                                                                   $  5,305,150
                                                                                                   ------------
Supermarkets -- 1.0%
Albertsons, Inc. .........................................................          9,900          $    630,506
Meyer (Fred), Inc.* ......................................................         36,000             2,169,000
Safeway, Inc.* ...........................................................          6,800               414,375
                                                                                                   ------------
                                                                                                   $  3,213,881
                                                                                                   ------------
Telecommunications -- 4.2%
AT&T Corp. ...............................................................         30,900          $  2,325,225
Bell Atlantic Corp. ......................................................         18,700               991,100
GTE Corp. ................................................................         68,400             4,446,000
SBC Communications, Inc. .................................................         58,744             3,150,147
Sprint Corp. .............................................................         31,700             2,666,762
                                                                                                   ------------
                                                                                                   $ 13,579,234
                                                                                                   ------------
Utilities -- Electric -- 4.2%
Carolina Power & Light Co. ...............................................         55,500          $  2,611,969
CMS Energy Corp. .........................................................         19,500               944,531
DPL, Inc. ................................................................         38,000               821,750
GPU, Inc. ................................................................         36,100             1,595,169
New Century Energies, Inc. ...............................................          9,500               463,125
Pacificorp ...............................................................         42,501               895,177
Pinnacle West Capital Corp. ..............................................         44,700             1,894,162
Sempra Energy ............................................................         44,100             1,119,038
Sierra Pacific Resources .................................................         24,900               946,200
Southern Co. .............................................................         48,000             1,395,000
Texas Utilities Co. ......................................................         19,500               910,406
                                                                                                   ------------
                                                                                                   $ 13,596,527
                                                                                                   ------------
Utilities -- Gas -- 2.2%
Coastal Corp. ............................................................         98,200          $  3,430,862
Columbia Energy Group ....................................................         36,650             2,116,537
National Fuel Gas Co. ....................................................          9,300               420,244

                                                                       23 - TRVA

Issuer                                              Shares                      Value
Utilities -- Gas -- continued
UGI Corp. ......................................... 27,000                  $    641,250
Washington Gas Light Co. ..........................  5,100                       138,338
Williams Cos., Inc. ...............................  8,500                       265,094
                                                                            ------------
                                                                            $  7,012,325
                                                                            ------------
 Total U.S. Stocks ......................................................   $155,903,452
                                                                            ------------
Foreign Stocks -- 7.1%
Canada -- 0.3%
Canadian National Railway Co.
 (Railroads) ...................................... 21,700                  $  1,125,687
                                                                            ------------
France -- 0.1%
Alcatel Alsthom Compagnie, ADR
 (Telecommunications) ............................. 17,900                  $    437,431
                                                                            ------------
Netherlands -- 1.9%
Akzo Nobel N.V. (Chemicals) ....................... 48,700                  $  2,215,403
ING Groep N.V. (Financial Services)* .............. 55,081                     3,355,560
Royal Dutch Petroleum Co., ADR
 (Oils) ........................................... 10,800                       517,050
                                                                            ------------
                                                                            $  6,088,013
                                                                            ------------
Sweden -- 0.6%
Volvo AB, ADR (Automotive) ........................ 83,000                  $  1,934,937
                                                                            ------------
Switzerland -- 1.4%
Amoco Corp. (Oils) ................................ 26,700                  $  1,575,300
Nestle S.A. (Food and Beverage
 Products) ........................................  1,310                     2,851,766
                                                                            ------------
                                                                            $  4,427,066
                                                                            ------------
United Kingdom -- 2.8%
British Petroleum PLC, ADR (Oils) ................. 36,169                  $  3,436,055
Diageo PLC (Food and Beverage
 Products) ........................................ 19,476                       215,661
Glaxo Wellcome PLC, ADR (Medical
 and Health Products) ............................. 41,200                     2,863,400
SmithKline-Beecham PLC, ADR
 (Medical and Health Products) .................... 33,800                     2,349,100
                                                                            ------------
                                                                            $  8,864,216
                                                                            ------------
 Total Foreign Stocks ...................................................   $ 22,877,350
                                                                            ------------
 Total Stocks (Identified Cost, $148,341,164) ...........................   $178,780,802
                                                                            ------------
Convertible Preferred Stocks -- 1.6%
Consumer Goods and Services -- 0.3%
Newell Financial Trust I, 5.25%* .................. 20,000                  $  1,055,000
                                                                            ------------


Issuer                                              Shares                      Value
Entertainment -- 0.4%
MediaOne Group, Inc., 6.25% ....................... 20,500                  $  1,363,250
                                                                            ------------
Financial Institutions -- 0.2%
Mckesson Financing Trust, 5%* .....................  7,000                  $    759,500
                                                                            ------------
Insurance -- 0.4%
Lincoln National Corp., 7.75% ..................... 52,900                  $  1,246,456
                                                                            ------------
Utilities -- Electric -- 0.3%
Texas Utilities Co., 9.25%                          14,000                  $    789,250
                                                                            ------------
 Total Convertible Preferred Stock
  (Identified Cost, $5,065,696)..........................................   $  5,213,456
                                                                            ------------
Preferred Stocks -- 0.2%
Banks and Credit Companies -- 0.1%
NB Capital Corp. .................................. 16,000                  $    417,000
                                                                            ------------
Utilities -- Gas -- 0.1%
El Paso Tennessee Pipeline Co., 8.25%                4,000                  $    217,000
                                                                            ------------
 Total Preferred Stock (Identified Cost, $600,000) ......................   $    634,000
                                                                            ------------

Bonds -- 38.2%

                                                 Principal Amount
                                                   (000 Omitted)
U.S. Bonds -- 37.6%
Aerospace -- 0.2%
Northrup Grumman Corp., 9.375s,
 2024 ............................................. $  225                  $    256,851
Raytheon Co., 6.4s, 2018## ........................    265                       263,012
                                                                            ------------
                                                                            $    519,863
                                                                            ------------
Airlines -- 1.4%
Continental Airlines, Inc., 9.5s, 2001 ............ $1,025                  $  1,073,687
Jet Equipment Trust, 8.64s, 2012## ................    231                       257,167
Jet Equipment Trust, 9.41s, 2010## ................    330                       398,924
Jet Equipment Trust, 10.69s, 2015## ...............    250                       307,500
Jet Equipment Trust, 11.44s, 2014## ...............    300                       385,464
Northwest Airlines, Inc., 7.625s, 2005                 548                       519,482
Northwest Airlines, Inc., 8.7s, 2007 ..............    270                       266,085
United Airlines Pass-Through Trust,
 7.27s, 2013+ .....................................  1,163                     1,176,722
                                                                            ------------
                                                                            $  4,385,031
                                                                            ------------
Apparel and Textiles -- 0.1%
Jones Apparel, 6.25s, 2001## ...................... $  472                  $    469,725
                                                                            ------------

24 - TRVA

                                                                     Principal Amount
Issuer                                                                 (000 Omitted)               Value
Automotive -- 0.3%
Federal Mogul Corp., 7.5s, 2004 ........................................ $  410                $    413,956
Federal Mogul Corp., 7.75s, 2006 .......................................    140                     142,162
Ford Motor Co., 8.9s, 2032 .............................................    385                     513,132
                                                                                               ------------
                                                                                               $  1,069,250
                                                                                               ------------
Banks and Credit Companies -- 1.4%
Beaver Valley Funding Corp., 9s, 2017................................... $  932                $  1,075,351
Capital One Financial Corp.,
 7.25s, 2003 ...........................................................    400                     394,276
Colonial Capital II, 8.92s, 2027 .......................................    235                     252,049
First Chicago NBD Institutional Capital,
 7.95s, 2026## .........................................................    250                     274,263
MBNA Capital, 8.278s, 2026 .............................................  1,200                   1,231,152
Riggs National Corp., 8.5s, 2006 .......................................    200                     208,168
State Street Bank & Trust I, 7.94s,
 2026## ................................................................    350                     392,854
Washington Mutual Capital I,
 8.375s, 2027 ..........................................................    540                     592,288
                                                                                               ------------
                                                                                               $  4,420,401
                                                                                               ------------
Beverages -- 0.3%
Seagram (Joseph E) & Sons, Inc.,
 6.4s, 2003 ............................................................ $  985                $    980,843
                                                                                               ------------
Building -- 0.4%
Mcdermott, Inc., 9.375s, 2002 .......................................... $  890                $    926,054
Owens Corning Fiberglass Corp.,
 9.9s, 2015## ..........................................................    181                     195,162
                                                                                               ------------
                                                                                               $  1,121,216
                                                                                               ------------
Business Machines -- 0.1%
Xerox Corp., 0s, 2018## ................................................ $  750                $    464,063
                                                                                               ------------
Chemicals -- 0.1%
Solutia, Inc., 7.375s, 2027 ............................................ $  470                $    460,746
                                                                                               ------------
Construction Services -- 0.4%
Georgia Pacific Corp., 9.875s, 2021 .................................... $1,150                $  1,299,672
                                                                                               ------------
Consumer Goods and Services -- 0.4%
Hilfiger (Tommy) USA, Inc., 6.5s, 2003                                   $  440                $    433,651
Hilfiger (Tommy) USA, Inc., 6.85s, 2008                                     336                     323,611
Protection One Alarm Monit Inc.,
 7.375s, 2005## ........................................................    650                     653,809
                                                                                               ------------
                                                                                               $  1,411,071
                                                                                               ------------


                                                                     Principal Amount
Issuer                                                                 (000 Omitted)                Value
Corporate Asset Backed -- 5.2%
AT&T Universal Card Master Trust,
 5.319s, 2003 .......................................................... $1,000                $    996,560
AT&T Universal Card Master Trust,
 5.492s, 2004 ..........................................................  2,000                   1,993,120
Banamex Credit Card Merchant
 Voucher, 6.25s, 2003## ................................................    500                     500,469
BCF LLC, 7.75s, 2026## .................................................    193                     171,336
Beneficial Home Equity Loan Trust,
 5.168s, 2037 ..........................................................  1,688                   1,672,346
Charming Shoppes Master Trust,
 7s, 1999 ..............................................................    588                     590,017
Contimorgage Home Equity,
 6.13s, 2013 ...........................................................  1,000                   1,002,180
Continental Airlines Pass-Through
 Trust, Inc., 6.41s, 2007 ..............................................    125                     122,380
Continental Airlines Pass-Through
 Trust, Inc., 6.648s, 2017 .............................................    420                     413,330
Continental Airlines Pass-Through
 Trust, Inc., 7.461s, 2015 .............................................     99                     102,350
Continental Airlines, Inc., 9.5s, 2013 .................................    143                     161,470
Continental Airlines, Inc.,
 10.22s, 2014 ..........................................................    617                     729,634
Criimi Mae Commercial Mortgage
 Trust, 7s, 2011 .......................................................    320                     300,350
First Chicago Master Trust,
 5.816s, 2003 ..........................................................    849                     847,673
Ford Credit Auto Owner Trust,
 5.8s, 2000 ............................................................    727                     728,357
MBNA Master Credit Card Trust II,
 5.458s, 2005 ..........................................................    600                     596,808
Peoples Bank Credit Card Master
 Trust, 5.655s, 2004 ...................................................  1,213                   1,211,387
Residential Accredit Lns, Inc.,
 7s, 2028 ..............................................................    500                     507,500
SLM Student Loan Trust,
 5.541s, 2007 ..........................................................  1,895                   1,865,571
Time Warner Pass-Through Asset
 Trust, 6.1s, 2001## ...................................................  1,970                   2,001,737
                                                                                               ------------
                                                                                               $ 16,514,575
                                                                                               ------------

                                                                       25 - TRVA

                                                                      Principal Amount
Issuer                                                                  (000 Omitted)               Value
Entertainment -- 1.6%
Circus Circus Enterprises, Inc., 7s, 2036                                 $341                 $    311,507
Disney (Walt) Co., 5.125s, 2003 ........................................   585                      580,022
Hearst Argyle Television, Inc.,
 7s, 2018 ..............................................................   200                      199,786
Hearst Argyle Television, Inc.,
 7.5s, 2027 ............................................................   477                      497,687
News America Holdings, Inc.,
 7.75s, 2045 ...........................................................   125                      132,375
News America Holdings, Inc.,
 8s, 2016 ..............................................................   825                      908,746
News America Holdings, Inc.,
 8.875s, 2023 ..........................................................   255                      309,101
News America Holdings, Inc.,
 9.5s, 2024 ............................................................   305                      392,736
Time Warner, Inc., 7.57s, 2024 .........................................   255                      288,622
Viacom, Inc., 6.75s, 2003 .............................................. 1,580                    1,625,583
                                                                                               ------------
                                                                                               $  5,246,165
                                                                                               ------------
Financial Institutions -- 2.7%
Associates Corp., 5.75s, 2003 .......................................... $ 940                 $    947,755
Capital One Bank, 6.7s, 2008 ...........................................   860                      831,637
Contifinancial Corp., 7.5s, 2002 .......................................   170                      122,242
Donaldson Lufkin & Jenrette,
 6.5s, 2008 ............................................................   165                      169,661
First Empire Capital Trust I, 8.234s, 2027                                 845                      934,012
First Merchants Acceptance Corp.,
 9.5s, 2006** ..........................................................   160                       64,000
Goldman Sachs Group LP, 5.9s, 2003                                         590                      596,643
GS Escrow Corp., 6.75s, 2001## ......................................... 1,570                    1,533,215
GS Escrow Corp., 7.125s, 2005## ........................................ 1,105                    1,088,779
Leucadia Capital Trust, 8.65s, 2027 ....................................   310                      332,670
Natexis Ambs Co. LLC, 8.44s, 2049##                                        285                      262,200
Providian National Bank, 6.7s, 2003 ....................................   500                      505,685
Riggs Capital II, 8.875s, 2027 .........................................   210                      223,558
Salton Sea Funding Corp.,
 7.37s, 2005 ...........................................................   322                      334,808
Salton Sea Funding Corp.,
 7.84s, 2010 ...........................................................   400                      459,796
Salton Sea Funding Corp., 8.3s, 2011 ...................................   200                      222,180
United Cos. Financial Corp.,
 7.7s, 2004 ............................................................   200                      140,692
                                                                                               ------------
                                                                                               $  8,769,533
                                                                                               ------------


                                                                     Principal Amount
Issuer                                                                (000 Omitted)                Value
Food Products -- 0.1%
Nabisco, Inc., 6.375s, 2035 ............................................ $ 290                 $    280,772
                                                                                               ------------
Forest and Paper Products -- 0.2%
Boise Cascade Co., 7.43s, 2005 ......................................... $ 160                 $    158,072
Georgia Pacific Corp., 7.25s, 2028 .....................................   585                      589,341
                                                                                               ------------
                                                                                               $    747,413
                                                                                               ------------
Industrial -- 0.7%
Lowes Cos., Inc., 6.875s, 2028 ......................................... $ 170                 $    178,451
Owens Illinois, Inc., 7.35s, 2008 ......................................   900                      918,180
Owens Illinois, Inc., 7.8s, 2018 ....................................... 1,155                    1,152,274
                                                                                               ------------
                                                                                               $  2,248,905
                                                                                               ------------
Insurance -- 1.6%
Atlantic Mutual Insurance Co.,
 8.15s, 2028## ......................................................... $ 930                 $    935,868
Conseco, Inc., 6.4s, 2001 ..............................................   500                      481,690
Fairfax Financial Holdings Ltd.,
 7.375s, 2018 ..........................................................   394                      381,483
NGC Corp. Capital Trust I,
 8.316s, 2027 ..........................................................   250                      253,363
Providian Capital I, 9.525s, 2027## ....................................   850                      861,007
Safeco Capital Trust I, 8.072s, 2037 ................................... 1,925                    2,144,970
                                                                                               ------------
                                                                                               $  5,058,381
                                                                                               ------------
Medical and Health Products -- 0.2%
Bausch & Lomb, Inc., 6.5s, 2005 ........................................ $ 270                 $    262,599
Bausch & Lomb, Inc., 7.125s, 2028 ......................................   270                      252,210
Merck & Co., Inc., 5.95s, 2028 .........................................   190                      189,667
                                                                                               ------------
                                                                                               $    704,476
                                                                                               ------------
Medical and Health Technology
 and Services -- 0.5%
Columbia/HCA Healthcare Corp.,
 6.5s, 1999 ............................................................ $ 250                 $    249,715
Columbia/HCA Healthcare Corp.,
 6.875s, 2001 ..........................................................   165                      163,752
Columbia/HCA Healthcare Corp.,
 7.69s, 2025 ...........................................................   517                      468,547
Tenet Healthcare Corp.,
 7.625s, 2008## ........................................................   575                      583,625
                                                                                               ------------
                                                                                               $  1,465,639
                                                                                               ------------

26 - TRVA

                                                                     Principal Amount
Issuer                                                                 (000 Omitted)                Value
Oil Services -- 0.2%
KCS Energy, Inc., 8.875s, 2008 ......................................... $  165                $    115,500
Ultramar Diamond Shamrock Corp.,
 7.2s, 2017 ............................................................    395                     393,246
                                                                                               ------------
                                                                                               $    508,746
                                                                                               ------------
Oils -- 0.7%
Lasmo USA, Inc., 6.75s, 2007 ........................................... $  450                $    452,983
Lasmo USA, Inc., 7.125s, 2003 ..........................................    267                     268,087
Occidental Petroleum Corp.,
 10.125s, 2001 .........................................................    452                     494,199
Petroleum Geo Services, 7.125s, 2028....................................    685                     640,057
Seagull Energy Corp., 7.5s, 2027 .......................................    382                     342,146
                                                                                               ------------
                                                                                               $  2,197,472
                                                                                               ------------
Railroads -- 0.1%
Union Pacific Corp., 6.34s, 2003 ....................................... $  420                $    422,268
                                                                                               ------------
Restaurants and Lodging -- 0.1%
Circus Circus Enterprises, Inc.,
 6.7s, 2096 ............................................................ $  300                $    281,274
                                                                                               ------------
Stores -- 0.4%
Dillards, Inc., 7.13s, 2018 ............................................ $  270                $    276,151
Saks, Inc., 8.25s, 2008 ................................................  1,035                   1,103,693
                                                                                               ------------
                                                                                               $  1,379,844
                                                                                               ------------
Telecommunications -- 1.0%
Tele-Communications, Inc.,
 7.875s, 2013 .......................................................... $  365                $    427,623
Continental Cablevision, Inc.,
 11s, 2007 .............................................................    550                     590,755
Qwest Communications International,
 Inc., 7.5s, 2008## ....................................................    370                     384,338
TCI Communications Financing III,
 9.65s, 2027 ...........................................................    955                   1,179,272
TCI Communications, Inc., 8s, 2005 .....................................    240                     270,189
TCI Communications, Inc.,
 7.125s, 2028 ..........................................................    265                     288,784
Turner Broadcasting Systems, Inc.,
 8.375s, 2013 ..........................................................    175                     209,174
                                                                                               ------------
                                                                                               $  3,350,135
                                                                                               ------------
Transportation -- 0.1%
Federal Express Corp., 7.65s, 2014 ..................................... $  246                $    256,352
                                                                                               ------------


                                                                           Principal Amount
Issuer                                                                      (000 Omitted)            Value
U.S. Federal Agencies -- 2.2%
Federal National Mortgage Association -- 2.2%
FNMA, 6s, 2013 - 2013 .................................................. $4,802                $  4,813,509
FNMA, 6.5s, 2027 - 2028 ................................................  2,195                   2,208,906
                                                                                               ------------
                                                                                               $  7,022,415
                                                                                               ------------
 Total U.S. Federal Agencies .............................................................     $  7,022,415
                                                                                               ------------
U.S. Government Guaranteed -- 10.2%
U.S. Treasury Obligations -- 5.2%
U.S. Treasury Bonds, 6.125s, 2027 ...................................... $4,111                $  4,601,730
U.S. Treasury Bonds, 6.375s, 2027 ......................................  1,260                   1,448,206
U.S. Treasury Bonds, 5.25s, 2028 .......................................  3,465                   3,547,294
U.S. Treasury Notes, 6.5s,
 2005 - 2006 ...........................................................  3,045                   3,372,038
U.S. Treasury Notes, 4.75s, 2008 .......................................  3,765                   3,794,404
                                                                                               ------------
                                                                                               $ 16,763,672
                                                                                               ------------
Government National Mortgage Association -- 5.0%
GNMA, 6.5s, 2028 ....................................................... $2,424                $  2,448,240
GNMA, 7s, 2028 .........................................................  1,771                   1,812,306
GNMA, 7.5s, 2023 - 2027 ................................................  7,706                   7,945,640
GNMA, 8s, 2025 - 2026 ..................................................  3,610                   3,738,517
                                                                                               ------------
                                                                                               $ 15,944,703
                                                                                               ------------
 Total U.S. Government Guaranteed ........................................................     $ 32,708,375
                                                                                               ------------
Utilities -- Electric -- 4.0%
CalEnergy Co., Inc., 7.52s, 2008 ....................................... $  380                $    397,776
CalEnergy Co., Inc., 7.63s, 2007 .......................................    200                     214,220
Cleveland Electric Illuminating Co.,
 7.88s, 2017 ...........................................................    640                     661,453
Cleveland Electric Illuminating Co.,
 9s, 2023 ..............................................................    450                     495,337
Comed Financing II, 8.5s, 2027 .........................................    300                     343,008
Commonwealth Edison Co.,
 7.625s, 2007 ..........................................................    375                     414,311
Commonwealth Edison Co.,
 6.95s, 2018 ...........................................................    680                     704,487
Connecticut Light & Power Co.,
 8.59s, 2003 ...........................................................    600                     622,500
Connecticut Light & Power Co.,
 7.875s, 2024 ..........................................................    500                     518,700
Edison Mission Energy, 7.33s, 2008##                                        100                     106,092
El Paso Electric Co., 8.9s, 2006 .......................................    215                     238,383
GGIB Funding Corp., 7.43s, 2011 ........................................  1,271                   1,320,834

                                                                       27 - TRVA

                                                                      Principal Amount
Issuer                                                                  (000 Omitted)               Value
Utilities -- Electric -- continued
Illinois Power Special Purpose Trust,
 5.26s, 2003 ........................................................... $  237                 $    236,917
Long Island Lighting Co., 8.2s, 2023 ...................................    350                      379,705
Midland Cogeneration Venture Corp.,
 10.33s, 2002 ..........................................................    330                      351,857
Midland Funding Corp. II, "A",
 11.75s, 2005 ..........................................................    540                      626,346
Niagara Mohawk Power Corp.,
 7.75s, 2006 ...........................................................    275                      301,947
Niagara Mohawk Power Corp.,
 8.77s, 2018 ...........................................................    607                      690,420
Niagara Mohawk Power Corp.,
 8.75s, 2022 ...........................................................    410                      447,105
Niagara Mohawk Power Corp.,
 8.5s, 2023 ............................................................    285                      303,648
North Atlantic Energy, 9.05s, 2002 .....................................    228                      236,890
Northeast Utilities, 8.58s, 2006 .......................................    172                      183,930
PP&L, Inc., 6.125s, 2001 ...............................................    500                      507,435
Seabrook Station - Unit 1,
 7.83s, 2019 ...........................................................    366                      415,023
Texas & New Mexico Power Co.,
 12.5s, 1999 ...........................................................    278                      278,453
Texas Utilities Co., 6.375s, 2008 ......................................    710                      697,703
Toledo Edison Co., 7.875s, 2004 ........................................    500                      521,415
Waterford 3 Funding Energy Corp.,
 8.09s, 2017 ...........................................................    390                      422,818
                                                                                                ------------
                                                                                                $ 12,638,713
                                                                                                ------------
Utilities -- Gas -- 0.7%
CalEnergy Co., Inc., 7.23s, 2005 ....................................... $  255                 $    259,735
Coastal Corp., 6.5s, 2008 ..............................................    240                      246,012
Coastal Corp., 7.75s, 2035 .............................................     65                       71,539
Coastal Corp., 7.42s, 2037 .............................................    105                      110,918
Louis Dreyfus Natural Gas Corp.,
 6.875s, 2007 ..........................................................    430                      380,984
Tennessee Gas Pipeline Co., 7s, 2028....................................    150                      153,050
Tennessee Gas Pipeline Co.,
 7.625s, 2037 ..........................................................    400                      439,876
Texas Gas Transmission Corp.,
 7.25s, 2027 ...........................................................    400                      410,160
                                                                                                ------------
                                                                                                $  2,072,274
                                                                                                ------------
 Total U.S. Bonds ...........................................................................   $120,475,608
                                                                                                ------------


                                                                     Principal Amount
Issuer                                                                 (000 Omitted)                Value
Foreign Bonds -- 0.6%
Argentina -- 0.1%
Hidroelectrica Alicura, 8.375s, 1999
 (Utilities - Electric)## .............................................. $  500                 $    487,500
                                                                                                ------------
Canada -- 0.1%
Gulf Canada Resources Ltd.,
 9.25s, 2004 (Oils) .................................................... $  260                 $    266,417
                                                                                                ------------
Chile -- 0.1%
Empresa Nacional de Electric, 7.325s,
 2037(Utilities - Electric) ............................................ $  379                 $    334,085
                                                                                                ------------
Colombia -- 0.1%
Republic of Colombia, 8.75s,
 1999(Government) ...................................................... $  250                 $    251,875
                                                                                                ------------
Finland -- 0.1%
UPM Kymmene Corp., 7.45s, 2027
 (Forest and Paper Products)## ......................................... $  500                 $    500,410
                                                                                                ------------
Thailand -- 0.1%
Jasmine Submarine Telecom Ltd.,
 8.483s, 2011(Industrial)## ............................................ $  235                 $    194,538
                                                                                                ------------
 Total Foreign Bonds .......................................................................    $  2,034,825
                                                                                                ------------
 Total Bonds (Identified Cost, $121,378,712) ...............................................    $122,510,433
                                                                                                ------------
Convertible Bonds -- 0.6%
Business Machines -- 0.2%
Xerox Corp., 0s, 2018## ................................................ $1,180                 $    730,125
                                                                                                ------------
Financial Services -- 0.2%
Bell Atlantic Financial Services, Inc.,
 4.25s, 2005## ......................................................... $  710                 $    727,750
                                                                                                ------------
Medical and Health Technology and Services -- 0.2%
HealthSouth Corp., 3.25s, 2003 ......................................... $  550                 $    466,813
                                                                                                ------------
 Total Convertible Bonds
   (Identified Cost, $1,885,238)............................................................    $  1,924,688
                                                                                                ------------
Municipal Bonds -- 0.1%
Electric and Gas Utility Revenue -- 0.1%
Long Island, NY, 5.125s, 2022
 (Identified Cost $393,348)............................................. $  400                 $    403,092
                                                                                                ------------
Rights -- 0.3%

                                                                         Shares
CVS Corp. (Identified Cost, $836,883)................................... 10,000                 $  1,001,875
                                                                                                ------------

28 - TRVA

Short-Term Obligations -- 2.4%


                                           Principal Amount
Issuer                                      (000 Omitted)         Value
Federal National Mortgage Assn., due
 1/13/99 ................................       $5,000        $  4,991,467
Ford Motor Credit Corp., due 1/04/99.....        2,585           2,583,918
                                                              ------------
 Total Short-Term Obligations, at Amortized Cost ..........   $  7,575,385
                                                              ------------
 Total Investments (Identified Cost, $286,076,426).........   $318,043,731
Other Assets, Less Liabilities -- 0.9% ....................      2,760,974
                                                              ------------
 Net Assets - 100.0% ......................................   $320,804,705
                                                              ============

           See portfolio footnotes and notes to financial statements


Portfolio of Investments -- December 31, 1998
World Governments Variable Account

Bonds -- 95.7%


                                                                          Principal Amount
Issuer                                                                     (000 Omitted)          Value
U.S. Bonds -- 42.4%
U.S. Treasury Obligations -- 36.7%
U.S. Treasury Notes, 5.375s, 2003 ......................................     $    3,630      $  3,735,488
U.S. Treasury Notes, 5.625s, 2008 ......................................          3,560         3,798,627
                                                                                             ------------
                                                                                             $  7,534,115
                                                                                             ------------
Federal National Mortgage
 Association -- 5.7%
FNMA, 2.125s, 2007 ................................................. JPY        130,000      $  1,158,217
                                                                                             ------------
 Total U.S. Bonds ........................................................................   $  8,692,332
                                                                                             ------------
Foreign Bonds -- 53.3%
Canada -- 1.9%
Government of Canada, 5.25s,
 2008 .............................................................. CAD            400      $    401,812
                                                                                             ------------
Denmark -- 1.9%
Kingdom of Denmark, 7s, 2007 ....................................... DKK          2,084      $    393,513
                                                                                             ------------
Germany -- 12.5%
Federal Republic of Germany,
 6s, 2007     DEM                                                                 3,741      $  2,562,406
                                                                                             ------------
Greece -- 2.8%
Repubic of Greece, 7.74s, 2008 ..................................... GRD         40,000      $    158,487
Hellenic Republic, 8.01s, 2003 .........................................        110,000           411,886
                                                                                             ------------
                                                                                             $    570,373
                                                                                             ------------
Italy -- 7.1%
Republic of Italy, 6.75s, 2007 ..................................... ITL      2,025,000      $  1,459,829
                                                                                             ------------
Japan -- 4.3%
International Bank For Recon &
 Development, 2s, 2008 ............................................. JPY        100,000      $    882,560
                                                                                             ------------
New Zealand -- 3.0%
Government of New Zealand, 8s,
 2004 .............................................................. NZD          1,030      $    612,057
                                                                                             ------------
Sweden -- 2.5%
Kingdom of Sweden, 6s, 2005 ........................................ SEK          3,700      $    505,834
                                                                                             ------------
United Kingdom -- 17.3%
United Kingdom Treasury, 7.25s,
 2007 .............................................................. GBP          1,589      $  3,190,869
United Kingdom Treasury, 6.5s, 2003 ....................................            202           367,100
                                                                                             ------------
                                                                                             $  3,557,969
                                                                                             ------------
 Total Foreign Bonds .....................................................................   $ 10,946,353
                                                                                             ------------
 Total Bonds (Identified Cost, $18,743,372)...............................................   $ 19,638,685
                                                                                             ------------


                                                                       29 - WGVA

Call Options Purchased


                                                                            Principal Amount
                                                                              of Contracts
Issuer/Expiration Month/Strike Price                                         (000 Omitted)          Value
Deutsche Marks/British Pounds/
 January/2.637 ...........................................................         1,834       $        22
Swedish Kronor/British Pounds/March/
 12.5 ....................................................................         8,510             3,413
Japanese Yen/ Deutsche Marks/
 May/85 ..................................................................       275,390               826
                                                                                               ------------
 Total Call Options Purchased
  (Identified Cost, $28,475) .............................................                     $     4,261
                                                                                               ------------
Put Options Purchased -- 0.3%
Japanese Yen/February/112 ................................................      $184,936       $    34,768
Deutsche Marks/November/1.95 .............................................           135             5,524
Deutsche Marks/British Pounds/
 January/2.8065 ..........................................................         1,951             2,291
Japanese Yen/March/125 ...................................................       206,401            10,733
                                                                                               ------------
 Total Put Options Purchased
  (Identified Cost, $68,692) .............................................                     $    53,316
                                                                                               ------------
Short-Term Obligations -- 2.6%
Ford Motor Credit Corp., due 1/04/99,
 at Amortized Cost .......................................................      $    525       $   524,780
                                                                                               ------------
 Total Investments (Identified Cost, $19,365,319)...........................................   $20,221,042
                                                                                               ------------
Call Options Written -- (0.2)%
Description/Expiration Month/
Strike Price
Japanese Yen/February/108     JPY                                                178,331       $   (14,266)
Japanese Yen/Deutche Marks/
 May/64.82 ...............................................................        84,004       $   (18,817)
                                                                                               ------------
 Total Call Options Written
  (Premiums Received, $24,256) ...........................................                     $   (33,083)
                                                                                               ------------
Other Assets, Less Liabilities -- 1.6% .....................................................       332,655
                                                                                               ------------
 Net Assets - 100.0% .......................................................................   $20,520,614
                                                                                               ============

            See portfolio footnotes and notes to financial statements

Portfolio Footnotes:
  * Non-income producing security.
 ** Non-income producing security in default.
  # Payment-in-kind security.
 ## SEC Rule 144A restriction
  + Restricted security.


Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

   AUD = Australian Dollars         ITL = Italian Lire
   CAD = Canadian Dollars           JPY = Japanese Yen
   DEM = Deutsche Marks             NLG = Netherland Guilders
   DKK = Danish Kroner              NZD = New Zealand Dollars
   GBP = British Pounds             SEK = Swedish Kronor
   GRD = Greek Drachma
















30 - WGVA

Statements of Assets and Liabilities -- December 31, 1998
(000 Omitted)


                                                           Capital     Government      High
                                                        Appreciation   Securities      Yield
                                                          Variable      Variable     Variable
                                                           Account       Account      Account
Assets:                                                -------------- ------------ ------------
 Investments --
  Identified cost ....................................    $507,928      $168,537     $155,116
  Unrealized appreciation (depreciation) .............     220,748         8,785       (9,842)
                                                          --------      --------     --------
   Total investments, at value .......................    $728,676      $177,322     $145,274
 Cash ................................................          50             1           18
 Receivable for units sold ...........................          66            79           --
 Receivable for investments sold .....................      18,607            --           --
 Premiums receivable on options written ..............          --            --           --
 Net receivable for forward foreign currency
  exchange to purchase ...............................          --            --           --
 Net receivable for foreign currency exchange
  contracts closed or subjected to master netting
  agreement ..........................................          --            --           --
 Interest and dividends receivable ...................         177         1,608        2,809
 Receivable from sponsor .............................          --            --           78
 Other assets ........................................           5             1            1
                                                          --------      --------     --------
   Total assets ......................................    $747,581      $179,011     $148,180
                                                          --------      --------     --------
Liabilities:
 Payable for investments purchased ...................    $  2,666      $     --     $    225
 Payable for units surrendered .......................         279            45          202
 Written options outstanding, at value
  (premiums received $24)                                       --            --           --
 Net payable for forward foreign currency exchange
  contracts to sell ..................................          --            --           --
 Payable to affiliates --
  Investment adviser .................................          14             3            3
  Sponsor ............................................         969           203           --
 Accrued expenses and other liabilities ..............          78            47           41
                                                          --------    ----------     --------
   Total liabilities .................................    $  4,006      $    298     $    471
                                                          --------    ----------     --------
   Net assets ........................................    $743,575      $178,713     $147,709
                                                          ========    ==========     ========



                                                         Managed     Money      Total       World
                                                         Sectors    Market     Return    Governments
                                                        Variable   Variable   Variable    Variable
                                                         Account    Account    Account     Account
Assets:                                                ---------- ---------- ---------- ------------
 Investments --
  Identified cost ....................................  $100,485   $132,927   $286,076     $19,365
  Unrealized appreciation (depreciation) .............    25,290         --     31,968         856
                                                        --------   --------   --------     -------
   Total investments, at value .......................  $125,775   $132,927   $318,044     $20,221
 Cash ................................................         7          8         13           6
 Receivable for units sold ...........................        41        162         63          --
 Receivable for investments sold .....................       129         --      4,266          --
 Premiums receivable on options written ..............        --         --         --          14
 Net receivable for forward foreign currency
  exchange to purchase ...............................        --         --         --           7
 Net receivable for foreign currency exchange
  contracts closed or subjected to master netting
  agreement ..........................................        --         --         --          96
 Interest and dividends receivable ...................        17         --      2,016         299
 Receivable from sponsor .............................         9         --        583          --
 Other assets ........................................         1         13          2          --
                                                        --------   --------   --------     -------
   Total assets ......................................  $125,979   $133,110   $324,987     $20,643
                                                        --------   --------   --------     -------
Liabilities:
 Payable for investments purchased ...................  $    583      $  --   $  3,841     $    30
 Payable for units surrendered .......................       147          6        289           2
 Written options outstanding, at value
  (premiums received $24)                                     --         --         --          33
 Net payable for forward foreign currency exchange
  contracts to sell ..................................        --         --         --           3
 Payable to affiliates --
  Investment adviser .................................         3          2          7          --
  Sponsor ............................................        --        175         --          26
 Accrued expenses and other liabilities ..............        28         33         45          28
                                                        --------  ---------   --------     -------
   Total liabilities .................................  $    761   $    216   $  4,182     $   122
                                                        --------  ---------   --------     -------
   Net assets ........................................  $125,218   $132,894   $320,805     $20,521
                                                        ========  =========   ========     =======

                       See notes to financial statements

(000 Omitted except for unit values)


                                                               Capital     Government
                                                            Appreciation   Securities
                                                  Unit        Variable      Variable
                                      Units      Value         Account       Account
                                     ------- ------------- -------------- ------------
Net assets applicable to contract owners:
Capital Appreciation
 Variable Account --
 Compass 2 .........................  7,447   $  70.4257      $524,478
 Compass 3 .........................  2,452      46.7129       114,532
 Compass 3 - Level 2 ...............  5,055      19.2720        97,422
Government Securities
 Variable Account --
 Compass 2 .........................  4,751   $  29.4179                    $139,758
 Compass 3 .........................    851      20.6717                      17,578
 Compass 3 - Level 2 ...............  1,532      11.9984                      18,380
High Yield
 Variable Account --
 Compass 2 .........................  3,667   $  31.9732
 Compass 3 .........................    665      23.6325
 Compass 3 - Level 2 ...............    971      12.5366
Managed Sectors
 Variable Account --
 Compass 2 .........................    681   $  50.4880
 Compass 3 .........................    988      50.0213
 Compass 3 - Level 2 ...............  2,542      16.0677
Money Market
 Variable Account --
 Compass 2 .........................  4,123   $  18.3907
 Compass 3 .........................  1,370      15.1544
 Compass 3 - Level 2 ...............  3,141      11.2593
Total Return
 Variable Account --
 Compass 2 .........................  3,495   $  33.2507
 Compass 3 .........................  2,943      32.7131
 Compass 3 - Level 2 ...............  6,702      15.6760
World Governments
 Variable Account --
 Compass 2 .........................    296   $  20.8302
 Compass 3 .........................    290      20.4924
 Compass 3 - Level 2 ...............    695      11.9139
                                                              --------      --------
Net assets applicable to owners of deferred contracts ..       736,432       175,716
Reserve for variable annuities --
  Compass 2 Contracts ..................................         6,296         2,824
  Compass 3 Contracts ..................................           214            60
  Compass 3 - Level 2 Contracts ........................           633           113
                                                              --------      --------
    Net assets .........................................      $743,575      $178,713
                                                              ========      ========



                                        High      Managed     Money      Total       World
                                        Yield     Sectors    Market     Return    Governments
                                      Variable   Variable   Variable   Variable    Variable
                                       Account    Account    Account    Account     Account
                                     ---------- ---------- ---------- ---------- ------------
Net assets applicable to contract
owners:
Capital Appreciation
 Variable Account --
 Compass 2 .........................
 Compass 3 .........................
 Compass 3 - Level 2 ...............
Government Securities
 Variable Account --
 Compass 2 .........................
 Compass 3 .........................
 Compass 3 - Level 2 ...............
High Yield
 Variable Account --
 Compass 2 ......................... $117,241
 Compass 3 .........................   15,700
 Compass 3 - Level 2 ...............   12,176
Managed Sectors
 Variable Account --
 Compass 2 .........................            $ 34,405
 Compass 3 .........................              49,425
 Compass 3 - Level 2 ...............              40,838
Money Market
 Variable Account --
 Compass 2 .........................                       $ 75,783
 Compass 3 .........................                         20,739
 Compass 3 - Level 2 ...............                         35,363
Total Return
 Variable Account --
 Compass 2 .........................                                  $116,208
 Compass 3 .........................                                    96,247
 Compass 3 - Level 2 ...............                                   105,065
World Governments
 Variable Account --
 Compass 2 .........................                                                $ 6,167
 Compass 3 .........................                                                  5,948
 Compass 3 - Level 2 ...............                                                  8,286
                                     --------   --------   --------   --------      -------
Net assets applicable to owners of    145,117    124,668    131,885    317,520       20,401
deferred contracts
Reserve for variable annuities --
  Compass 2 Contracts ............      2,578        217      1,009      2,768           63
  Compass 3 Contracts ............         14        112         --        237           --
  Compass 3 - Level 2 Contracts ..         --        221         --        280           57
                                     --------   --------   --------   --------      -------
    Net assets ...................   $147,709   $125,218   $132,894   $320,805      $20,521
                                     ========   ========   ========   ========      =======

                       See notes to financial statements

Statements of Operations -- Year Ended December 31, 1998
(000 Omitted)


                                                                           Capital     Government       High
                                                                        Appreciation   Securities      Yield
                                                                          Variable      Variable      Variable
                                                                           Account       Account      Account
                                                                       -------------- ------------ -------------
Net investment income (loss):
Income --
 Interest ............................................................   $    759       $12,077      $  17,318
 Dividends ...........................................................      2,601           --             378
 Foreign taxes withheld ..............................................        (14)          --              --
                                                                         --------       -------      ---------
   Total investment income ...........................................   $  3,346       $12,077      $  17,696
                                                                         --------       -------      ---------
Expenses --
 Mortality and expense risk charges ..................................   $  8,491       $ 2,337      $   2,275
 Management fees .....................................................      4,766         1,023          1,359
 Administrative fees .................................................         84            23             23
 Custodian fees ......................................................        190            39             50
 Distribution expense charges ........................................        163            29             35
 Auditing fees .......................................................         36            43             47
 Legal fees ..........................................................          1             1              1
 Boards of Managers fees and expenses ................................          7             7              7
 Printing ............................................................         44            12             21
 Miscellaneous .......................................................         38            --             54
                                                                         --------       -------      ---------
   Total expenses ....................................................   $ 13,820       $ 3,514      $   3,872
 Fees paid indirectly ................................................        (21)           (2)           (50)
                                                                         --------       -------      ---------
   Net expenses ......................................................   $ 13,799       $ 3,512      $   3,822
                                                                         --------       --------     ---------
     Net investment income (loss) ....................................   $(10,453)      $ 8,565      $  13,874
                                                                         --------       --------     ---------
Realized and unrealized gain (loss) on investments:
Realized gain (loss) (identified cost basis) --
 Investment transactions .............................................   $118,861       $ 2,863      $     980
 Written option transactions .........................................         --            --             --
 Futures contracts ...................................................         --          (166)            --
 Foreign currency ....................................................           (2)         --              1
                                                                         -----------    --------     ---------
   Net realized gain (loss) on investments and
    foreign currency transactions ....................................   $118,859       $ 2,697      $     981
                                                                         ----------     --------     ---------
Change in unrealized appreciation (depreciation)
 Investments .........................................................   $ 60,814       $ 1,016      $ (13,784)
 Written options .....................................................         --            --             --
 Futures contracts ...................................................         --            27             --
 Translation of assets and liabilities in foreign currencies .........         --            --             --
                                                                         ----------     --------     ---------
  Net unrealized gain (loss) on investments and foreign
   currency translation ..............................................   $ 60,814       $ 1,043      $ (13,784)
                                                                         ----------     --------     ---------
   Net realized and unrealized gain (loss) on
    investments and foreign currency transactions ....................   $179,673       $ 3,740      $ (12,803)
                                                                         ----------     --------     ---------
    Increase in net assets from operations ...........................   $169,220       $12,305      $   1,071
                                                                         ==========     ========     =========



                                                                           Managed        Money         Total          World
                                                                           Sectors       Market         Return      Governments
                                                                          Variable      Variable       Variable      Variable
                                                                           Account       Account       Account        Account
                                                                       -------------- ------------ --------------- ------------
Net investment income (loss):
Income --
 Interest ............................................................    $   168       $6,505        $  9,366        $1,176
 Dividends ...........................................................        499           --           4,109            --
 Foreign taxes withheld ..............................................         --           --             (35)           --
                                                                          -------       ------        --------        ------
   Total investment income ...........................................    $   667       $6,505        $ 13,440        $1,176
                                                                          -------       ------        --------        ------
Expenses --
 Mortality and expense risk charges ..................................    $ 1,502       $1,504        $  3,938        $  250
 Management fees .....................................................        913          596           2,390           156
 Administrative fees .................................................         15           15              40             3
 Custodian fees ......................................................         36           40             113            15
 Distribution expense charges ........................................         77           30             162            10
 Auditing fees .......................................................         38           30              40            39
 Legal fees ..........................................................          1            1               1             1
 Boards of Managers fees and expenses ................................          7            7               7             6
 Printing ............................................................         17           14              22             5
 Miscellaneous .......................................................         --           --              11            --
                                                                          -------       ------        --------        ------
   Total expenses ....................................................    $ 2,606       $2,237        $  6,724        $  485
 Fees paid indirectly ................................................         (9)          (4)             (9)           (2)
                                                                          -------       ------        --------        ------
   Net expenses ......................................................    $ 2,597       $2,233        $  6,715        $  483
                                                                          -------       ------        --------        ------
     Net investment income (loss) ....................................    $(1,930)      $4,272        $  6,725        $  693
                                                                          -------       ------        --------        ------
Realized and unrealized gain (loss) on investments:
Realized gain (loss) (identified cost basis) --
 Investment transactions .............................................    $ 1,637       $   --        $ 47,051        $  869
 Written option transactions .........................................        264           --              --           185
 Futures contracts ...................................................         --           --              --            --
 Foreign currency ....................................................         --           --             (23)          (10)
                                                                          -------       ------        --------        ------
   Net realized gain (loss) on investments and
    foreign currency transactions ....................................    $ 1,901       $   --        $ 47,028        $1,044
                                                                          -------       ------        --------        ------
Change in unrealized appreciation (depreciation)
 Investments .........................................................    $11,266       $   --        $(22,773)       $  909
 Written options .....................................................        979           --              --           (32)
 Futures contracts ...................................................         --           --              --            --
 Translation of assets and liabilities in foreign currencies .........         --           --               1            (5)
                                                                          -------       ------        --------        ------
  Net unrealized gain (loss) on investments and foreign
   currency translation ..............................................    $12,245       $   --        $(22,772)       $  872
                                                                          -------       ------        --------        ------
   Net realized and unrealized gain (loss) on
    investments and foreign currency transactions ....................    $14,146       $   --        $ 24,256        $1,916
                                                                          -------       ------        --------        ------
    Increase in net assets from operations ...........................    $12,216       $4,272        $ 30,981        $2,609
                                                                          =======       ======        ========        ======

                       See notes to financial statements

Statements of Changes in Net Assets
(000 Omitted)


                                                     Capital Appreciation      Government Securities           High Yield
                                                       Variable Account           Variable Account          Variable Account
                                                  -------------------------- -------------------------- -------------------------
                                                   Year Ended December 31,    Year Ended December 31,    Year Ended December 31,
                                                       1998         1997          1998         1997         1998         1997
                                                  ------------- ------------ ------------- ------------ ------------ ------------
Increase (decrease) in net assets:
From operations:
  Net investment income (loss) ..................   $ (10,453)   $  (8,785)    $   8,565    $  11,258    $  13,874    $  14,304
  Net realized gain on investments
   and foreign currency transactions ............     118,859      103,141         2,697        2,424          981        7,106
  Net unrealized gain (loss) on investments
   and foreign currency translation .............      60,814       23,047         1,043        1,022      (13,784)       1,659
                                                    ---------    ---------     ---------    ---------    ---------    ---------
   Increase in net assets from operations .......   $ 169,220    $ 117,403     $  12,305    $  14,704    $   1,071    $  23,069
                                                    ---------    ---------     ---------    ---------    ---------    ---------
Participant transactions:
 Accumulation activity:
  Purchase payments received ....................   $  22,857    $  22,456     $   4,155    $   4,669    $   4,025    $   4,121
  Net transfers between variable and fixed
   accumulation accounts ........................       1,573       (2,471)       (4,446)     (14,669)     (38,434)      (2,934)
  Withdrawals, surrenders, annuitizations and
   contract charges .............................     (76,838)     (66,782)      (27,280)     (38,745)     (21,276)     (19,891)
                                                    ---------    ---------     ---------    ---------    ---------    ---------
   Net accumulation activity ....................   $ (52,408)   $ (46,797)    $ (27,571)   $ (48,745)   $ (55,685)   $ (18,704)
                                                    ---------    ---------     ---------    ---------    ---------    ---------
 Annuitization activity:
  Annuitizations ................................   $     712    $     329     $     651    $     165    $     199    $     150
  Annuity payments and contract charges .........        (943)        (855)         (493)        (503)        (398)        (472)
  Net transfers among accounts for annuity
   reserves .....................................         (20)           8        --            --           --           --
  Adjustments to annuity reserves ...............        (274)        (175)         (114)          33          (11)          28
                                                    ---------    ---------     ---------    ---------    ---------    ---------
   Net annuitization activity ...................   $    (525)   $    (693)    $      44    $    (305)   $    (210)   $    (294)
                                                    ---------    ---------     ---------    ---------    ---------    ---------
  Decrease in net assets from participant
   transactions .................................   $ (52,933)   $ (47,490)    $ (27,527)   $ (49,050)   $ (55,895)   $ (18,998)
                                                    ---------    ---------     ---------    ---------    ---------    ---------
   Total increase (decrease) in net assets ......   $ 116,287    $  69,913     $ (15,222)   $ (34,346)   $ (54,824)   $   4,071
Net assets:
 At beginning of period .........................     627,288      557,375       193,935      228,281      202,533      198,462
                                                    ---------    ---------     ---------    ---------    ---------    ---------
 At end of period ...............................   $ 743,575    $ 627,288     $ 178,713    $ 193,935    $ 147,709    $ 202,533
                                                    =========    =========     =========    =========    =========    =========

                       See notes to financial statements

(000 Omitted)


                                                                              Managed Sectors            Money Market
                                                                             Variable Account          Variable Account
                                                                         ------------------------- -------------------------
                                                                          Year Ended December 31,   Year Ended December 31,
                                                                             1998         1997         1998         1997
                                                                         ------------ ------------ ------------ ------------
Increase (decrease) in net assets:
From operations:
  Net investment income (loss) .........................................  $  (1,930)   $  (1,791)   $   4,272    $   4,675
  Net realized gain on investments and foreign
   currency transactions ...............................................      1,901       20,564       --           --
  Net unrealized gain on investments and foreign
   currency translation ................................................     12,245        4,407       --           --
                                                                          ---------    ---------    ---------    ---------
   Increase in net assets from operations ..............................  $  12,216    $  23,180    $   4,272    $   4,675
                                                                          ---------    ---------    ---------    ---------
Participant transactions:
 Accumulation activity:
  Purchase payments received ...........................................  $   8,772    $   8,634    $   3,304    $   3,864
  Net transfers between variable and fixed accumulation accounts .......     (3,980)       6,155       43,396        6,235
  Withdrawals, surrenders, annuitizations and contract charges .........    (13,633)     (13,689)     (30,191)     (29,189)
                                                                          ---------    ---------    ---------    ---------
   Net accumulation activity ...........................................  $  (8,841)   $   1,100    $  16,509    $ (19,090)
                                                                          ---------    ---------    ---------    ---------
 Annuitization activity:
  Annuitizations .......................................................  $     119    $     237    $      23    $      70
  Annuity payments and contract charges ................................        (85)         (54)        (231)        (284)
  Net transfers among accounts for annuity reserves ....................         --            9          (62)       --
  Adjustments to annuity reserves ......................................         70          (15)         (64)         168
                                                                          ---------    ---------    ---------    ---------
   Net annuitization activity ..........................................  $     104    $     177    $    (334)   $     (46)
                                                                          ---------    ---------    ---------    ---------
  Increase (decrease) in net assets from participant transactions ......  $  (8,737)   $   1,277    $  16,175    $ (19,136)
                                                                          ---------    ---------    ---------    ---------
   Total increase (decrease) in net assets .............................  $   3,479    $  24,457    $  20,447    $ (14,461)
Net assets:
 At beginning of period ................................................    121,739       97,282      112,447      126,908
                                                                          ---------    ---------    ---------    ---------
 At end of period ......................................................  $ 125,218    $ 121,739    $ 132,894    $ 112,447
                                                                          =========    =========    =========    =========

                       See notes to financial statements

(000 Omitted)


                                                                               Total Return            World Governments
                                                                             Variable Account           Variable Account
                                                                         ------------------------- --------------------------
                                                                          Year Ended December 31,   Year Ended December 31,
                                                                             1998         1997          1998          1997
                                                                         ------------ ------------ -------------- -----------
Increase (decrease) in net assets:
From operations:
  Net investment income ................................................  $   6,725    $   7,000      $   693      $  1,065
  Net realized gain (loss) on investments and foreign currency
   transactions ........................................................     47,030       33,815        1,044        (1,721)
  Net unrealized gain (loss) on investments and foreign currency
   translation .........................................................    (22,774)      14,739          872           (92)
                                                                          ---------    ---------      -------      --------
   Increase (decrease) in net assets from operations ...................  $  30,981    $  55,554      $ 2,609      $   (748)
                                                                          ---------    ---------      -------      --------
Participant transactions:
 Accumulation activity:
  Purchase payments received ...........................................  $  15,109    $  15,730      $   959      $  1,455
  Net transfers between variable and fixed accumulation accounts .......        250        4,273       (3,439)       (2,759)
  Withdrawals, surrenders, annuitizations and contract charges .........    (42,128)     (43,721)      (3,661)       (5,510)
                                                                          ---------    ---------      -------      --------
   Net accumulation activity ...........................................  $ (26,769)   $ (23,718)     $(6,141)     $ (6,814)
                                                                          ---------    ---------      -------      --------
 Annuitization activity:
  Annuitizations .......................................................  $     102    $     170      $     9      $      6
  Annuity payments and contract charges ................................       (589)        (492)         (48)          (58)
  Net transfers among accounts for annuity reserves ....................         17          (18)          --             1
  Adjustments to annuity reserves ......................................        157          162           (5)           25
                                                                          ---------    ---------      -------      --------
   Net annuitization activity ..........................................  $    (313)   $    (178)     $   (44)     $    (26)
                                                                          ---------    ---------      -------      --------
  Decrease in net assets from participant transactions .................  $ (27,082)   $ (23,896)     $(6,185)     $ (6,840)
                                                                          ---------    ---------      -------      --------
   Total increase (decrease) in net assets .............................  $   3,899    $  31,658      $(3,576)     $ (7,588)
Net assets:
 At beginning of period ................................................    316,906      285,248       24,097        31,685
                                                                          ---------    ---------      -------      --------
 At end of period ......................................................  $ 320,805    $ 316,906      $20,521      $ 24,097
                                                                          =========    =========      =======      ========

                       See notes to financial statements

Per Unit and Other Data


                                                                   Capital Appreciation Variable
                                                                              Account
                                                                 ---------------------------------
                                                                             Compass 2
                                                                 ---------------------------------
                                                                      Year Ended December 31,
                                                                 ---------------------------------
                                                                       1998             1997
                                                                 ---------------- ----------------
Per unit data:*
 Net asset value -- beginning of period ........................    $ 55.3902        $ 45.4107
                                                                    ---------        ---------
 Investment income .............................................    $  0.3113        $  0.3241
 Expenses ......................................................       1.2754           1.0741
                                                                    ---------        ---------
  Net investment loss ..........................................    $ (0.9641)       $ (0.7500)
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions ............................      15.9996          10.7295
                                                                    ---------        ---------
 Net increase (decrease) in unit value .........................    $ 15.0355        $  9.9795
                                                                    ---------        ---------
 Unit value:
 Net asset value -- end of period ..............................    $ 70.4257        $ 55.3902
                                                                    =========        =========
Ratios (to average net assets):
 Expenses+## ...................................................        0.77%            0.77%
 Net investment loss ...........................................      (1.55)%          (1.45)%
Portfolio turnover .............................................          78%              60%
Number of units outstanding at end of year (000 omitted) .......        7,447            8,173



                                                                       Capital Appreciation Variable Account
                                                                 --------------------------------------------------
                                                                                     Compass 2
                                                                 --------------------------------------------------
                                                                              Year Ended December 31,
                                                                 --------------------------------------------------
                                                                       1996             1995             1994
                                                                 ---------------- ---------------- ----------------
Per unit data:*
 Net asset value -- beginning of period ........................    $ 37.7151        $ 28.0107        $ 32.9053
                                                                    ---------        ---------        ---------
 Investment income .............................................    $  0.2861        $  0.3624        $  0.4277
 Expenses ......................................................       0.8695           0.6989           0.6325
                                                                    ---------        ---------        ---------
  Net investment loss ..........................................    $ (0.5834)       $ (0.3365)       $ (0.2048)
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions ............................       8.2790          10.0409          (4.6898)
                                                                    ---------        ---------        ---------
 Net increase (decrease) in unit value .........................    $  7.6956        $  9.7044        $ (4.8946)
                                                                    ---------        ---------        ---------
 Unit value:
 Net asset value -- end of period ..............................    $ 45.4107        $ 37.7151        $ 28.0107
                                                                    =========        =========        =========
Ratios (to average net assets):
 Expenses+## ...................................................        0.78%            0.80%            0.79%
 Net investment loss ...........................................      (1.41)%          (1.02)%          (0.69)%
Portfolio turnover .............................................          66%              96%              95%
Number of units outstanding at end of year (000 omitted) .......        9,004           10,014           11,310

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. For years ending on or after December 31, 1995, the Account's expenses are calculated without reduction for this expense offset arrangement.


                       See notes to financial statements

                                                                         Capital Appreciation Variable Account
                                                                   --------------------------------------------------
                                                                                  Compass 3 - Level 2
                                                                   --------------------------------------------------
                                                                                Year Ended December 31,
                                                                   --------------------------------------------------
                                                                         1998             1997             1996
                                                                   ---------------- ---------------- ----------------
Per unit data:*
 Net asset value -- beginning of period ..........................    $ 15.1500        $ 12.4143        $ 10.3053
                                                                      ---------        ---------        ---------
 Investment income ...............................................    $  0.0850        $  0.0914        $  0.0790
 Expenses ........................................................       0.3421           0.2935           0.2370
                                                                      ---------        ---------        ---------
  Net investment loss ............................................    $ (0.2571)       $ (0.2021)       $ (0.1580)
 Net realized and unrealized gain on investments and
  foreign currency transactions ..................................       4.3791           2.9378           2.2670
                                                                      ---------        ---------        ---------
 Net increase in unit value ......................................    $  4.1220        $  2.7357        $   2.109
                                                                      ---------        ---------        ---------
 Unit value:
 Net asset value -- end of period ................................    $ 19.2720        $ 15.1500        $ 12.4143
                                                                      =========        =========        =========
Ratios (to average net assets):
 Expenses+## .....................................................        0.77%            0.77%            0.78%
 Net investment loss .............................................      (1.55)%          (1.45)%          (1.41)%
Portfolio turnover ...............................................          78%              60%              66%
Number of units outstanding at end of year (000 omitted) .........        5,055            3,971            2,494



                                                                   Capital Appreciation
                                                                     Variable Account
                                                                   --------------------
                                                                   Compass 3 - Level 2
                                                                   --------------------
                                                                       Period Ended
                                                                       December 31,
                                                                           1995#
                                                                   --------------------
Per unit data:*
 Net asset value -- beginning of period ..........................     $  10.0000
                                                                       ----------
 Investment income ...............................................     $   0.0196
 Expenses ........................................................         0.0517
                                                                       ----------
  Net investment loss ............................................     $  (0.0321)
 Net realized and unrealized gain on investments and
  foreign currency transactions ..................................         0.3374
                                                                       ----------
 Net increase in unit value ......................................     $   0.3053
                                                                       ----------
 Unit value:
 Net asset value -- end of period ................................     $  10.3053
                                                                       ==========
Ratios (to average net assets):
 Expenses+## .....................................................          0.80%++
 Net investment loss .............................................        (1.02)%++
Portfolio turnover ...............................................            96%
Number of units outstanding at end of year (000 omitted) .........            955

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through
   December 31, 1995.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. The Account's expenses are calculated without reduction for this expense offset arrangement.


                       See notes to financial statements

                                                                     Capital Appreciation Variable
                                                                                Account
                                                                   ---------------------------------
                                                                               Compass 3
                                                                   ---------------------------------
                                                                        Year Ended December 31,
                                                                   ---------------------------------
                                                                         1998             1997
                                                                   ---------------- ----------------
Per unit data:*
 Net asset value -- beginning of period ..........................    $ 36.7764        $ 30.1803
                                                                      ---------        ---------
 Investment income ...............................................    $  0.2031        $  0.2107
 Expenses ........................................................       0.8753           0.7383
                                                                      ---------        ---------
  Net investment loss ............................................    $ (0.6722)       $ (0.5276)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................      10.6087           7.1237
                                                                      ---------        ---------
 Net increase (decrease) in unit value ...........................    $  9.9365        $  6.5961
                                                                      ---------        ---------
 Unit value:
 Net asset value -- end of period ................................    $ 46.7129        $ 36.7764
                                                                      =========        =========
Ratios (to average net assets):
 Expenses+## .....................................................        0.77%            0.77%
 Net investment loss .............................................      (1.55)%          (1.45)%
Portfolio turnover ...............................................          78%              60%
Number of units outstanding at end of year (000 omitted) .........        2,452            2,953



                                                                         Capital Appreciation Variable Account
                                                                   --------------------------------------------------
                                                                                       Compass 3
                                                                   --------------------------------------------------
                                                                                Year Ended December 31,
                                                                   --------------------------------------------------
                                                                         1996             1995             1994
                                                                   ---------------- ---------------- ----------------
Per unit data:*
 Net asset value -- beginning of period ..........................    $ 25.0907        $ 18.6531        $ 21.9341
                                                                      ---------        ---------        ---------
 Investment income ...............................................    $  0.1893        $  0.2402        $  0.2870
 Expenses ........................................................       0.6053           0.4847           0.4421
                                                                      ---------        ---------        ---------
  Net investment loss ............................................    $ (0.4160)       $ (0.2445)       $ (0.1551)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................       5.5056           6.6821          (3.1259)
                                                                      ---------        ---------        ---------
 Net increase (decrease) in unit value ...........................    $  5.0896        $  6.4376        $ (3.2810)
                                                                      ---------        ---------        ---------
 Unit value:
 Net asset value -- end of period ................................    $ 30.1803        $ 25.0907        $ 18.6531
                                                                      =========        =========        =========
Ratios (to average net assets):
 Expenses+## .....................................................        0.78%            0.80%            0.79%
 Net investment loss .............................................      (1.41)%          (1.02)%          (0.69)%
Portfolio turnover ...............................................          66%              96%              95%
Number of units outstanding at end of year (000 omitted) .........        3,721            4,272            4,686

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. For years ending on or after December 31, 1995, the Account's expenses are calculated without reduction for this expense offset arrangement.


                       See notes to financial statements

                                                                      Government Securities
                                                                        Variable Account
                                                                   ---------------------------
                                                                            Compass 2
                                                                   ---------------------------
                                                                     Year Ended December 31,
                                                                   ---------------------------
                                                                        1998          1997
                                                                   ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ..........................  $  27.5372    $  25.6724
                                                                    ----------    ----------
 Investment income ...............................................  $   1.8835    $   1.9396
 Expenses ........................................................      0.5450        0.5159
                                                                    ----------    ----------
  Net investment income ..........................................  $   1.3385    $   1.4237
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................      0.5422        0.4411
                                                                    ----------    ----------
 Net increase (decrease) in unit value ...........................  $   1.8807    $   1.8648
                                                                    ----------    ----------
 Unit value:
 Net asset value -- end of period ................................  $  29.4179    $  27.5372
                                                                    ==========    ==========
Ratios (to average net assets):
 Expenses+## .....................................................       0.62%         0.66%
 Net investment income ...........................................       4.61%         5.31%
Portfolio turnover ...............................................        137%          168%
Number of units outstanding at end of year (000 omitted) .........       4,751         5,613



                                                                    Government Securities Variable Account
                                                                   -----------------------------------------
                                                                                   Compass 2
                                                                   -----------------------------------------
                                                                            Year Ended December 31,
                                                                   -----------------------------------------
                                                                        1996          1995          1994
                                                                   ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ..........................  $  25.5791    $  22.0031     $ 22.7120
                                                                    ----------    ----------     ---------
 Investment income ...............................................  $   1.9022    $   1.7836     $  1.5648
 Expenses ........................................................      0.4873        0.4564        0.4229
                                                                    ----------    ----------     ---------
  Net investment income ..........................................  $   1.4149    $   1.3272     $  1.1419
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................     (1.3216)       2.2488       (1.8508)
                                                                    ----------    ----------     ---------
 Net increase (decrease) in unit value ...........................  $   0.0933    $   3.5760     $ (0.7089)
                                                                    ----------    ----------     ---------
 Unit value:
 Net asset value -- end of period ................................  $  25.6724    $  25.5791     $ 22.0031
                                                                    ==========    ==========     =========
Ratios (to average net assets):
 Expenses+## .....................................................       0.62%         0.63%         0.61%
 Net investment income ...........................................       5.53%         5.51%         5.09%
Portfolio turnover ...............................................         39%           80%           41%
Number of units outstanding at end of year (000 omitted) .........       7,255         8,361        11,308

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. For years ending on or after December 31, 1995, the Account's expenses are calculated without reduction for this expense offset arrangement.


                       See notes to financial statements

                                                                              Government Securities Variable Account
                                                                   ------------------------------------------------------------
                                                                                       Compass 3 - Level 2
                                                                   ------------------------------------------------------------
                                                                            Year Ended December 31,
                                                                   -----------------------------------------    Period Ended
                                                                                                                December 31,
                                                                        1998          1997          1996            1995#
                                                                   ------------- ------------- ------------- ------------------
Per unit data:*
 Net asset value -- beginning of period ..........................   $ 11.2258     $ 10.4604     $ 10.4172      $  10.0000
                                                                     ---------     ---------     ---------      ----------
 Investment income ...............................................   $  0.7608     $  0.7931     $  0.7931      $   0.1868
 Expenses ........................................................      0.2176        0.2102        0.1966          0.0478
                                                                     ---------     ---------     ---------      ----------
  Net investment income ..........................................   $  0.5432     $  0.5829     $  0.5965      $   0.1390
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................      0.2294        0.1825       (0.5533)         0.2782
                                                                     ---------     ---------     ---------      ----------
 Net increase in unit value ......................................   $  0.7726     $  0.7654     $  0.0432      $   0.4172
                                                                     ---------     ---------     ---------      ----------
 Unit value:
 Net asset value -- end of period ................................   $ 11.9984     $ 11.2258     $ 10.4604      $  10.4172
                                                                     =========     =========     =========      ==========
Ratios (to average net assets):
 Expenses+## .....................................................       0.62%         0.66%         0.62%            0.63%++
 Net investment income ...........................................       4.61%         5.31%         5.53%            5.51%++
Portfolio turnover ...............................................        137%          168%           39%              80%
Number of units outstanding at end of year (000 omitted) .........       1,532         1,319         1,079             608

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through
   December 31, 1995.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. The Account's expenses are calculated without reduction for this expense offset arrangement.


                       See notes to financial statements

                                                                      Government Securities
                                                                        Variable Account
                                                                   ---------------------------
                                                                            Compass 3
                                                                   ---------------------------
                                                                     Year Ended December 31,
                                                                   ---------------------------
                                                                        1998          1997
                                                                   ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ..........................  $  19.3693    $  18.0755
                                                                    ----------    ----------
 Investment income ...............................................  $   1.3267    $   1.3696
 Expenses ........................................................      0.4061        0.3848
                                                                    ----------    ----------
  Net investment income ..........................................  $   0.9206    $   0.9848
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................      0.3818        0.3090
                                                                    ----------    ----------
 Net increase (decrease) in unit value ...........................  $   1.3024    $   1.2938
                                                                    ----------    ----------
 Unit value:
 Net asset value -- end of period ................................  $  20.6717    $  19.3693
                                                                    ==========    ==========
Ratios (to average net assets):
 Expenses+## .....................................................       0.62%         0.66%
 Net investment income ...........................................       4.61%         5.31%
Portfolio turnover ...............................................        137%          169%
Number of units outstanding at end of year (000 omitted) .........         851         1,129



                                                                    Government Securities Variable Account
                                                                   -----------------------------------------
                                                                                   Compass 3
                                                                   -----------------------------------------
                                                                            Year Ended December 31,
                                                                   -----------------------------------------
                                                                        1996          1995          1994
                                                                   ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ..........................  $  18.0278    $  15.5227     $ 16.0387
                                                                    ----------    ----------     ---------
 Investment income ...............................................  $   1.3222    $   1.2529     $  1.1028
 Expenses ........................................................      0.3586        0.3385        0.3146
                                                                    ----------    ----------     ---------
  Net investment income ..........................................  $   0.9636    $   0.9144     $  0.7882
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................     (0.9159)       1.5907       (1.3042)
                                                                    ----------    ----------     ---------
 Net increase (decrease) in unit value ...........................  $   0.0477    $   2.5051     $ (0.5160)
                                                                    ----------    ----------     ---------
 Unit value:
 Net asset value -- end of period ................................  $  18.0755    $  18.0278     $ 15.5227
                                                                    ==========    ==========     =========
Ratios (to average net assets):
 Expenses+## .....................................................       0.62%         0.63%         0.61%
 Net investment income ...........................................       5.53%         5.51%         5.09%
Portfolio turnover ...............................................         39%           80%           41%
Number of units outstanding at end of year (000 omitted) .........       1,549         1,888         2,922

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. For years ending on or after December 31, 1995, the Account's expenses are calculated without reduction for this expense offset arrangement.


                       See notes to financial statements

                                                                   High Yield Variable Account
                                                                   ---------------------------
                                                                            Compass 2
                                                                   ---------------------------
                                                                     Year Ended December 31,
                                                                   ---------------------------
                                                                        1998          1997
                                                                   ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ..........................   $ 32.6450    $  29.0656
                                                                     ---------    ----------
 Investment income ...............................................   $  3.3038    $   3.0237
 Expenses ........................................................      0.7062        0.6627
                                                                     ---------    ----------
  Net investment income ..........................................   $  2.5976    $   2.3610
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................     (3.2694)       1.2184
                                                                     ---------    ----------
 Net increase (decrease) in unit value ...........................   $ (0.6718)   $   3.5794
                                                                     ---------    ----------
 Unit value:
 Net asset value -- end of period ................................   $ 31.9732    $  32.6450
                                                                     =========    ==========
Ratios (to average net assets):
 Expenses+## .....................................................       0.86%         0.86%
 Net investment income ...........................................       7.66%         7.47%
Portfolio turnover ...............................................        174%          164%
Number of units outstanding at end of year (000 omitted) .........       3,667         4,424



                                                                          High Yield Variable Account
                                                                   -----------------------------------------
                                                                                   Compass 2
                                                                   -----------------------------------------
                                                                            Year Ended December 31,
                                                                   -----------------------------------------
                                                                        1996          1995          1994
                                                                   ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ..........................  $  26.1493    $  22.6776     $ 23.3591
                                                                    ----------    ----------     ---------
 Investment income ...............................................  $   2.7199    $   2.5137     $  2.2324
 Expenses ........................................................      0.6035        0.5356        0.5062
                                                                    ----------    ----------     ---------
  Net investment income ..........................................  $   2.1164    $   1.9781     $  1.7262
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................      0.7999        1.4936       (2.4077)
                                                                    ----------    ----------     ---------
 Net increase (decrease) in unit value ...........................  $   2.9163    $   3.4717     $ (0.6815)
                                                                    ----------    ----------     ---------
 Unit value:
 Net asset value -- end of period ................................  $  29.0656    $  26.1493     $ 22.6776
                                                                    ==========    ==========     =========
Ratios (to average net assets):
 Expenses+## .....................................................       0.88%         0.88%         0.91%
 Net investment income ...........................................       7.59%         7.91%         7.41%
Portfolio turnover ...............................................        108%           88%           77%
Number of units outstanding at end of year (000 omitted) .........       4,956         5,649         6,433

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. For years ending on or after December 31, 1995, the Account's expenses are calculated without reduction for this expense offset arrangement.

                       See notes to financial statements

                                                                                   High Yield Variable Account
                                                                   ------------------------------------------------------------
                                                                                       Compass 3 - Level 2
                                                                   ------------------------------------------------------------
                                                                            Year Ended December 31,
                                                                   -----------------------------------------    Period Ended
                                                                                                                December 31,
                                                                        1998          1997          1996            1995#
                                                                   ------------- ------------- ------------- ------------------
Per unit data:*
 Net asset value -- beginning of period ..........................   $ 12.7936     $ 11.3852     $ 10.2377      $  10.0000
                                                                     ---------     ---------     ---------      ----------
 Investment income ...............................................   $  1.1776     $  1.1903     $  0.9246      $   0.3803
 Expenses ........................................................      0.2556        0.2584        0.2033          0.0765
                                                                     ---------     ---------     ---------      ----------
  Net investment income ..........................................   $  0.9220     $  0.9319     $  0.7213      $   0.3038
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................     (1.1790)       0.4765        0.4262         (0.0661)
                                                                     ---------     ---------     ---------      ----------
 Net increase (decrease) in unit value ...........................   $ (0.2570)    $  1.4084     $  1.1475      $   0.2377
                                                                     ---------     ---------     ---------      ----------
 Unit value:
 Net asset value -- end of period ................................   $ 12.5366     $ 12.7936     $ 11.3852      $  10.2377
                                                                     =========     =========     =========      ==========
Ratios (to average net assets):
 Expenses+## .....................................................       0.86%         0.86%         0.88%            0.88%++
 Net investment income ...........................................       7.66%         7.47%         7.59%            7.91%++
Portfolio turnover ...............................................        174%          164%          108%              88%
Number of units outstanding at end of year (000 omitted) .........         971         2,042         1,819           1,368

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through
   December 31, 1995.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. The Account's expenses are calculated without reduction for this expense offset arrangement.

                       See notes to financial statements

                                                                   High Yield Variable Account
                                                                   ---------------------------
                                                                            Compass 3
                                                                   ---------------------------
                                                                     Year Ended December 31,
                                                                   ---------------------------
                                                                        1998          1997
                                                                   ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ..........................   $ 24.1529    $  21.5259
                                                                     ---------    ----------
 Investment income ...............................................   $  2.3041    $   2.2363
 Expenses ........................................................      0.5257        0.5196
                                                                     ---------    ----------
  Net investment income ..........................................   $  1.7784    $   1.7167
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................     (2.2988)       0.9103
                                                                     ---------    ----------
 Net increase (decrease) in unit value ...........................   $ (0.5204)   $   2.6270
                                                                     ---------    ----------
 Unit value:
 Net asset value -- end of period ................................   $ 23.6325    $  24.1529
                                                                     =========    ==========
Ratios (to average net assets):
 Expenses+## .....................................................       0.86%         0.86%
 Net investment income ...........................................       7.66%         7.47%
Portfolio turnover ...............................................        174%          164%
Number of units outstanding at end of year (000 omitted) .........         665         1,209



                                                                          High Yield Variable Account
                                                                   -----------------------------------------
                                                                                   Compass 3
                                                                   -----------------------------------------
                                                                            Year Ended December 31,
                                                                   -----------------------------------------
                                                                        1996          1995          1994
                                                                   ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ..........................  $  19.3854    $  16.8283     $ 17.3543
                                                                    ----------    ----------     ---------
 Investment income ...............................................  $   1.9450    $   1.8912     $  1.5336
 Expenses ........................................................      0.4432        0.4253        0.3711
                                                                    ----------    ----------     ---------
  Net investment income ..........................................  $   1.5018    $   1.4659     $  1.1625
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................      0.6387        1.0912       (1.6885)
                                                                    ----------    ----------     ---------
 Net increase (decrease) in unit value ...........................  $   2.1405    $   2.5571     $ (0.5260)
                                                                    ----------    ----------     ---------
 Unit value:
 Net asset value -- end of period ................................  $  21.5259    $  19.3854     $ 16.8283
                                                                    ==========    ==========     =========
Ratios (to average net assets):
 Expenses+## .....................................................       0.88%         0.88%         0.91%
 Net investment income ...........................................       7.59%         7.91%         7.41%
Portfolio turnover ...............................................        108%           88%           77%
Number of units outstanding at end of year (000 omitted) .........       1,438         1,913         2,506

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. For years ending on or after December 31, 1995, the Account's expenses are calculated without reduction for this expense offset arrangement.

                       See notes to financial statements

                                                                   Managed Sectors Variable Account
                                                                   ---------------------------------
                                                                               Compass 2
                                                                   ---------------------------------
                                                                        Year Ended December 31,
                                                                   ---------------------------------
                                                                         1998             1997
                                                                   ---------------- ----------------
Per unit data:*
 Net asset value -- beginning of period ..........................    $ 45.4522        $ 36.5900
                                                                      ---------        ---------
 Investment income ...............................................    $  0.2611        $  0.2406
 Expenses ........................................................       0.9850           0.8842
                                                                      ---------        ---------
  Net investment loss ............................................    $ (0.7239)       $ (0.6436)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................       5.7597           9.5058
                                                                      ---------        ---------
 Net increase (decrease) in unit value ...........................    $  5.0358        $  8.8622
                                                                      ---------        ---------
 Unit value:
 Net asset value -- end of period ................................    $ 50.4880        $ 45.4522
                                                                      =========        =========
Ratios (to average net assets):
 Expenses+## .....................................................        0.84%            0.85%
 Net investment loss .............................................      (1.59)%          (1.60)%
Portfolio turnover ...............................................         159%             103%
Number of units outstanding at end of year (000 omitted) .........          681              736



                                                                            Managed Sectors Variable Account
                                                                   --------------------------------------------------
                                                                                       Compass 2
                                                                   --------------------------------------------------
                                                                                Year Ended December 31,
                                                                   --------------------------------------------------
                                                                         1996             1995             1994
                                                                   ---------------- ---------------- ----------------
Per unit data:*
 Net asset value -- beginning of period ..........................    $ 31.3870        $ 23.9044        $ 24.7295
                                                                      ---------        ---------        ---------
 Investment income ...............................................    $  0.2838        $  0.3277        $  0.3066
 Expenses ........................................................       0.7089           0.6066           0.5155
                                                                      ---------        ---------        ---------
  Net investment loss ............................................    $ (0.4251)       $ (0.2789)       $ (0.2089)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................       5.6281           7.7615         ( 0.6162)
                                                                      ---------        ---------        ---------
 Net increase (decrease) in unit value ...........................    $  5.2030        $  7.4826        $ (0.8251)
                                                                      ---------        ---------        ---------
 Unit value:
 Net asset value -- end of period ................................    $ 36.5900        $ 31.3870        $ 23.9044
                                                                      =========        =========        =========
Ratios (to average net assets):
 Expenses+## .....................................................        0.85%            0.87%            0.90%
 Net investment loss .............................................      (1.36)%          (1.07)%          (0.97)%
Portfolio turnover ...............................................          64%             115%             111%
Number of units outstanding at end of year (000 omitted) .........          729              788              800

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. For years ending on or after December 31, 1995, the Account's expenses are calculated without reduction for this expense offset arrangement.

                       See notes to financial statements

                                                                            Managed Sectors Variable Account
                                                                   --------------------------------------------------
                                                                                  Compass 3 - Level 2
                                                                   --------------------------------------------------
                                                                                Year Ended December 31,
                                                                   --------------------------------------------------
                                                                         1998             1997             1996
                                                                   ---------------- ---------------- ----------------
Per unit data:*
 Net asset value -- beginning of period ..........................    $ 14.4652        $ 11.6449        $  9.9892
                                                                      ---------        ---------        ---------
 Investment income ...............................................    $  0.0880        $  0.0831        $  0.0873
 Expenses ........................................................       0.3308           0.3015           0.2287
                                                                      ---------        ---------        ---------
  Net investment loss ............................................    $ (0.2428)       $ (0.2184)       $ (0.1414)
 Net realized and unrealized gain on investments and foreign
  currency transactions ..........................................       1.8453           3.0387           1.7971
                                                                      ---------        ---------        ---------
 Net increase (decrease) in unit value ...........................    $  1.6025        $  2.8203        $  1.6557
                                                                      ---------        ---------        ---------
 Unit value:
 Net asset value -- end of period ................................    $ 16.0677        $ 14.4652        $ 11.6449
                                                                      =========        =========        =========
Ratios (to average net assets):
 Expenses+## .....................................................        0.84%            0.85%            0.85%
 Net investment loss .............................................      (1.59)%          (1.60)%          (1.36)%
Portfolio turnover ...............................................         159%             103%              64%
Number of units outstanding at end of year (000 omitted) .........        2,542            2,156            1,204



                                                                     Managed Sectors
                                                                     Variable Account
                                                                   --------------------
                                                                   Compass 3 - Level 2
                                                                   --------------------
                                                                       Period Ended
                                                                       December 31,
                                                                           1995#
                                                                   --------------------
Per unit data:*
 Net asset value -- beginning of period ..........................     $  10.0000
                                                                       ----------
 Investment income ...............................................     $   0.0231
 Expenses ........................................................         0.0539
                                                                       ----------
  Net investment loss ............................................     $  (0.0308)
 Net realized and unrealized gain on investments and foreign
  currency transactions ..........................................         0.0200
                                                                       ----------
 Net increase (decrease) in unit value ...........................     $  (0.0108)
                                                                       ----------
 Unit value:
 Net asset value -- end of period ................................     $   9.9892
                                                                       ==========
Ratios (to average net assets):
 Expenses+## .....................................................          0.87%++
 Net investment loss .............................................        (1.07)%++
Portfolio turnover ...............................................           115%
Number of units outstanding at end of year (000 omitted) .........            418

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through
   December 31, 1995.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. The Account's expenses are calculated without reduction for this expense offset arrangement.

                       See notes to financial statements

                                                                      Managed Sectors Variable Account
                                                                      ---------------------------------
                                                                                  Compass 3
                                                                      ---------------------------------
                                                                           Year Ended December 31,
                                                                      ---------------------------------
                                                                            1998             1997
                                                                      ---------------- ----------------
Per unit data:*
 Net asset value -- beginning of period .............................    $ 45.0995        $ 36.3604
                                                                         ---------        ---------
 Investment income ..................................................    $  0.2543        $  0.2328
 Expenses ...........................................................       1.0369           0.9264
                                                                         ---------        ---------
  Net investment loss ...............................................    $ (0.7826)       $ (0.6936)
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions .............................................       5.7044           9.4327
                                                                         ---------        ---------
 Net increase (decrease) in unit value ..............................    $  4.9218        $  8.7391
                                                                         ---------        ---------
 Unit value:
 Net asset value -- end of period ...................................    $ 50.0213        $ 45.0995
                                                                         =========        =========
Ratios (to average net assets):
 Expenses+## ........................................................        0.84%            0.85%
 Net investment loss ................................................      (1.59)%          (1.60)%
Portfolio turnover ..................................................         159%             103%
Number of units outstanding at end of year (000 omitted) ............          988            1,258



                                                                               Managed Sectors Variable Account
                                                                      --------------------------------------------------
                                                                                          Compass 3
                                                                      --------------------------------------------------
                                                                                   Year Ended December 31,
                                                                      --------------------------------------------------
                                                                            1996             1995             1994
                                                                      ---------------- ---------------- ----------------
Per unit data:*
 Net asset value -- beginning of period .............................    $ 31.2371        $ 23.8258        $ 24.6849
                                                                         ---------        ---------        ---------
 Investment income ..................................................    $  0.2830        $  0.3259        $  0.3031
 Expenses ...........................................................       0.7511           0.6452           0.5452
                                                                         ---------        ---------        ---------
  Net investment loss ...............................................    $ (0.4681)       $ (0.3193)       $ (0.2421)
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions .............................................       5.5914           7.7306         ( 0.6170)
                                                                         ---------        ---------        ---------
 Net increase (decrease) in unit value ..............................    $  5.1233        $  7.4113        $ (0.8591)
                                                                         ---------        ---------        ---------
 Unit value:
 Net asset value -- end of period ...................................    $ 36.3604        $ 31.2371        $ 23.8258
                                                                         =========        =========        =========
Ratios (to average net assets):
 Expenses+## ........................................................        0.85%            0.87%            0.90%
 Net investment loss ................................................      (1.36)%          (1.07)%          (0.97)%
Portfolio turnover ..................................................          64%             115%             111%
Number of units outstanding at end of year (000 omitted) ............        1,552            1,729            1,810

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. For years ending on or after December 31, 1995, the Account's expenses are calculated without reduction for this expense offset arrangement.

                       See notes to financial statements

                                                                      Money Market Variable
                                                                             Account
                                                                   ---------------------------
                                                                            Compass 2
                                                                   ---------------------------
                                                                     Year Ended December 31,
                                                                   ---------------------------
                                                                        1998          1997
                                                                   ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ..........................  $  17.7451    $  17.1109
                                                                    ----------    ----------
 Investment income ...............................................  $   0.9924    $   0.9600
 Expenses ........................................................      0.3468        0.3258
                                                                    ----------    ----------
  Net investment income ..........................................  $   0.6456    $   0.6342
                                                                    ----------    ----------
 Net increase in unit value ......................................  $   0.6456    $   0.6342
                                                                    ----------    ----------
 Unit value:
 Net asset value -- end of period ................................  $  18.3907    $  17.7451
                                                                    ==========    ==========
Ratios (to average net assets):
 Expenses+## .....................................................       0.59%         0.59%
 Net investment income ...........................................       3.58%         3.56%
Number of units outstanding at end of year (000 omitted) .........       4,123         4,639



                                                                         Money Market Variable Account
                                                                   -----------------------------------------
                                                                                   Compass 2
                                                                   -----------------------------------------
                                                                            Year Ended December 31,
                                                                   -----------------------------------------
                                                                        1996          1995          1994
                                                                   ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ..........................  $  16.5213    $  15.8699    $  15.5003
                                                                    ----------    ----------    ----------
 Investment income ...............................................  $   0.9058    $   0.9560    $   0.6615
 Expenses ........................................................      0.3162        0.3046        0.2919
                                                                    ----------    ----------    ----------
  Net investment income ..........................................  $   0.5896    $   0.6514    $   0.3696
                                                                    ----------    ----------    ----------
 Net increase in unit value ......................................  $   0.5896    $   0.6514    $   0.3696
                                                                    ----------    ----------    ----------
 Unit value:
 Net asset value -- end of period ................................  $  17.1109    $  16.5213    $  15.8699
                                                                    ==========    ==========    ==========
Ratios (to average net assets):
 Expenses+## .....................................................       0.58%         0.58%         0.58%
 Net investment income ...........................................       3.49%         4.00%         2.37%
Number of units outstanding at end of year (000 omitted) .........       5,208         6,501         6,851

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. For years ending on or after December 31, 1995, the Account's expenses are calculated without reduction for this expense offset arrangement.

                       See notes to financial statements

                                                                                  Money Market Variable Account
                                                                   ------------------------------------------------------------
                                                                                       Compass 3 - Level 2
                                                                   ------------------------------------------------------------
                                                                            Year Ended December 31,             Period Ended
                                                                   -----------------------------------------    December 31,
                                                                        1998          1997          1996            1995#
                                                                   ------------- ------------- ------------- ------------------
Per unit data:*
 Net asset value -- beginning of period ..........................   $ 10.8587     $ 10.4654     $ 10.0997      $  10.0000
                                                                     ---------     ---------     ---------      ----------
 Investment income ...............................................   $  0.6068     $  0.5838     $  0.5993      $   0.1358
 Expenses ........................................................      0.2062        0.1905        0.2336          0.0361
                                                                     ---------     ---------     ---------      ----------
  Net investment income ..........................................   $  0.4006     $  0.3933     $  0.3657      $   0.0997
                                                                     ---------     ---------     ---------      ----------
 Net increase in unit value ......................................   $  0.4006     $  0.3933     $  0.3657      $   0.0997
                                                                     ---------     ---------     ---------      ----------
 Unit value:
 Net asset value -- end of period ................................   $ 11.2593     $ 10.8587     $ 10.4654      $  10.0997
                                                                     =========     =========     =========      ==========
Ratios (to average net assets):
 Expenses+## .....................................................       0.59%         0.59%         0.58%            0.58%++
 Net investment income ...........................................       3.58%         3.56%         3.49%            4.00%++
Number of units outstanding at end of year (000 omitted) .........       3,141         1,104           897             561

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through
   December 31, 1995.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. The Account's expenses are calculated without reduction for this expense offset arrangement.

                       See notes to financial statements

                                                                      Money Market Variable
                                                                             Account
                                                                   ---------------------------
                                                                            Compass 3
                                                                   ---------------------------
                                                                     Year Ended December 31,
                                                                   ---------------------------
                                                                        1998          1997
                                                                   ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ..........................  $  14.6369    $  14.1277
                                                                    ----------    ----------
 Investment income ...............................................  $   0.8199    $   0.7782
 Expenses ........................................................      0.3024        0.2690
                                                                    ----------    ----------
  Net investment income ..........................................  $   0.5175    $   0.5092
                                                                    ----------    ----------
 Net increase in unit value ......................................  $   0.5175    $   0.5092
                                                                    ----------    ----------
 Unit value:
 Net asset value -- end of period ................................  $  15.1544    $  14.6369
                                                                    ==========    ==========
Ratios (to average net  assets):
 Expenses+## .....................................................       0.59%         0.59%
 Net investment income ...........................................       3.58%         3.56%
Number of units outstanding at end of year (000 omitted) .........       1,370         1,160



                                                                         Money Market Variable Account
                                                                   -----------------------------------------
                                                                                   Compass 3
                                                                   -----------------------------------------
                                                                            Year Ended December 31,
                                                                   -----------------------------------------
                                                                        1996          1995          1994
                                                                   ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ..........................  $  13.6545    $  13.1291    $  12.8359
                                                                    ----------    ----------    ----------
 Investment income ...............................................  $   0.7437    $   0.7885    $   0.5688
 Expenses ........................................................      0.2705        0.2631        0.2756
                                                                    ----------    ----------    ----------
  Net investment income ..........................................  $   0.4732    $   0.5254    $   0.2932
                                                                    ----------    ----------    ----------
 Net increase in unit value ......................................  $   0.4732    $   0.5254    $   0.2932
                                                                    ----------    ----------    ----------
 Unit value:
 Net asset value -- end of period ................................  $  14.1277    $  13.6545    $  13.1291
                                                                    ==========    ==========    ==========
Ratios (to average net  assets):
 Expenses+## .....................................................       0.58%         0.58%         0.58%
 Net investment income ...........................................       3.49%         4.00%         2.37%
Number of units outstanding at end of year (000 omitted) .........       1,930         3,929         4,599

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. For years ending on or after December 31, 1995, the Account's expenses are calculated without reduction for this expense offset arrangement.

                       See notes to financial statements

                                                                      Total Return Variable
                                                                             Account
                                                                   ---------------------------
                                                                            Compass 2
                                                                   ---------------------------
                                                                     Year Ended December 31,
                                                                   ---------------------------
                                                                        1998          1997
                                                                   ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ..........................  $  30.1563    $  25.0444
                                                                    ----------    ----------
 Investment income ...............................................  $   1.3940    $   1.3666
 Expenses ........................................................      0.6750        0.6070
                                                                    ----------    ----------
  Net investment income ..........................................  $   0.7190    $   0.7596
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................      2.3754        4.3523
                                                                    ----------    ----------
 Net increase (decrease) in unit value ...........................  $   3.0944    $   5.1119
                                                                    ----------    ----------
 Unit value:
 Net asset value -- end of period ................................  $  33.2507    $  30.1563
                                                                    ==========    ==========
Ratios (to average net assets):
 Expenses+## .....................................................       0.82%         0.83%
 Net investment income ...........................................       2.10%         2.32%
Portfolio turnover ...............................................        125%          111%
Number of units outstanding at end of year (000 omitted) .........       3,495         3,956



                                                                         Total Return Variable Account
                                                                   -----------------------------------------
                                                                                   Compass 2
                                                                   -----------------------------------------
                                                                            Year Ended December 31,
                                                                   -----------------------------------------
                                                                        1996          1995          1994
                                                                   ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ..........................  $  22.2577    $  17.4729     $ 18.0043
                                                                    ----------    ----------     ---------
 Investment income ...............................................  $   1.1203    $   1.0394     $  0.8583
 Expenses ........................................................      0.4844        0.4118        0.3704
                                                                    ----------    ----------     ---------
  Net investment income ..........................................  $   0.6359    $   0.6276     $  0.4879
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................      2.1508        4.1572       (1.0193)
                                                                    ----------    ----------     ---------
 Net increase (decrease) in unit value ...........................  $   2.7867    $   4.7848     $ (0.5314)
                                                                    ----------    ----------     ---------
 Unit value:
 Net asset value -- end of period ................................  $  25.0444    $  22.2577     $ 17.4729
                                                                    ==========    ==========     =========
Ratios (to average net assets):
 Expenses+## .....................................................       0.82%         0.83%         0.82%
 Net investment income ...........................................       2.59%         2.99%         2.60%
Portfolio turnover ...............................................        140%          105%           63%
Number of units outstanding at end of year (000 omitted) .........       4,414         4,801         5,410

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. For years ending on or after December 31, 1995, the Account's expenses are calculated without reduction for this expense offset arrangement.

                       See notes to financial statements

                                                                                  Total Return Variable Account
                                                                   ------------------------------------------------------------
                                                                                       Compass 3 - Level 2
                                                                   ------------------------------------------------------------
                                                                            Year Ended December 31,
                                                                   -----------------------------------------    Period Ended
                                                                                                                December 31,
                                                                        1998          1997          1996            1995#
                                                                   ------------- ------------- ------------- ------------------
Per unit data:*
 Net asset value -- beginning of period ..........................   $ 14.2173     $ 11.8074     $ 10.4938      $  10.0000
                                                                     ---------     ---------     ---------      ----------
 Investment income ...............................................   $  0.6344     $  0.5718     $  0.5280      $   0.1247
 Expenses ........................................................      0.3107        0.2715        0.2317          0.0525
                                                                     ---------     ---------     ---------      ----------
  Net investment income ..........................................   $  0.3237     $  0.3003     $  0.2963      $   0.0722
 Net realized and unrealized gain on investments and foreign
  currency transactions ..........................................      1.1350        2.1096        1.0173          0.4216
                                                                     ---------     ---------     ---------      ----------
 Net increase in unit value ......................................   $  1.4587     $  2.4099     $  1.3136      $   0.4938
                                                                     ---------     ---------     ---------      ----------
 Unit value:
 Net asset value -- end of period ................................   $ 15.6760     $ 14.2173     $ 11.8074      $  10.4938
                                                                     =========     =========     =========      ==========
Ratios (to average net assets):
 Expenses+## .....................................................       0.82%         0.83%         0.82%            0.83%++
 Net investment income ...........................................       2.10%         2.32%         2.59%            2.99%++
Portfolio turnover ...............................................        125%          111%          140%             105%
Number of units outstanding at end of year (000 omitted) .........       6,702         5,260         3,717           1,637

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through
   December 31, 1995.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. The Account's expenses are calculated without reduction for this expense offset arrangement.

                       See notes to financial statements

                                                                         Total Return Variable
                                                                                Account
                                                                      ---------------------------
                                                                               Compass 3
                                                                      ---------------------------
                                                                        Year Ended December 31,
                                                                      ---------------------------
                                                                           1998          1997
                                                                      ------------- -------------
Per unit data:*
 Net asset value -- beginning of period .............................  $  29.7131    $  24.7133
                                                                       ----------    ----------
 Investment income ..................................................  $   1.3028    $   1.1487
 Expenses ...........................................................      0.6835        0.5870
                                                                       ----------    ----------
  Net investment income .............................................  $   0.6193    $   0.5617
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions .............................................      2.3807        4.4381
                                                                       ----------    ----------
 Net increase (decrease) in unit value ..............................  $   3.0000    $   4.9998
                                                                       ----------    ----------
 Unit value:
 Net asset value -- end of period ...................................  $  32.7131    $  29.7131
                                                                       ==========    ==========
Ratios (to average net assets):
 Expenses+## ........................................................       0.82%         0.83%
 Net investment income ..............................................       2.10%         2.32%
Portfolio turnover ..................................................        125%          111%
Number of units outstanding at end of year (000 omitted) ............       2,943         4,024



                                                                            Total Return Variable Account
                                                                      -----------------------------------------
                                                                                      Compass 3
                                                                      -----------------------------------------
                                                                               Year Ended December 31,
                                                                      -----------------------------------------
                                                                           1996          1995          1994
                                                                      ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period .............................  $  21.9966    $  17.2937     $ 17.8462
                                                                       ----------    ----------     ---------
 Investment income ..................................................  $   1.0817    $   1.0122     $  0.8371
 Expenses ...........................................................      0.5068        0.4358        0.3904
                                                                       ----------    ----------     ---------
  Net investment income .............................................  $   0.5749    $   0.5764     $  0.4467
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions .............................................      2.1418        4.1265       (0.9992)
                                                                       ----------    ----------     ---------
 Net increase (decrease) in unit value ..............................  $   2.7167    $   4.7029     $ (0.5525)
                                                                       ----------    ----------     ---------
 Unit value:
 Net asset value -- end of period ...................................  $  24.7133    $  21.9966     $ 17.2937
                                                                       ==========    ==========     =========
Ratios (to average net assets):
 Expenses+## ........................................................       0.82%         0.83%         0.82%
 Net investment income ..............................................       2.59%         2.99%         2.60%
Portfolio turnover ..................................................        140%          105%           63%
Number of units outstanding at end of year (000 omitted) ............       5,177         6,322         7,349

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. For years ending on or after December 31, 1995, the Account's expenses are calculated without reduction for this expense offset arrangement.

                       See notes to financial statements

                                                                   World Governments Variable
                                                                             Account
                                                                   ---------------------------
                                                                            Compass 2
                                                                   ---------------------------
                                                                     Year Ended December 31,
                                                                   ---------------------------
                                                                        1998          1997
                                                                   ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ..........................  $  18.2798     $ 18.6786
                                                                    ----------     ---------
 Investment income ...............................................  $   1.0806     $  1.1566
 Expenses ........................................................      0.4506        0.4192
                                                                    ----------     ---------
  Net investment income ..........................................  $   0.6300     $  0.7374
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................      1.9204       (1.1362)
                                                                    ----------     ---------
 Net increase (decrease) in unit value ...........................  $   2.5504     $ (0.3988)
                                                                    ----------     ---------
 Unit value:
 Net asset value -- end of period ................................  $  20.8302     $ 18.2798
                                                                    ==========     =========
Ratios (to average net assets):
 Expenses+## .....................................................       1.08%         1.05%
 Net investment income ...........................................       3.33%         3.95%
Portfolio turnover ...............................................        306%          338%
Number of units outstanding at end of year (000 omitted) .........         296           435



                                                                      World Governments Variable Account
                                                                   -----------------------------------------
                                                                                   Compass 2
                                                                   -----------------------------------------
                                                                            Year Ended December 31,
                                                                   -----------------------------------------
                                                                        1996          1995          1994
                                                                   ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ..........................  $  18.1095    $  15.8337     $ 16.9056
                                                                    ----------    ----------     ---------
 Investment income ...............................................  $   1.2469    $   1.3112     $  1.0805
 Expenses ........................................................      0.4084        0.3863        0.3565
                                                                    ----------    ----------     ---------
  Net investment income ..........................................  $   0.8385    $   0.9249     $  0.7240
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................     (0.2694)       1.3509       (1.7959)
                                                                    ----------    ----------     ---------
 Net increase (decrease) in unit value ...........................  $   0.5691    $   2.2758     $ (1.0719)
                                                                    ----------    ----------     ---------
 Unit value:
 Net asset value -- end of period ................................  $  18.6786    $  18.1095     $ 15.8337
                                                                    ==========    ==========     =========
Ratios (to average net assets):
 Expenses+## .....................................................       1.00%         1.00%         1.00%
 Net investment income ...........................................       4.54%         5.25%         4.45%
Portfolio turnover ...............................................        397%          330%          256%
Number of units outstanding at end of year (000 omitted) .........         588           824           983

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. For years ending on or after December 31, 1995, the Account's expenses are calculated without reduction for this expense offset arrangement.

                       See notes to financial statements

                                                                                  World Governments Variable Account
                                                                     ------------------------------------------------------------
                                                                                         Compass 3 - Level 2
                                                                     ------------------------------------------------------------
                                                                              Year Ended December 31,
                                                                     -----------------------------------------    Period Ended
                                                                                                                  December 31,
                                                                          1998          1997          1996            1995#
                                                                     ------------- ------------- ------------- ------------------
Per unit data:*
 Net asset value -- beginning of period ............................   $ 10.4553     $ 10.6836     $ 10.3582      $  10.0000
                                                                       ---------     ---------     ---------      ----------
 Investment income .................................................   $  0.6269     $  0.6710     $  0.7308      $   0.1819
 Expenses ..........................................................      0.2531        0.2440        0.2391          0.0554
                                                                       ---------     ---------     ---------      ----------
  Net investment income ............................................   $  0.3738     $  0.4270     $  0.4917      $   0.1265
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions ............................................      1.0848       (0.6553)      (0.1663)         0.2317
                                                                       ---------     ---------     ---------      ----------
 Net increase (decrease) in unit value .............................   $  1.4586     $ (0.2283)    $  0.3254      $   0.3582
                                                                       ---------     ---------     ---------      ----------
 Unit value:
 Net asset value -- end of period ..................................   $ 11.9139     $ 10.4553     $ 10.6836      $  10.3582
                                                                       =========     =========     =========      ==========
Ratios (to average net assets):
 Expenses+## .......................................................       1.08%         1.05%         1.00%           1.00%++
 Net investment income .............................................       3.33%         3.95%         4.54%           5.25%++
Portfolio turnover .................................................        306%          338%          397%            330%
Number of units outstanding at end of year (000 omitted) ...........         695           670           563             316

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through
   December 31, 1995.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. For years ending on or after December 31, 1995, the Account's expenses are calculated without reduction for this expense offset arrangement.

                       See notes to financial statements

                                                                      World Governments Variable
                                                                                Account
                                                                      ---------------------------
                                                                               Compass 3
                                                                      ---------------------------
                                                                        Year Ended December 31,
                                                                      ---------------------------
                                                                           1998          1997
                                                                      ------------- -------------
Per unit data:*
 Net asset value -- beginning of period .............................  $  18.0103     $ 18.4308
                                                                       ----------     ---------
 Investment income ..................................................  $   1.0464     $  1.1298
 Expenses ...........................................................      0.4279        0.4390
                                                                       ----------     ---------
  Net investment income .............................................  $   0.6185     $  0.6908
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions .............................................      1.8636       (1.1113)
                                                                       ----------     ---------
 Net increase (decrease) in unit value ..............................  $   2.4821     $ (0.4205)
                                                                       ----------     ---------
 Unit value:
 Net asset value -- end of period ...................................  $  20.4924     $ 18.0103
                                                                       ==========     =========
Ratios (to average net assets):
 Expenses+## ........................................................       1.08%         1.05%
 Net investment income ..............................................       3.33%         3.95%
Portfolio turnover ..................................................        306%          338%
Number of units outstanding at end of year (000 omitted) ............         290           500



                                                                         World Governments Variable Account
                                                                      -----------------------------------------
                                                                                      Compass 3
                                                                      -----------------------------------------
                                                                               Year Ended December 31,
                                                                      -----------------------------------------
                                                                           1996          1995          1994
                                                                      ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period .............................  $  17.8962    $  15.6705     $ 16.7563
                                                                       ----------    ----------     ---------
 Investment income ..................................................  $   1.2367    $   1.3045     $  1.0666
 Expenses ...........................................................      0.4322        0.4086        0.3760
                                                                       ----------    ----------     ---------
  Net investment income .............................................  $   0.8045    $   0.8959     $  0.6906
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions .............................................     (0.2699)       1.3298       (1.7764)
                                                                       ----------    ----------     ---------
 Net increase (decrease) in unit value ..............................  $   0.5346    $   2.2257     $ (1.0858)
                                                                       ----------    ----------     ---------
 Unit value:
 Net asset value -- end of period ...................................  $  18.4308    $  17.8962     $ 15.6705
                                                                       ==========    ==========     =========
Ratios (to average net assets):
 Expenses+## ........................................................       1.00%         1.00%         1.00%
 Net investment income ..............................................       4.54%         5.25%         4.45%
Portfolio turnover ..................................................        397%          330%          256%
Number of units outstanding at end of year (000 omitted) ............         789         1,021         1,321

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
## The Variable Account has an expense offset arrangement which reduces the Account's custodian fee based upon the amount of cash maintained by the Account with its custodian and dividend disbursing agent. For years ending on or after December 31, 1995, the Account's expenses are calculated without reduction for this expense offset arrangement.

                       See notes to financial statements

Notes to Financial Statements

(1) Organization

Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, Total Return Variable Account, and World Governments Variable Account (the Variable Account(s)) are separate accounts established by Sun Life Assurance Company of Canada (U.S.), the Sponsor, in connection with the issuance of Compass 2 and Compass 3 combination fixed/variable annuity contracts. Capital Appreciation Variable Account, Government Securities Variable Account, Money Market Variable Account, and Total Return Variable Account operate as open-end, diversified management investment companies, and High Yield Variable Account, Managed Sectors Variable Account, and World Governments Variable Account operate as open-end, non-diversified management investment companies as those terms are defined in the Investment Company Act of 1940, as amended.


(2) Significant Accounting Policies

General

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.


Investment Valuations

Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The Account's use of amortized cost is subject to the Account's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Boards of Managers.


Futures Contracts

The Variable Accounts may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Variable Accounts are required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Variable Accounts each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Accounts. The Variable Accounts' investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Should interest rates or securities prices move unexpectedly, the Variable Accounts may not achieve the anticipated benefits of the futures contracts and may realize a loss.


Repurchase Agreements

Certain Variable Accounts may enter into repurchase agreements with institutions that the Variable Account's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Such Variable Accounts require that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Account to obtain those securities in the event of a default under the repurchase agreement. The investment adviser monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than the amount owed to the Variable Account under each such repurchase agreement. The Variable Accounts, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.


Foreign Currency Translation

Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options

Certain Variable Accounts may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Account realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Account. The Account, as writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Variable Account's management on the direction of interest rates.


Forward Foreign Currency Exchange Contracts

Certain Variable Accounts may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Accounts may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, certain Variable Accounts may enter into contracts to deliver or receive foreign currency they will receive from or require for their normal investment activities. The Accounts may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, certain Variable Accounts may enter into contracts with the intent of changing the relative exposure of the Accounts' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.


Federal Income Taxes

The Variable Accounts are funding vehicles for individual variable annuities. The operations of the Variable Accounts are part of the operations of Sun Life Assurance Company of Canada (U.S.), the Sponsor, and are not taxed separately; the Variable Accounts are not taxed as regulated investment companies. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Accordingly, no provision for federal income or excise tax is necessary. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income.

Investment Transactions and Income

Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Certain of the Variable Accounts use the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.


Fees Paid Indirectly

The Variable Accounts' custody fees are calculated as a percentage of the month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Variable Accounts. This amount is shown as a reduction of expenses on the Statement of Operations.


(3) Contract Charges

The Sponsor makes a deduction from the Variable Accounts at the end of each valuation period, during both the accumulation period and after annuity payments begin, for assuming the mortality and expense risks under the contracts. The rate of the deduction may be changed annually but in no event may it exceed 1.25% of the average net assets of each Variable Account attributable to Compass 3 contracts, or, with respect to Compass 2 contracts, 1.30% of the assets of Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, and Money Market Variable Account, or 1.25% of the assets of Managed Sectors Variable Account, Total Return Variable Account, and World Governments Variable Account attributable to such contracts.

For assuming the distribution expense risk under Compass 3 contracts, the Sponsor makes a deduction from the Variable Accounts at the end of each valuation period for the first seven contract years at an effective annual rate of 0.15% of the net assets of the Variable Accounts attributable to such contracts. Contracts are transferred from Compass 3 to Compass 3 -- Level 2 in the month following the seventh contract anniversary. No deduction is made after the seventh contract anniversary. No deduction is made with respect to assets attributable to Compass 2 contracts.

Each year, on the contract anniversary, a contract maintenance charge of $25 with respect to Compass 2 contracts and $30 with respect to Compass 3 contracts is deducted from each contract's accumulation account and paid the Sponsor to cover administrative expenses relating to the contract. After the annuity commencement date, the annual contract maintenance charge is deducted pro rata from each annuity payment made during the year.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract. In no event shall the aggregate withdrawal charges (including the distribution expense charge described above applicable to Compass 3 contracts) exceed 5% of the purchase payments made under a Compass 2 contract or 9% of the purchase payments made under a Compass 3 contract.


(4) Annuity Reserves

Annuity reserves for contracts with annuity commencement dates prior to February 1, 1987, have been calculated using the 1971 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or after February 1, 1987, are calculated using the 1983 Individual Annuitant Mortality Table. Annuity reserves for contracts in payment period are calculated using an assumed interest rate of 4%. Required adjustments are accomplished by transfers to or from the Sponsor.


(5) Management Agreements

The Management Agreements provide that the Variable Accounts will pay the Investment Adviser, Massachusetts Financial Services Company, an indirect majority owned subsidiary of the Sponsor, a fee computed daily and paid monthly at an effective annual rate based on a percentage of each Variable Account's average daily net assets as follows:



                                                    Annual Rate of Management Fee     Annual Rate of Management Fee
                                                           Based on Average                 Based on Average
                                                           Daily Net Assets                 Daily Net Assets
                                                      Not Exceeding $300 Million        in Excess of $300 Million
                                                   -------------------------------   ------------------------------
Capital Appreciation Variable Account ..........                 0.75%                            0.675%
Government Securities Variable Account .........                 0.55%                            0.495%
High Yield Variable Account ....................                 0.75%                            0.675%
Managed Sectors Variable Account ...............                 0.75%                            0.675%
Money Market Variable Account ..................                 0.50%                            0.500%
Total Return Variable Account ..................                 0.75%                            0.675%
World Governments Variable Account .............                 0.75%                            0.675%

The agreements also provide that the Investment Adviser will pay certain Variable Account expenses in excess of 1.25% of the average daily net assets of each Variable Account for any calendar year. The Variable Accounts pay no compensation directly to their officers or members of the Boards of Managers who are affiliated with the Investment Adviser or the Sponsor.


Administrator

The Accounts have an administrative services agreement with MFS to provide the Accounts with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reim-bursement for the cost of providing these services, the Accounts pay MFS an administrative fee at the following annual percentages of the Accounts' average daily net assets:


  First $1 billion ..................     0.0150%
  Next $1 billion ...................     0.0125%
  Next $1 billion ...................     0.0100%
  In excess of $3 billion ...........     0.0000%

(6) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, were as follows:



                                                      Purchases           Sales
                                                   ---------------   ---------------
Capital Appreciation Variable Account ..........    $511,950,567      $595,716,956
High Yield Variable Account ....................     302,289,177       340,556,823
Managed Sectors Variable Account ...............     187,603,045       194,097,418
Money Market Variable Account* .................     975,933,151       970,822,993
Total Return Variable Account ..................     224,308,897       214,152,015
World Governments Variable Account .............      25,782,020        27,148,412

Purchases and sales of U.S. government securities, other than purchased option transactions and short-term obligations, were as follows:



                                                        Purchases            Sales
                                                    ----------------   ----------------
Government Securities Variable Account ..........    $  245,310,100     $  256,200,404
Managed Sectors Variable Account ................           762,420                 --
Money Market Variable Account* ..................     5,470,941,563      5,562,188,028
Total Return Variable Account ...................       167,473,251        174,139,811
World Governments Variable Account ..............        35,623,829         38,739,180

*Purchases and sales of investments for Money Market Variable Account consist solely of short-term obligations.


(7) High Yield Securities and Financial Instruments

Although the High Yield Variable Account has a diversified portfolio, its portfolio is invested in high-yield securities rated below investment grade or which are unrated. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Certain Variable Accounts trade financial instruments with off-balance sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Variable Accounts have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions


Managed Sectors Variable Account
                                                                        1998 Calls
                                                                      -------------
                                                         Contracts       Premiums
                                                        -----------   -------------
Outstanding, beginning of period ....................       1,971      $  273,732
 Options written ....................................          --              --
 Options terminated in closing transactions .........        (390)         (9,974)
 Options expired ....................................      (1,581)       (263,758)
                                                           ------      ----------
Outstanding, end of period ..........................          --      $       --
                                                           ------      -----------


World Governments Variable Account
                                                               1998 Calls                          1998 Puts
                                                   ----------------------------------   --------------------------------
                                                    Principal Amounts                    Principal Amounts
                                                       of Contracts                        of Contracts
                                                      (000 Omitted)        Premiums        (000 Omitted)       Premiums
                                                   -------------------   ------------   ------------------   -----------
Outstanding, beginning of period --
 Japanese Yen ..................................          296,310         $  46,762               --          $      --
Options written --
 Australian Dollar .............................            1,147            20,022              765              9,466
 British Pounds ................................              590             4,533               --                 --
 Canadian Dollar ...............................            3,649            18,833            1,514              5,664
 Deutsche Marks/British Pounds .................            1,840             8,833            1,962             10,283
 Japanese Government Bond ......................          285,300             4,383          571,300             16,151
 Japanese Yen ..................................        1,236,845            96,724          179,150              9,464
 Japanese Yen/Deutsche Marks ...................          359,945            74,228               --                 --
Options terminated in closing transactions --
 Australian Dollar .............................             (876)          (16,479)            (765)            (9,466)
 British Pounds ................................             (590)           (4,533)              --                 --
 Canadian Dollar ...............................             (963)           (7,502)          (1,514)            (5,664)
 Deutsche Marks/British Pounds .................           (1,840)           (8,833)              (4)            (1,450)
 Japanese Government Bond ......................         (285,300)           (4,383)        (571,300)           (16,151)
 Japanese Yen ..................................         (244,866)          (24,016)              --                 --
Options exercised --
 Australian Dollar .............................             (271)           (3,543)              --                 --
 Japanese Yen ..................................         (813,648)          (58,508)        (179,150)            (9,464)
Options expired --
 Canadian Dollar ...............................           (2,686)          (11,331)              --                 --
 Deutsche Marks/British Pounds .................               --                --           (1,958)            (8,833)
 Japanese Yen ..................................         (296,310)          (46,762)              --                 --
 Japanese Yen/Deutsche Marks ...................         (275,941)          (64,172)              --                 --
                                                                          ---------                          ----------
Outstanding, end of period .....................                          $  24,256                           $       0
                                                                          =========                          ==========

Options outstanding at end of period consist of:
 Japanese Yen ..................................          178,331            14,200
 Japanese Yen/Deutsche Marks ...................           84,004            10,056
                                                                          ---------
Outstanding, end of period .....................                          $  24,256                           $       0
                                                                          =========                          ==========

At December 31, 1998, the World Governments Variable Account had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
World Governments Variable Account



                                                                                                                   Net Unrealized
                                                                      Contracts to    Contracts at   In Exchange    Appreciation
Account                               Transaction  Settlement Date  Deliver/Receive       Value          For       (Depreciation)
------------------------------------ ------------- --------------- ----------------- -------------- ------------- ---------------
World Governments Variable Account   Sales         3-15-99   AUD          292,033      $  178,563    $  182,886      $ 4,323
                                                   3-15-99   DKK        2,558,828         403,000       404,647        1,647
                                                   3-15-99   NZD        1,221,315         642,494       633,183       (9,311)
                                                                                       ----------    ----------      -------
                                                                                       $1,224,057    $1,220,716      $(3,341)
                                                                                       ==========    ==========      =======
                                     Purchases
                                                   3-15-99   AUD          806,363      $  493,049    $  497,526      $(4,477)
                                                   3-15-99   JPY       40,674,285         362,016       350,444       11,572
                                                   3-15-99   NLG            2,811           1,501         1,504           (3)
                                                                                       ----------    ----------      -------
                                                                                       $  856,566    $  849,474      $ 7,092
                                                                                       ==========    ==========      =======

Forward foreign currency purchases and sales under master netting agreements for the World Governments Variable Account excluded above amounted to a net receivable of $4,856 with Deutsche Bank, $78,068 with Merrill Lynch, and $13,265 with First Boston.

At December 31, 1998, the World Governments Variable Account had sufficient cash and/or securities to cover any commitments under these contracts.

See page 30 for an explanation of abbreviations used to indicate amounts shown in currencies other than the U.S. dollar.


Total Return Variable Account

Forward foreign currency purchases and sales under master netting agreements for the Total Return Variable Account excluded above amounted to a net payable of $199 with Merrill Lynch.

At December 31, 1998, the Total Return Variable Account had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities

Certain of the Variable Accounts may invest in securities which are subject to legal or contractual restrictions on resale. At December 31, 1998, High Yield Variable Account and Total Return Variable Account owned the following restricted securities (consisting of 1.18% and 0.36% of the Account's net assets, respectively) which may not be publicly sold without registration under the Securities Act of 1933. The Variable Account does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service or if not available, are valued at fair value as determined in good faith by or at the direction of the Boards of Managers.



                                                                        Date of      Share/Par
Account                         Description                           Acquisition     Amount         Cost         Value
------------------------------- ------------------------------------ ------------- ------------ ------------- -------------
                                Airplane Pass Through Trust,
High Yield Variable Account      10.875s, 2019                         3/13/96    $  750,000    $ 750,000     $  797,580
                                Atlantic Gulf Communities Corp.        9/25/95           150           --            112
                                Merrill Lynch Mortgage Investors,
                                 Inc., 8.333s, 2022                    6/22/94     1,000,000      693,125        945,469
                                                                                                ----------    ----------
                                                                                                $1,443,125    $1,743,161
                                                                                                ==========    ==========
Total Return Variable Account   United Airlines Pass Through Trust,
                                 7.27s, 2013                           1/30/96    $    1,163    $1,156,243    $1,176,722
                                                                                                ==========    ==========

(9) Participant Transactions

The changes in net assets from changes in numbers of outstanding units were as follows:



                                                     Period ended December 31, 1998 (000 Omitted)
                                         --------------------------------------------------------------------
                                                              Transfers Between           Withdrawals,
                                                              Variable Accounts            Surrenders,
                                             Purchase             and Fixed              Annuitizations,
                                             Payments            Accumulation             and Contract
                                             Received              Account                   Charges
                                         ----------------- ------------------------ -------------------------
                                          Units   Dollars     Units       Dollars      Units       Dollars
                                         ------- --------- ----------- ------------ ----------- -------------
Capital Appreciation Variable Account
 Compass 2 Contracts ...................   102    $ 6,364         60    $      (6)       (887)    $ (55,152)
 Compass 3 Contracts ...................   354     14,559       (616)     (26,093)       (239)       (9,890)
 Compass 3 Level 2 Contracts ...........   115      1,934      1,662       27,672        (693)      (11,796)
                                                  -------               ---------                 ---------
                                                  $22,857               $   1,573                 $ (76,838)
                                                  =======               =========                 =========
Government Securities Variable Account
 Compass 2 Contracts ...................    62    $ 1,766       (156)   $  (4,444)       (768)    $ (21,806)
 Compass 3 Contracts ...................    99      1,989       (255)      (5,114)       (123)       (2,437)
 Compass 3 Level 2 Contracts ...........    34        400        440        5,112        (260)       (3,037)
                                                  -------               ---------                 ---------
                                                  $ 4,155               $  (4,446)                $ (27,280)
                                                  =======               =========                 =========
High Yield Variable Account
 Compass 2 Contracts ...................    48    $ 1,587       (277)   $  (9,607)       (528)    $ (17,504)
 Compass 3 Contracts ...................    89      2,170       (549)     (14,601)        (84)       (2,063)
 Compass 3 Level 2 Contracts ...........    21        268       (959)     (14,226)       (132)       (1,709)
                                                  -------               ---------                 ---------
                                                  $ 4,025               $ (38,434)                $ (21,276)
                                                  =======               =========                 =========
Managed Sectors Variable Account
 Compass 2 Contracts ...................    17    $   802         10    $     614         (82)    $  (3,946)
 Compass 3 Contracts ...................   149      6,996       (324)     (14,730)        (95)       (4,526)
 Compass 3 Level 2 Contracts ...........    64        974        662       10,136        (341)       (5,161)
                                                  -------               ---------                 ---------
                                                  $ 8,772               $  (3,980)                $ (13,633)
                                                  =======               =========                 =========
Money Market Variable Account
 Compass 2 Contracts ...................    53    $   949        555    $  10,086      (1,122)    $ (20,256)
 Compass 3 Contracts ...................   137      2,092        392        5,800        (319)       (4,734)
 Compass 3 Level 2 Contracts ...........    24        263      2,482       27,510        (469)       (5,201)
                                                  -------               ---------                 ---------
                                                  $ 3,304               $  43,396                 $ (30,191)
                                                  =======               =========                 =========
Total Return Variable Account
 Compass 2 Contracts ...................    52    $ 1,638         43    $   1,444        (555)    $ (17,577)
 Compass 3 Contracts ...................   365     11,428     (1,041)     (32,472)       (406)      (12,759)
 Compass 3 Level 2 Contracts ...........   136      2,043      2,092       31,278        (786)      (11,792)
                                                  -------               ---------                 ---------
                                                  $15,109               $     250                 $ (42,128)
                                                  =======               =========                 =========
World Governments Variable Account
 Compass 2 Contracts ...................     6    $   109        (68)   $  (1,243)        (76)    $  (1,436)
 Compass 3 Contracts ...................    37        680       (197)      (3,626)        (50)         (930)
 Compass 3 Level 2 Contracts ...........    15        170        129        1,430        (119)       (1,295)
                                                  -------               ---------                 ---------
                                                  $   959               $  (3,439)                $  (3,661)
                                                  =======               =========                 =========



                                              Period ended December 31, 1998 (000 Omitted)
                                         -------------------------------------------------------
                                                    Net                  Net            Net
                                               Accumulation         Annuitization     Increase
                                                 Activity              Activity      (Decrease)
                                         ------------------------- --------------- -------------
                                            Units       Dollars        Dollars        Dollars
                                         ----------- ------------- --------------- -------------
Capital Appreciation Variable Account
 Compass 2 Contracts ...................      (725)    $ (48,794)      $(727)        $ (49,521)
 Compass 3 Contracts ...................      (501)      (21,424)         17           (21,407)
 Compass 3 Level 2 Contracts ...........     1,084        17,810         185            17,995
                                                       ---------       -----         ---------
                                                       $ (52,408)      $(525)        $ (52,933)
                                                       =========       =====         =========
Government Securities Variable Account
 Compass 2 Contracts ...................      (862)    $ (24,484)      $ 102         $ (24,382)
 Compass 3 Contracts ...................      (279)       (5,562)        (30)           (5,592)
 Compass 3 Level 2 Contracts ...........       214         2,475         (28)            2,447
                                                       ---------       -----         ---------
                                                       $ (27,571)      $  44         $ (27,527)
                                                       =========       =====         =========
High Yield Variable Account
 Compass 2 Contracts ...................      (757)    $ (25,524)      $(211)        $ (25,735)
 Compass 3 Contracts ...................      (544)      (14,494)          1           (14,493)
 Compass 3 Level 2 Contracts ...........    (1,070)      (15,667)          0           (15,667)
                                                       ---------       -----         ---------
                                                       $ (55,685)      $(210)        $ (55,895)
                                                       =========       =====         =========
Managed Sectors Variable Account
 Compass 2 Contracts ...................       (55)    $  (2,530)      $ (28)        $  (2,558)
 Compass 3 Contracts ...................      (270)      (12,260)        (29)          (12,289)
 Compass 3 Level 2 Contracts ...........       385         5,949         161             6,110
                                                       ---------       -----         ---------
                                                       $  (8,841)      $ 104         $  (8,737)
                                                       =========       =====         =========
Money Market Variable Account
 Compass 2 Contracts ...................      (514)    $  (9,221)      $(253)        $  (9,474)
 Compass 3 Contracts ...................       210         3,158         (80)            3,078
 Compass 3 Level 2 Contracts ...........     2,037        22,572          (1)           22,571
                                                       ---------       ------        ---------
                                                       $  16,509       $(334)        $  16,175
                                                       =========       ======        =========
Total Return Variable Account
 Compass 2 Contracts ...................      (460)    $ (14,495)      $(359)        $ (14,854)
 Compass 3 Contracts ...................    (1,082)      (33,803)         24           (33,779)
 Compass 3 Level 2 Contracts ...........     1,442        21,529          22            21,551
                                                       ---------       -----         ---------
                                                       $ (26,769)      $(313)        $ (27,082)
                                                       =========       =====         =========

World Governments Variable Account
 Compass 2 Contracts ...................      (138)    $  (2,570)      $  (9)        $  (2,579)
 Compass 3 Contracts ...................      (210)       (3,876)         (6)           (3,882)
 Compass 3 Level 2 Contracts ...........        25           305         (29)              276
                                                       ---------       -----         ---------
                                                       $  (6,141)      $ (44)        $  (6,185)
                                                       =========       =====         =========

The changes in net assets from changes in numbers of outstanding units were as follows:



                                                        Year Ended December 31, 1997 (000 Omitted)
                                           --------------------------------------------------------------------
                                                                Transfers Between           Withdrawals,
                                                                Variable Accounts            Surrenders,
                                               Purchase             and Fixed              Annuitizations,
                                               Payments            Accumulation             and Contract
                                               Received              Account                   Charges
                                           ----------------- ------------------------ -------------------------
                                            Units   Dollars     Units       Dollars      Units       Dollars
                                           ------- --------- ----------- ------------ ----------- -------------
Capital Appreciation Variable Account
 Compass 2 Contracts .....................   128    $ 6,572        (40)   $    (623)       (919)    $ (47,471)
 Compass 3 Contracts .....................   432     14,656       (888)     (29,853)       (312)      (10,658)
 Compass 3 Level 2 Contracts .............    87      1,228      2,003       28,005        (612)       (8,653)
                                                    -------               ---------                 ---------
                                                    $22,456               $  (2,471)                $ (66,782)
                                                    =======               =========                 =========
Government Securities Variable Account
 Compass 2 Contracts .....................    80    $ 2,089       (495)   $ (13,383)     (1,226)    $ (32,195)
 Compass 3 Contracts .....................   124      2,290       (340)      (6,302)       (204)       (3,785)
 Compass 3 Level 2 Contracts .............    27        290        474        5,016        (260)       (2,765)
                                                    -------               ---------                 ---------
                                                    $ 4,669               $ (14,669)                $ (38,745)
                                                    =======               =========                 =========
High Yield Variable Account
 Compass 2 Contracts .....................    59    $ 1,814        (91)   $  (2,578)       (500)    $ (15,376)
 Compass 3 Contracts .....................    90      2,051       (233)      (5,243)        (86)       (1,947)
 Compass 3 Level 2 Contracts .............    21        256        415        4,887        (213)       (2,568)
                                                    -------               ---------                 ---------
                                                    $ 4,121               $  (2,934)                $ (19,891)
                                                    =======               =========                 =========
Managed Sectors Variable Account
 Compass 2 Contracts .....................    20    $   854         74    $   3,128         (86)    $  (3,586)
 Compass 3 Contracts .....................   172      7,114       (325)     (12,759)       (140)       (5,834)
 Compass 3 Level 2 Contracts .............    50        666      1,223       15,786        (320)       (4,269)
                                                    -------               ---------                 ---------
                                                    $ 8,634               $   6,155                 $ (13,689)
                                                    =======               =========                 =========
Money Market Variable Account
 Compass 2 Contracts .....................    64    $ 1,121        353    $   6,088        (986)    $ (17,174)
 Compass 3 Contracts .....................   180      2,583       (528)      (7,682)       (422)       (6,047)
 Compass 3 Level 2 Contracts .............    15        160        753        7,829        (561)       (5,968)
                                                    -------               ---------                 ---------
                                                    $ 3,864               $   6,235                 $ (29,189)
                                                    =======               =========                 =========
Total Return Variable Account
 Compass 2 Contracts .....................    67    $ 1,867        182    $   5,026        (707)    $ (19,474)
 Compass 3 Contracts .....................   456     12,335     (1,178)     (31,595)       (431)      (11,669)
 Compass 3 Level 2 Contracts .............   118      1,528      2,405       30,842        (980)      (12,578)
                                                    -------               ---------                 ---------
                                                    $15,730               $   4,273                 $ (43,721)
                                                    =======               =========                 =========
World Governments Variable Account
 Compass 2 Contracts .....................    10    $   173        (55)   $  (1,004)       (106)    $  (1,932)
 Compass 3 Contracts .....................    64      1,155       (278)      (4,982)        (75)       (1,344)
 Compass 3 Level 2 Contracts .............    12        127        311        3,227        (216)       (2,234)
                                                    -------               ---------                 ---------
                                                    $ 1,455               $  (2,759)                $  (5,510)
                                                    =======               =========                 =========



                                                 Year Ended December 31, 1997 (000 Omitted)
                                           -------------------------------------------------------
                                                      Net                  Net            Net
                                                 Accumulation         Annuitization     Increase
                                                   Activity              Activity      (Decrease)
                                           ------------------------- --------------- -------------
                                              Units       Dollars        Dollars        Dollars
                                           ----------- ------------- --------------- -------------
Capital Appreciation Variable Account
 Compass 2 Contracts .....................      (831)    $ (41,522)      $(619)        $ (42,141)
 Compass 3 Contracts .....................      (768)      (25,855)       (255)          (26,110)
 Compass 3 Level 2 Contracts .............     1,478        20,580         181            20,761
                                                         ---------       -----         ---------
                                                         $ (46,797)      $(693)        $ (47,490)
                                                         =========       =====         =========
Government Securities Variable Account
 Compass 2 Contracts .....................    (1,641)    $ (43,489)      $(265)        $ (43,754)
 Compass 3 Contracts .....................      (420)       (7,797)        (16)           (7,813)
 Compass 3 Level 2 Contracts .............       241         2,541         (24)            2,517
                                                         ---------       -----         ---------
                                                         $ (48,745)      $(305)        $ (49,050)
                                                         =========       =====         =========
High Yield Variable Account
 Compass 2 Contracts .....................      (532)    $ (16,140)      $(291)        $ (16,431)
 Compass 3 Contracts .....................      (229)       (5,139)         (3)           (5,142)
 Compass 3 Level 2 Contracts .............       223         2,575           0             2,575
                                                         ---------       -------       ---------
                                                         $ (18,704)      $(294)        $ (18,998)
                                                         =========       =======       =========
Managed Sectors Variable Account
 Compass 2 Contracts .....................         8     $     396       $  45         $     441
 Compass 3 Contracts .....................      (293)      (11,479)         82           (11,397)
 Compass 3 Level 2 Contracts .............       953        12,183          50            12,233
                                                         ---------       -------       ---------
                                                         $   1,100       $ 177         $   1,277
                                                         =========       =======       =========
Money Market Variable Account
 Compass 2 Contracts .....................      (569)    $  (9,965)      $ (40)        $ (10,005)
 Compass 3 Contracts .....................      (770)      (11,146)         (4)          (11,150)
 Compass 3 Level 2 Contracts .............       207         2,021          (2)            2,019
                                                         ---------       --------      ---------
                                                         $ (19,090)      $ (46)        $ (19,136)
                                                         =========       =======       =========
Total Return Variable Account
 Compass 2 Contracts .....................      (458)    $ (12,581)      $(127)        $ (12,708)
 Compass 3 Contracts .....................    (1,153)      (30,929)       (185)          (31,114)
 Compass 3 Level 2 Contracts .............     1,543        19,792         134            19,926
                                                         ---------       -------       ---------
                                                         $ (23,718)      $(178)        $ (23,896)
                                                         =========       =======       =========
World Governments Variable Account
 Compass 2 Contracts .....................      (151)    $  (2,763)      $  (9)        $  (2,772)
 Compass 3 Contracts .....................      (289)       (5,171)        (12)           (5,183)
 Compass 3 Level 2 Contracts .............       107         1,120          (5)            1,115
                                                         ---------       --------      ---------
                                                         $  (6,814)      $ (26)        $  (6,840)
                                                         =========       =======       =========

(10) Detailed Statements of Operations -- Year Ended December 31, 1998 (000 Omitted)



                                                      Capital Appreciation Variable Account
                                          -------------------------------------------------------------
                                                    Compass 2                      Compass 3
                                          ------------------------------ ------------------------------
                                           Accumulation   Annuitization   Accumulation   Annuitization
                                          -------------- --------------- -------------- ---------------
Investment income:
 Interest ...............................    $    543        $    7         $    124         $ --
 Dividends ..............................       1,845            25              423            1
                                             --------        ------         --------         ----
  Total investment income ...............    $  2,388        $   32         $    547         $  1
Expenses ................................       9,865            49            2,362            2
                                             --------        ------         --------         ----
 Net investment loss ....................    $ (7,477)       $  (17)        $ (1,815)        $ (1)
                                             --------        ------         --------         ----
Realized and unrealized gain
 on investments:
 Net realized gain ......................    $ 84,870        $1,136         $ 19,402         $ 48
 Net unrealized gain ....................      43,213           558            9,766            4
                                             --------        ------         --------         ----
Net realized and unrealized gain
 on investments .........................    $128,083        $1,694         $ 29,168         $ 52
                                             --------        ------         --------         ----
Increase in net assets from operations ..    $120,606        $1,677         $ 27,353         $ 51
                                             ========        ======         ========         ====



                                              Capital Appreciation Variable Account
                                          ---------------------------------------------
                                               Compass 3 - Level 2
                                          ------------------------------
                                           Accumulation   Annuitization      Total
                                          -------------- --------------- -------------
Investment income:
 Interest ...............................    $     85         $ --         $     759
 Dividends ..............................         291            2             2,587
                                             --------         ----         ---------
  Total investment income ...............    $    376         $  2         $   3,346
Expenses ................................       1,518            3            13,799
                                             --------         ----         ---------
 Net investment loss ....................    $ (1,142)        $ (1)        $ (10,453)
                                             --------         ----         ---------
Realized and unrealized gain
 on investments:
 Net realized gain ......................    $ 13,335         $ 68         $ 118,859
 Net unrealized gain ....................       7,256           17            60,814
                                             --------         ----         ---------
Net realized and unrealized gain
 on investments .........................    $ 20,591         $ 85         $ 179,673
                                             --------         ----         ---------
Increase in net assets from operations ..    $ 19,449         $ 84         $ 169,220
                                             ========         ====         =========


                                                        Government Securities Variable Account
                                             -------------------------------------------------------------
                                                       Compass 2                      Compass 3
                                             ------------------------------ ------------------------------
                                              Accumulation   Annuitization   Accumulation   Annuitization
                                             -------------- --------------- -------------- ---------------
Investment income:
 Interest ..................................     $9,530           $183          $1,276           $12
                                                 ------           ----          ------           ---
  Total investment income ..................     $9,530           $183          $1,276           $12
Expenses ...................................      2,793             17             393             1
                                                 ------           ----          ------           ---
 Net investment income .....................     $6,737           $166          $  883           $11
                                                 ------           ----          ------           ---
Realized and unrealized gain
 on investments:
 Net realized gain .........................     $2,132           $ 39          $  296           $ 2
 Net unrealized gain .......................        811             19             102             2
                                                 ------           ----          ------           ---
Net realized and unrealized gain
 on investments ...................... .....     $2,943           $ 58          $  398           $ 4
                                                 ------           ----          ------           ---
Increase in net assets from operations .....     $9,680           $224          $1,281           $15
                                                 ======           ====          ======           ===



                                               Government Securities Variable Account
                                             ------------------------------------------
                                                  Compass 3 - Level 2
                                             ------------------------------
                                              Accumulation   Annuitization     Total
                                             -------------- --------------- ----------
Investment income:
 Interest ..................................     $1,069           $ 7        $12,077
                                                 ------           ---        -------
  Total investment income ..................     $1,069           $ 7        $12,077
Expenses ...................................        307             1          3,512
                                                 ------           ---        -------
 Net investment income .....................     $  762           $ 6        $ 8,565
                                                 ------           ---        -------
Realized and unrealized gain
 on investments:
 Net realized gain .........................     $  226           $ 2        $ 2,697
 Net unrealized gain .......................        109            --          1,043
                                                 ------           ---        -------
Net realized and unrealized gain
 on investments ...................... .....     $  335           $ 2        $ 3,740
                                                 ------           ---        -------
Increase in net assets from operations .....     $1,097           $ 8        $12,305
                                                 ======           ===        =======

                                                            High Yield Variable Account
                                           -------------------------------------------------------------
                                                     Compass 2                      Compass 3
                                           ------------------------------ ------------------------------
                                            Accumulation   Annuitization   Accumulation   Annuitization
Investment income:
 Interest ................................   $  12,879        $  252        $   2,212         $ 2
 Dividends ...............................         282             5               49          --
                                             ---------        ------        ---------         ---
  Total investment income ................   $  13,161        $  257        $   2,261         $ 2
Expenses .................................       2,847            22              516          --
                                             ---------        ------        ---------         ---
 Net investment income ...................   $  10,314        $  235        $   1,745         $ 2
                                             ---------        ------        ---------         ---
Realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss) ................   $     418        $   (1)       $     344         $--
 Net unrealized loss .....................     (12,377)         (245)          (1,078)         (2)
                                             ---------        ------        ---------         ---
Net realized and unrealized gain
 (loss) on investments ...................   $ (11,959)       $ (246)       $    (734)        $(2)
                                             ---------        ------        ---------         ---
Increase (decrease) in net assets from
 operations ..............................   $  (1,645)       $  (11)       $   1,011         $--
                                             =========        ======        =========         ===



                                                   High Yield Variable Account
                                           --------------------------------------------
                                                Compass 3 - Level 2
                                           ------------------------------
                                            Accumulation   Annuitization      Total
Investment income:
 Interest ................................     $1,973           $--        $  17,318
 Dividends ...............................         42            --              378
                                               ------           ---        ---------
  Total investment income ................     $2,015           $--        $  17,696
Expenses .................................        437            --            3,822
                                               ------           ---        ---------
 Net investment income ...................     $1,578           $--        $  13,874
                                               ------           ---        ---------
Realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss) ................     $  220           $--        $     981
 Net unrealized loss .....................        (82)           --          (13,784)
                                               ------           ---        ---------
Net realized and unrealized gain
 (loss) on investments ...................     $  138           $--        $ (12,803)
                                               ------           ---        ---------
Increase (decrease) in net assets from
 operations ..............................     $1,716           $--        $   1,071
                                               ======           ===        =========


                                                           Managed Sectors Variable Account
                                             -------------------------------------------------------------
                                                       Compass 2                      Compass 3
                                             ------------------------------ ------------------------------
                                              Accumulation   Annuitization   Accumulation   Annuitization
Investment income:
 Interest ..................................     $   46           $ 1           $   71          $--
 Dividends .................................        137             2              213           --
                                                 ------           ---           ------          ---
  Total investment income ..................     $  183           $ 3           $  284          $--
Expenses ...................................        700             3            1,154            1
                                                 ------           ---           ------          ---
 Net investment loss .......................     $ (517)          $--           $ (870)         $(1)
                                                 ------           ---           ------          ---
Realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss) ..................     $  544           $ 8           $1,336          $13
 Net unrealized gain (loss) ................      3,505            26            4,467           (8)
                                                 ------           ---           ------          ---
Net realized and unrealized gain
 on investments ............................     $4,049           $34           $5,803          $ 5
                                                 ------           ---           ------          ---
Increase in net assets from operations .....     $3,532           $34           $4,933          $ 4
                                                 ======           ===           ======          ===



                                                   Managed Sectors Variable Account
                                             --------------------------------------------
                                                  Compass 3 - Level 2
                                             ------------------------------
                                              Accumulation   Annuitization      Total
Investment income:
 Interest ..................................     $   50          $ --         $    168
 Dividends .................................        147            --              499
                                                 ------          ----         --------
  Total investment income ..................     $  197          $ --         $    667
Expenses ...................................        738             1            2,597
                                                 ------          ----         --------
 Net investment loss .......................     $ (541)         $ (1)        $ (1,930)
                                                 ------          ----         --------
Realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss) ..................     $    9          $ (9)        $  1,901
 Net unrealized gain (loss) ................      4,233            22           12,245
                                                 ------          ----         --------
Net realized and unrealized gain
 on investments ............................     $4,242          $ 13         $ 14,146
                                                 ------          ----         --------
Increase in net assets from operations .....     $3,701          $ 12         $ 12,216
                                                 ======          ====         ========

                                                             Money Market Variable Account
                                             -------------------------------------------------------------
                                                       Compass 2                      Compass 3
                                             ------------------------------ ------------------------------
                                              Accumulation   Annuitization   Accumulation   Annuitization
Investment income:
 Interest ..................................     $4,150          $  66          $1,083           $  1
                                                 ------          -----          ------           ----
  Total investment income ..................     $4,150          $  66          $1,083           $  1
Expenses ...................................      1,454              7             383             --
                                                 ------          -----          ------           ----
 Net investment income .....................     $2,696          $  59          $  700           $  1
                                                 ------          -----          ------           ----
Realized and unrealized gain (loss)
 on investments ............................     $   --          $  --          $  (78)          $ 78
                                                 ------          -----          ------           ----
Increase in net assets from operations .....     $2,696          $  59          $  622           $ 79
                                                 ======          =====          ======           ====



                                                   Money Market Variable Account
                                             -----------------------------------------
                                                  Compass 3 - Level 2
                                             ------------------------------
                                              Accumulation   Annuitization    Total
Investment income:
 Interest ..................................     $1,205           $--        $6,505
                                                 ------           ---        ------
  Total investment income ..................     $1,205           $--        $6,505
Expenses ...................................        389            --         2,233
                                                 ------           ---        ------
 Net investment income .....................     $  816           $--        $4,272
                                                 ------           ---        ------
Realized and unrealized gain (loss)
 on investments ............................     $   --           $--        $   --
                                                 ------           ---        ------
Increase in net assets from operations .....     $  816           $--        $4,272
                                                 ======           ===        ======


                                                             Total Return Variable Account
                                             -------------------------------------------------------------
                                                       Compass 2                      Compass 3
                                             ------------------------------ ------------------------------
                                              Accumulation   Annuitization   Accumulation   Annuitization
Investment income:
 Interest ..................................    $  3,463        $   67         $  3,185         $   8
 Dividends .................................       1,506            29            1,392             3
                                                --------        ------         --------         -----
  Total investment income ..................    $  4,969        $   96         $  4,577         $  11
Expenses ...................................       2,434            19            2,405             2
                                                --------        ------         --------         -----
 Net investment income .....................    $  2,535        $   77         $  2,172         $   9
                                                --------        ------         --------         -----
Realized and unrealized gain (loss)
 on investments:
 Net realized gain .........................    $ 17,425        $  338         $ 16,255         $  38
 Net unrealized gain (loss) ................      (8,534)         (159)          (7,925)          (20)
                                                --------        ------         --------         -----
Net realized and unrealized gain
 on investments ............................    $  8,891        $  179         $  8,330         $  18
                                                --------        ------         --------         -----
Increase in net assets from operations .....    $ 11,426        $  256         $ 10,502         $  27
                                                ========        ======         ========         =====



                                                    Total Return Variable Account
                                             --------------------------------------------
                                                  Compass 3 - Level 2
                                             ------------------------------
                                              Accumulation   Annuitization      Total
Investment income:
 Interest ..................................    $  2,637        $    6       $    9,366
 Dividends .................................       1,142             2            4,074
                                                --------        ------       ----------
  Total investment income ..................    $  3,779        $    8       $   13,440
Expenses ...................................       1,853             2            6,715
                                                --------        ------       ----------
 Net investment income .....................    $  1,926        $    6       $    6,725
                                                --------        ------       ----------
Realized and unrealized gain (loss)
 on investments:
 Net realized gain .........................    $ 12,944        $   28       $   47,028
 Net unrealized gain (loss) ................      (6,121)          (13)         (22,772)
                                                --------        ------       ----------
Net realized and unrealized gain
 on investments ............................    $  6,823        $   15       $   24,256
                                                --------        ------       ----------
Increase in net assets from operations .....    $  8,749        $   21       $   30,981
                                                ========        ======       ==========

                                                          World Governments Variable Account
                                             -------------------------------------------------------------
                                                       Compass 2                      Compass 3
                                             ------------------------------ ------------------------------
                                              Accumulation   Annuitization   Accumulation   Annuitization
Investment income:
 Interest ..................................      $364            $ 4            $391            $ 2
                                                  ----            ---            ----            ---
  Total investment income ..................      $364            $ 4            $391            $ 2
Expenses ...................................       153              1             161             --
                                                  ----            ---            ----            ---
 Net investment income .....................      $211            $ 3            $230            $ 2
                                                  ----            ---            ----            ---
Realized and unrealized gain
 on investments:
 Net realized gain .........................      $322            $ 4            $330            $ 2
 Net unrealized gain .......................       261              3             258              2
                                                  ----            ---            ----            ---
Net realized and unrealized gain
 on investments ............................      $583            $ 7            $588            $ 4
                                                  ----            ---            ----            ---
Increase in net assets from operations .....      $794            $10            $818            $ 6
                                                  ====            ===            ====            ===



                                                World Governments Variable Account
                                             -----------------------------------------
                                                  Compass 3 - Level 2
                                             ------------------------------
                                              Accumulation   Annuitization    Total
Investment income:
 Interest ..................................      $412            $ 3        $1,176
                                                  ----            ---        ------
  Total investment income ..................      $412            $ 3        $1,176
Expenses ...................................       168             --           483
                                                  ----            ---        ------
 Net investment income .....................      $244            $ 3        $  693
                                                  ----            ---        ------
Realized and unrealized gain
 on investments:
 Net realized gain .........................      $384            $ 2        $1,044
 Net unrealized gain .......................       347              1           872
                                                  ----            ---        ------
Net realized and unrealized gain
 on investments ............................      $731            $ 3        $1,916
                                                  ----            ---        ------
Increase in net assets from operations .....      $975            $ 6        $2,609
                                                  ====            ===        ======

(11) Line of Credit

The Accounts and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Account shares. Interest is charged to each Account, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each of the Accounts for the year ended December 31, 1998, ranged from $83 to $1,258.

Independent Auditors' Report

To the Participants in and the Board of Managers of Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, Total Return Variable Account, and World Governments Variable Account and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, Total Return Variable Account, and World Governments Variable Account (the "Variable Accounts") as of December 31, 1998, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1998 and 1997, and the per unit and other data for each of the years in the five-year period ended December 31, 1998. These financial statements and the per unit and other data are the responsibility of the Variable Accounts' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the per unit and other data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and per unit and other data present fairly, in all material respects, the financial position of the Variable Accounts at December 31, 1998, the results of their operations, the changes in their net assets, and their per unit and other data for each of the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP


Boston, Massachusetts
February 4, 1999

                       --------------------------------

This Compass annual report is prepared for the general information of contract owners. It is authorized for distribution to prospective purchasers only when preceded by an effective prospectus.

                         MFS Prepares for the Year 2000


                              [Y2K YEAR 2000 LOGO]


MFS Investment Management(R) is committed to the effective use of technology in managing investments, delivering high-quality service to our fund shareholders, and supporting the financial advisers who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 composed of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arose because date fields in computers and software applications have traditionally used two-digit codes. Since the dawn of the computer age, the implied first two digits have been "1" and "9." In the year 2000, that can no longer be the case because computer applications may assume "00" refers to 1900. Our team of dedicated business and technology managers, working with outside experts, is taking reasonable steps to ascertain the Y2K compliance of MFS' internal systems. We are also working with our vendors to seek reasonable assurances that their systems are or will be compliant.

MFS realizes that investors are also concerned about whether the companies in the Funds' portfolios are addressing their internal Y2K issues. As MFS' portfolio managers and research analysts meet with the managements of portfolio companies as part of the MFS(R) Original Research(SM) process, one of the many factors they may consider is a company's Y2K preparedness.

Year 2000 compliance is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K phenomenon. While MFS is making an effort to ensure the integrity of its internal systems, there are significant systems interdependencies in the domestic and foreign securities markets, external vendor systems, and the internal business environments of its portfolio companies. There can be no assurance that the steps MFS has taken will be sufficient to avoid any adverse impact on the Funds. However, MFS will continue to review and test its internal systems.

                              Year 2000 and Beyond


                       [SUN LIFE LOGO] Sun Life
                                       Assurance Company
                                       of Canada (U.S.)


The potentional hazard of computers having difficulty dealing with the year 2000 has been widely reported in the media. Essentially, the "Y2K" problem stems from some computer software being written in a way that will handle only two digits of a year rather than the full four digits. This becomes a problem when 2000 is perceived as simply "00", with the result that the computer software interprets the date as 1900 rather than 2000.

Sun Life began working on this problem in 1995 when a Company strategy for dealing with the issue was approved by our systems management. It was apparent that effective support from senior management was a key component to successfully correcting Sun Life's systems. For this reason, in early 1996 Sun Life's chairman and CEO delivered a clear mandate to make Y2K a top priority. Since that time we have inventoried and assessed nearly 2000 systems around the Company.

The vast majority of Sun Life's systems have already been tested, and, based on these tests, have been certified as compliant. The current target date for completion of Sun Life's certification program is the end of the first quarter of 1999. Even though relatively few Y2K bugs were actually found during analysis, it has been Sun Life's policy to test every system before it can be certified as compliant. The price tag for this massive project has been steep -- over $100 million (Cdn). However, we consider the money well spent when it means that Sun Life can move into the year 2000 and beyond confident that our systems will support Sun Life's position as a leader in the financial services industry.

The preceding is a Year 2000 Readiness Disclosure pursuant to the Year 2000 Readiness Disclosure Act enacted by the United States Congress on October 19, 1998.

[BACK COVER]



Members of Boards of Managers and Officers
JOHN D. McNEIL*, Chairman and Member
Chairman, Sun Life Assurance Company of Canada,
Toronto, Ontario, Canada


SAMUEL ADAMS, Member
Partner, Warner & Stackpole,
Boston, Massachusetts

J. KERMIT BIRCHFIELD, Member
Consultant, Display Technology, Inc. (manufacturer of liquid-crystal display technology), Gloucester, Massachusetts


JAMES R. BORDEWICK Jr.*, Assistant Secretary

STEPHEN E. CAVAN*, Secretary

WILLIAM R. GUTOW, Member
Vice Chairman, Capitol Entertainment Management Company
(Blockbuster Video franchise), Dallas, Texas

DAVID D. HORN*, Member
Former Senior Vice President and General Manager,
Sun Life Assurance Company of Canada,
Wellesley Hills, Massachusetts

GARTH MARSTON, Member
Former Chairman, The Provident Institution for Savings,
Boston, Massachusetts

DERWYN F. PHILLIPS, Member
Former Vice Chairman, The Gillette Company,
Marblehead, Massachusetts


Sun Life Assurance Company
of Canada (U.S.)
Annuity Service Mailing Address
c/o Sun Life Retirement Products and Services
P.O. Box 1024, Boston, MA 02103-9986

Investment Adviser
Massachusetts Financial Services Company
One Sun Life Executive Park, Wellesley Hills, MA 02481

Distributor
Clarendon Insurance Agency, Inc.
500 Boylston Street, Boston, MA 02116-3741

Custodian
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

Independent Auditors
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110-1617

*Affiliated with the Investment Adviser

     Account Information

     For account information, please call toll free:
     1-800-752-7218 anytime from a touch-tone telephone.
     To speak with a customer service representative, please call toll free: 1-800-752-7215 any business day from 8 a.m. to 6 p.m. Eastern time.


                                                               COUS-2 2/99 66M